PROFILE OF THE
        DREYFUS/TRANSAMERICATRIPLE ADVANTAGE(R)VARIABLE AND FIXED ANNUITY
                                    Issued by
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                   May 1, 1998
             This Profile is a summary of some of the more important
           points that you should know and consider before purchasing a Contract. The Contract is more fully described
 in the full Prospectus which accompanies this Profile. Please read the
                             Prospectus carefully.

1. The Annuity Contract. The Dreyfus/Transamerica Triple Advantage is a contract between you and Transamerica Occidental Life Insurance Company with both "variable" and "guaranteed" investment options. In the Contract, you can invest, in your choice of eighteen Sub-Accounts corresponding to eighteen funds ("Portfolios") in the Variable Account or in the Guaranteed Periods of the Fixed Account from Transamerica. You could gain or lose money you invest in the Portfolios, but you could also earn more than investing in the Fixed Account options. Transamerica guarantees the safety of money invested in the Fixed
Account options. The Fixed Account and some of the Portfolios may not be available in all states.

         The Contract is a deferred annuity, which means it has two phases: the accumulation phase and the annuity phase. During the accumulation phase you can make additional purchase payments to the Contract, transfer your money among the investment options, and withdraw some or all of your investment. During this phase earnings accumulate on a tax-deferred basis for individuals, but if you withdraw money some or all of it may be taxable. Tax deferral is not available for corporations and some trusts.

         During the annuity phase Transamerica will make periodic payments to you. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase (and other factors, such as age and sex).

2. The Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from Transamerica. You can choose fixed annuity payments, where the dollar amount of each payment generally stays the same, or variable payments that go up or down in dollar amount based on the investment performance of the Portfolios you select. You can choose among payments for the lifetime of an individual, or payments for the longer of one lifetime or a guaranteed period of 10, 15, or 20 years, or payments for one lifetime and the lifetime of another individual.

3. Purchasing a Contract. Generally, you must invest at least $5,000 to purchase a Contract, and then you can make more investments of at least $500 each ($100 each if made under the automatic payment plan and deducted from your bank account). You may cancel your Contract during the Free Look Period. This right is explained in item 10 on page 4 of this Profile.

         The Triple Advantage variable annuity is designed for long-term tax-deferred accumulation of assets, generally for retirement or other long-term goals. Individuals in high tax brackets get the most benefit from the tax deferral feature. You should not make an investment in the Contract for short-term purposes or if you cannot take the risk of losing some of your investment.

4. Investment Options. VARIABLE ACCOUNT: You can invest in any of the Sub-Accounts corresponding to the following eighteen Portfolios:

         Money Market               Capital Appreciation               International Value       Transamerica Growth
         Special Value              Stock Index                        Disciplined Stock         Core Value
         Zero Coupon 2000           Socially Responsible Growth        Small Company Stock       MidCap Stock
         Quality Bond               Growth and Income                  Balanced
         Small Cap                  International Equity               Limited Term High Income

                  These Portfolios are described in their own prospectuses. You can earn or lose money in any of these Portfolios. All Portfolios may not be available in all states.

         FIXED ACCOUNT: In most states, you can also invest in a Fixed Account option, where Transamerica guarantees the principal invested plus at least 3% annual interest.

5. Expenses. The Contract provides many benefits and features that you do not get with a regular mutual fund. It costs Transamerica money to provide these benefits, so there are charges in connection with this Contract. If you withdraw your money within seven years of investing it, there may be a withdrawal charge of up to 6% of the amount invested. Once each Contract Year we deduct an Account Fee of no more than $30 (there is no fee if your Account Value is over $50,000). Insurance and administrative charges of 1.40% per year are charged against your average daily value in the Variable Account and a $10 fee for transfers over 18 in one year. Advisory fees are also deducted by the Portfolios' manager, and the Portfolios pay other expenses which, in total, vary from 0. 28% to 1.42% per year of the amounts in the Portfolios. Finally, there might be premium taxes ranging from 0 to 3.5% of your investment and/or on amounts you use to purchase annuity benefits (depending on your state's law).

         The following chart shows these charges (except transfer fees premium taxes). The $30 annual Account Fee is not included in the first column because the fee is waived for Account Values over $50,000 and the approximate average Account Value is over $50,000. The third column is the sum of the first two. The examples in the last two columns show the total amounts you would be charged, in dollars, if you invested $1000, the investment grew 5% each year, and you withdrew your entire investment after one year or ten years. Year one includes the withdrawal charge and year ten does not.

EXAMPLES:

Portfolio/                         Annual          Annual                        Total Expenses     Total Expenses
Sub-Account                       Insurance      Portfolio       Total Annual       at end of          at end of
-----------
                                   Charges        Charges          Charges          One Year           Ten Years
Money Market                        1.40%          0.61%            2.01%            $71.40             $233.76
Special Value                       1.40%          0.99%            2.39%            $75.21             $272.63
Zero Coupon 2000                    1.40%          0.61%            2.01%            $71.40             $233.76
Quality Bond                        1.40%          0.75%            2.15%            $72.81             $248.27
Small Cap                           1.40%          0.78%            2.18%            $73.11             $251.35
Capital Appreciation                1.40%          0.80%            2.20%            $73.31             $253.39
Stock Index                         1.40%          0.28%            1.68%            $68.08             $198.70
Socially Responsible                1.40%          0.82%            2.22%            $73.51             $255.44
Growth and Income                   1.40%          0.80%            2.20%            $73.31             $253.39
International Equity                1.40%          1.06%            2.46%            $75.91             $279.62
International Value                 1.40%          1.42%            2.82%            $79.51             $314.73
Disciplined Stock                   1.40%          1.02%            2.42%            $75.51             $275.63
Small Company                       1.40%          1.12%            2.52%            $76.51             $285.56
Balanced                            1.40%          1.00%            2.40%            $75.31             $273.63
Limited Term High Income            1.40%          0.89%            2.29%            $74.21             $262.55
Transamerica Growth                 1.40%          0.85%            2.25%            $73.84             $261.67
Core Value                          1.40%          1.00%            2.40%            $75.36             $279.12
MidCap Stock                        1.40%          1.00%            2.40%            $75.36             $279.12


The Annual Portfolio Charges above are for 1997 and do not reflect expense reimbursements or fee waivers, except for the Limited
Term High Income and Transamerica Growth Portfolios. The Core Value and MidCap Stock Portfolios did not commence operations in 1997; the numbers for these funds are annualized estimates including reimbursements or waivers for 1998.
Expenses may be higher or lower in the future. See the Variable Account Fee Table on page 12 of the Triple Advantage prospectus for more detailed information.

6. Federal Income Taxes. Individuals generally are not taxed on increases in the contract value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the contract). If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. In some cases, income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply on the withdrawn earnings. Certain owners that are not individuals may be currently taxed on increases in the contract, whether distributed or not.

7. Access to Your Money. You can generally take money out at any time during the accumulation phase. A withdrawal charge of up to 6% of a purchase payment may be assessed by Transamerica, but no withdrawal charge will be assessed on money that has been in the Contract for seven years. In certain cases, the withdrawal charge may be waived if you are in a hospital or nursing home for a long period or, in some states, if you are diagnosed with a terminal illness. After the first Contract Year, for only the first withdrawal in a Contract Year, you may withdraw the greater of accumulated earnings or 15% of Purchase Payments received at least one but less than seven years ago. Additionally, at any time you can withdraw accumulated earnings on your purchase payments not previously withdrawn without a withdrawal charge. (See Page 33 of the prospectus for a more detailed discussion.)

You may have to pay income taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.

If you withdraw money from the Fixed Account option prematurely, you will generally forfeit some of the interest that you earned, but you will always receive the principal you invested plus 3% interest.

8. Past Investment Performance. The value of the money you allocate to the Sub-Account(s) will go up or down, depending on the investment performance of the Portfolios you pick. The following chart shows the past investment performance on a year by year basis for each Sub-Account. These figures have already been reduced by the insurance charges, the account fee, the fund manager's fee and all the expenses of the mutual fund portfolio, but these figures do not include the withdrawal charge, which would reduce performance if it applied. Remember, past performance is no guarantee of future performance or earnings.



                                                       CALENDAR YEAR

SUB-ACCOUNT                    1997         1996        1995        1994        1993       1992        1991         1990
Money Market(1)                3.66%        3.53%       4.21%       3.00%       1.86%      2.71%       4.54%        N/A
Special Value(1)               21.36%       (5.67%)     (0.48%)     (3.48%)     26.74%     (0.41%)     8.99%        N/A
Zero Coupon 2000(1)            5.45%        1.10%       16.35%      (5.41%)     13.52%     7.29%       17.14%       N/A
Quality Bond(1)                7.83%        1.63%       18.91%      (6.17%)     13.66%     10.45%      12.47%       N/A
Small Cap(1)                   15.06%       15.06%      28.84%      4.95%       65.77%     68.98%      156.07%      N/A
Capital Appreciation(2)        26.21%       22.71%      32.82%      1.45%       N/A        N/A         N/A          N/A
Stock Index(3)                 31.05%       19.80%      35.92%      (0.60%)     7.75%      5.55%       27.98%       (6.52%)
Socially Responsible(4)        26.59%       19.00%      33.67%      (0.08%)     N/A        N/A         N/A          N/A
Growth and Income(5)           14.53%       18.63%      59.58%      N/A         N/A        N/A         N/A          N/A
International Equity(5)        8.02%        9.82%       6.62%       N/A         N/A        N/A         N/A          N/A
International Value(6)         7.13%        N/A         N/A         N/A         N/A        N/A         N/A          N/A
Disciplined Stock(6)           29.62%       N/A         N/A         N/A         N/A        N/A         N/A          N/A
Small Company Stock(6)         20.01%       N/A         N/A         N/A         N/A        N/A         N/A          N/A
Transamerica Growth(7)         50.34%       26.63%      53.02%      7.71%       27.73%     13.58%      41.47%       (12.58%)

         (1) Portfolio Inception 8-31-90    (3) Portfolio Inception 9-29-89
         (2) Portfolio Inception 4-5-93     (4) Portfolio Inception 10-7-93
    (5) Portfolio Inception 12-15-94
    (6) Portfolio Inception 5-1-96

         (7) Portfolio Inception  2-26-69

Data is for full years only. Therefore, no performance is reported for the Balanced and Limited Term High Income Sub-Accounts because these Sub-Accounts had not been in operation for a full year in 1997. Additionally, the Core Value and MidCap Stock Sub-Accounts did not commence operations in 1997 and, therefore, no performance is reported for these Sub-Accounts. The figures for the Money Market, Special Value, Zero Coupon 2000, Quality Bond, Small Cap, Stock Index and Transamerica Growth Sub-Accounts include data for periods before the Sub-Accounts commenced operations, based on the actual performance of the corresponding Portfolios since they commenced operations.

9. Death Benefit. If you or the Annuitant die during the accumulation phase, the beneficiary is guaranteed by Transamerica to receive a death benefit of at least the amount you invested (less any amounts you have already withdrawn), even if your investment has lost money because of the investment performance of the Portfolios you picked.

         The death benefit will be the greatest of: (1), the Account Value; (2) a seven-year step-up death benefit, which is the highest Account Value on the most recent seven year anniversary of your purchase of the Contract (adjusted for additional investments and any withdrawals since that anniversary less premium taxes applicable to those withdrawals); or (3) your investments, less withdrawals and any premium taxes applicable to that withdrawal, compounded at 5% annual effective interest (the 5% interest stops when you, your joint Owner, or the Annuitant reaches age 75, or when it has doubled the amount of your investment, whichever is earlier).

10. Other Information. The Contract offers other features you might be interested in. These features may not be available in all states and may not be suitable for your particular situation. Some of these features include:

         FREE LOOK. After you get your Contract, you have ten days to look it over and decide if it is really right for you (this period may be longer in certain states). If you decide not to keep the Contract, you can cancel it during this period, and you will get back the amount of your investment that you allocated to the Fixed Account and the current value of the amounts you allocated to the Variable Account (without any withdrawal charges). Certain laws may require that if you cancel during this period, you are entitled to get back the greater of your full investment or the Account Value. If one of these laws apply, then during this "free look" period your investment allocated to the Variable Account, may be placed in the Money Market Portfolio (depending upon the state in which the Contract is sold).

         TELEPHONE TRANSFERS. You can generally arrange to transfer money between the investments in your contract by telephone.

         DOLLAR COST AVERAGING. You can instruct Transamerica to automatically transfer amounts from the Purchase Payments you allocated to the Money Market, Limited Term High Income or Quality Bond Sub-Accounts, or possibly from another Sub-Account or a Guarantee Period of the Fixed Account, to any of the other Sub-Accounts each month. Dollar Cost Averaging is intended to give you a lower average cost per share or unit than a single, one time investment, but it does not assure a profit or protect against loss and is intended to continue for some time.

         AUTOMATIC ASSET REBALANCING. The performance of each Sub-Account may cause the allocation of value among the Sub-Accounts to change. You may instruct Transamerica to periodically automatically rebalance the amounts in the Sub-Accounts by reallocating amounts among them.

         SYSTEMATIC WITHDRAWAL OPTION. You can arrange to have Transamerica send you money automatically each month out of your Contract during the accumulation phase. There are limits on the amounts, but the withdrawal charge will not apply (the payments may be taxable and subject to the penalty tax if you are under age 59 1/2).

         AUTOMATIC PAYOUT OPTION. If you have certain Qualified Contract (for example: a non-Roth IRA), you can arrange to have the minimum distributions required by the IRS to be automatically paid to you.

11.      INQUIRIES.   You can get more information and have your questions
answered by writing or calling:
                           Transamerica Annuity Service Center
                           P.O. Box 31848
                           Charlotte, North Carolina 28231-1848
                           800-258-4260

                                                   ["Front Green Cover"]


                                     [LOGO]


                                 PROSPECTUS FOR

                    DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)
                          A Variable Annuity Issued by
                             Transamerica Occidental
                             Life Insurance Company

                         Including Fund Prospectuses for

                        DREYFUS VARIABLE INVESTMENT FUND

               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                            DREYFUS STOCK INDEX FUND
                DREYFUS INVESTMENT PORTFOLIOS GROWTH PORTFOLIO OF
                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.

                                   May 1, 1998

                    DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)
                                VARIABLE ANNUITY

                                                         Issued by
                                      TRANSAMERICA   OCCIDENTAL  LIFE  INSURANCE
                           COMPANY  1150  South  Olive   Street,   Los  Angeles,
                           California 90015, 213-742-2111.

         This Prospectus describes the Dreyfus/Transamerica Triple Advantage Variable Annuity, a variable annuity contract (the "Contract") issued by Transamerica Occidental Life Insurance Company ("Transamerica"). The Contract is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes.

         The Owner may allocate Purchase Payments to one or more Sub-Accounts of Separate Account VA-2L (the "Variable Account"), to the available Guarantee Periods of the Fixed Account (which credit interest at guaranteed annual rates), or to both.

         The Account Value, except for amounts in the Fixed Account, will vary in accordance with the investment performance of the Portfolios in which the selected Sub-Accounts are invested. The Owner bears the entire investment risk for all amounts allocated to the Variable Account. Amounts allocated to the Fixed Account are guaranteed by Transamerica to accrue at a Guaranteed Interest Rate if held for the entire Guarantee Period chosen by the Owner. There is no guaranteed or minimum withdrawal value for amounts in the Variable Account; the Cash Surrender Value or Annuity Purchase Amount could be less than the Purchase Payments invested in the Contract.

         This Prospectus sets forth the basic information that a prospective investor should know before investing. A "Statement of Additional Information" containing more detailed information about the Contract is available free by writing Transamerica Occidental Life Insurance Company, Annuity Service Center, at P.O. Box 31848, Charlotte, North Carolina 28231-1848, or by calling 800-258-4260. The Statement of Additional Information, which has the same date as this Prospectus, as it may be supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Please read this prospectus carefully and keep it for future reference.
                   The date of this Prospectus is May 1, 1998

This Prospectus must be accompanied by current prospectuses for Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, and The Dreyfus Socially Responsible Growth Fund, Inc. , Dreyfus Investment Portfolios and Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.


    Aninvestment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investing in the Contract involves certain investment risks, including possible loss of principal.

                  The Contract provides for monthly Annuity Payments to be made by Transamerica on a fixed or a variable basis or combination of a fixed and variable basis for the life of the Annuitant or for some other period, beginning on the first day of the month following the Annuity Date selected by the Owner. Prior to the Annuity Date, the Owner can transfer amounts between and among the Guarantee Periods of the Fixed Account and the Sub-Accounts of the Variable Account. Some prohibitions and restrictions apply. After the Annuity Date, some transfers are permitted among the Sub-Accounts if the Owner selects a Variable Annuity Payment Option. Before the Annuity Date, the Owner can also elect to withdraw all or a portion of the Cash Surrender Value in exchange for a cash payment from Transamerica; however, withdrawals may be subject to a Contingent Deferred Sales Load, premium taxes, federal tax and/or a tax penalty, an interest adjustment (for Fixed Account withdrawals) and, upon surrender, the annual Account Fee may also be deducted.
                  The Variable Account is divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific Portfolio. Eighteen Portfolios are currently available for investment under the Contract: the Money Market, Special Value, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock, Small Company Stock, Balanced and Limited Term High Income Portfolios of Dreyfus Variable Investment Fund; Dreyfus Stock Index Fund; The Dreyfus Socially Responsible Growth Fund, Inc.; Core Value and MidCap Stock Portfolios of Dreyfus Investment Portfolios and the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. Certain fees and expenses are charged against the assets of each Portfolio. The Account Value and the amount of any variable Annuity Payments will vary to reflect the investment performance of the Sub-Account(s) selected by the Owner and the deduction of the Contract charges described under "Charges and Deductions" (page 36). For more information about the Funds, see "The Funds" (page 22) and the accompanying Funds' prospectuses.
                  The Fixed Account is divided into Guarantee Periods, each of which has its own Guaranteed Interest Rate and its own Expiration Date. Purchase Payments allocated or existing amounts transferred to the Guarantee Periods of the Fixed Account will be credited with interest of at least 3% per year. Transamerica may, at its discretion, declare interest rates for Guarantee Periods in excess of the 3% minimum annual rate; it is never obligated to declare more than a 3% annual rate. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will generally be subject to an interest adjustment which will reduce the interest credited to the minimum 3% annual rate. (See "The Fixed Account" page 26.)
                  The Initial Purchase Payment for each Contract must generally be at least $5,000 unless, with the prior permission of Transamerica, the Contract is sold as a Qualified Contract to certain retirement plans. Generally, each additional Purchase Payment must be at least $500, unless an automatic payment plan is selected. The prior approval of Transamerica is required before it will accept total Purchase Payments for any Contract in excess of $1,000,000.
                  The Dreyfus/Transamerica Triple Advantage Variable Annuity will be issued as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. The term "Contract" as used herein refers to both the individual contract and the certificates issued under the group contract.

TABLE OF CONTENTS                                                         Page
DEFINITIONS......................................................      6
SUMMARY..........................................................      9
CONDENSED FINANCIAL INFORMATION..................................      17
PERFORMANCE DATA.................................................      20
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND THE
 VARIABLE ACCOUNT................................................      21
       Transamerica Occidental Life Insurance Company............      21
       Published Ratings.........................................      21
       The Variable Account......................................      21
THE FUNDS........................................................      22
THE FIXED ACCOUNT................................................      26
       Guarantee Periods.........................................      27
       Interest Adjustment.......................................      27
       Expiration of a Guarantee Period..........................      27
THE CONTRACT.....................................................      28
APPLICATION AND PURCHASE PAYMENTS................................      28
       Purchase Payments.........................................      28
         Allocation of Purchase Payments.........................      29
       Investment Option Limits..................................      30
ACCOUNT VALUE....................................................      30
TRANSFERS........................................................      31
       Before the Annuity Date...................................      31
       Telephone Transfers.......................................      31
       Possible Restrictions.....................................      31
       Dollar Cost Averaging.....................................      31
       Automatic Asset Rebalancing...............................      32
       After the Annuity Date....................................      32
CASH WITHDRAWALS.................................................      32
       Withdrawals...............................................      32
       Systematic Withdrawal Option..............................      34
       Automatic Payout Option ..................................      34
DEATH BENEFIT....................................................      34
       Payment of Death Benefit..................................      35
       Designation of Beneficiaries..............................      35
       Death of Annuitant Prior to the Annuity Date..............      35
       Death of Owner Prior to the Annuity Date..................      35
       Death of Annuitant or Owner After the Annuity Date........      36
CHARGES AND DEDUCTIONS...........................................      36
       Administrative Charges....................................      37
       Mortality and Expense Risk Charge.........................      38
       Premium Taxes.............................................      38
       Transfer Fees.............................................      39
       Systematic Withdrawal Option..............................      39
       Taxes.....................................................      39
       Portfolio Expenses........................................      39
       Interest Adjustment.......................................      39
       Sales in Special Situations...............................      39
ANNUITY PAYMENTS.................................................      39
       Annuity Date..............................................      39
       Annuity Payment...........................................      40
       Election of Annuity Forms and Payment Options.............      40
       Annuity Payment Options...................................      40
       Fixed Annuity Payment Option..............................      40

TABLE OF CONTENTS CONTINUED

       Variable Annuity Payment Option...........................      41
       Annuity Forms.............................................      41
       Alternate Fixed Annuity Rates.............................      42
QUALIFIED CONTRACTS..............................................      42
       Automatic Payout Option ("APO")...........................      43
       Restrictions under 403(b) Programs........................      43
FEDERAL TAX MATTERS..............................................      43
       Introduction..............................................      43
       Purchase Payments.........................................      44
       Taxation of Annuities.....................................      44
       Qualified Contracts.......................................      46
       Possible Changes in Taxation..............................      48
       Other Tax Consequences....................................      48
DISTRIBUTION OF THE CONTRACT.....................................      49
PREPARING FOR THE YEAR 2000......................................      49
LEGAL PROCEEDINGS................................................      49
LEGAL MATTERS....................................................      49
ACCOUNTANTS......................................................      49
VOTING RIGHTS....................................................      50
AVAILABLE INFORMATION............................................      50
STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS..........      51
APPENDIX A.......................................................      52
       Example of Variable Accumulation Unit Value Calculations..      52
       Example of Variable Annuity Unit Value Calculations.......      52
       Example of Variable Annuity Payment Calculations..........      52






                      The Contract is not available in all states.

DEFINITIONS

Account: The account established and maintained under the Contract to which the Owner's Net Purchase Payments are credited. Account Value: The Account Value is equal to the sum of: (a) the Fixed Accumulated Value, plus (b) the Variable Accumulated Value. Active Sub-Account: A Sub-Account of the Variable Account in which the Contract has current value. Annuitant: The person: (a) whose life is used to determine the amount of monthly annuity payments on the Annuity Date; and (b) who is the Payee designated to receive monthly annuity payments, unless such Payee is changed by the Owner. The Annuitant cannot be changed after this Certificate has been issued, except upon the Annuitant's death prior to the Annuity Date if a Contingent Annuitant has previously been named. In the case of a Qualified Contract used to fund an IRA or a 403(b) annuity, the Owner must be the Annuitant. Annuitant's Beneficiary: The person or persons named by the Owner who may receive the Death Benefit under the Contract, if: (a) the Annuitant is not the Owner, there is no named Contingent Annuitant and the Annuitant dies before the Annuity Date and before the death of the Owner(s); or (b) the Annuitant dies after the Annuity Date under an Annuity Form containing a period certain option. Annuity Date: The date on which the Annuity Purchase Amount will be applied to provide an Annuity under the Annuity Form and Payment Option selected by the Owner. Unless a different Annuity Date is elected under the annuity provisions, the Annuity Date will be as shown in the Contract. Annuity
Payment: An amount paid by Transamerica at regular intervals to the Annuitant and/or any other Payee specified by the Owner. It may be on a variable or fixed basis. Annuity Purchase Amount: The Annuity Purchase Amount is the amount applied as a single premium to provide an annuity under the Annuity Form and Payment Option elected by the Owner. The Annuity Purchase Amount is equal to:
(a) the Account Value; less (b) any applicable interest adjustment; less (c) any applicable Contingent Deferred Sales Load; and less (d) any applicable premium taxes. In determining the Annuity Purchase Amount, Transamerica will waive the Contingent Deferred Sales Load if the Annuity Form elected involves life contingencies and the Annuity Date occurs on or after the third Contract Anniversary. Annuity Year: A one-year period starting on the Annuity Date and, after that, each succeeding one-year period. Cash Surrender Value: The amount payable to the Owner if the Contract is surrendered on or before the Annuity Date. The Cash Surrender Value is equal to: (a) the Account Value; less (b) reductions for the annual Account Fee, if any; less (c) any applicable interest adjustment; less (d) any applicable Contingent Deferred Sales Load; and less (e) any applicable premium taxes. Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder. Contingent Annuitant:
The person who: (a) becomes the Annuitant if the Annuitant dies before the Annuity Date; or (b) may receive benefits under the Contract if the Annuitant dies after the Annuity Date under an Annuity Form containing a contingent annuity option. The contingent annuitant may be changed by the Owner at any time while the Annuitant is living and before the Annuity Date. Contract: An individual annuity contract issued by Transamerica, or a certificate issued by Transamerica which evidences an individual's coverage under a group annuity contract. Contract Anniversary: The same month and day as the Contract Date in each calendar year after the calendar year in which the Contract Date occurs. Contract Date: The effective date of the Contract as shown on the Contract.
Contract Year: The 12-month period from the Contract Date and ending with the day before the Contract Anniversary and each twelve month period thereafter. The first Contract Year for any particular Net Purchase Payment is the Contract Year in which the Purchase Payment is received by the Service Center. Death Benefit:
The benefit that may be payable by Transamerica to the Owner's or Annuitant's Beneficiary, as applicable, if an Owner or the Annuitant dies before the Annuity Date. The Death Benefit is equal to the greatest of (1) the Account Value, (2) the greatest Account Value determined as of the seventh Contract Anniversary and at each succeeding Contract Anniversary occurring at subsequent seven year intervals thereafter (adjusted for any subsequent Purchase Payments and less the sum of all subsequent withdrawals and any premium taxes applicable to those withdrawals), or (3) the sum of all Purchase Payments, less withdrawals and any premium taxes applicable to those withdrawals, plus interest thereon equal to a 5% annual effective rate, credited on a daily basis up to (i) the Contract Anniversary following the earlier of any Owner's or Annuitant's 75th birthday, or (ii) the date the sum of all Purchase Payments (less the sum of all withdrawals and any premium taxes applicable to those withdrawals), together with credited interest, has grown to two times the amount of all Purchase Payments (less all withdrawals and any premium taxes applicable to those withdrawals) as a result of such interest accumulation, if earlier. The Death Benefit will be determined as of the end of the Valuation Period during which the last of the following items is received by us at our Service Center: (i) proof of death of the Owner or Annuitant; and (ii) the written notice of the method of settlement elected by the beneficiary. Expiration Date: The last day of a Guarantee Period. Fixed Account: The Fixed Account contains one or more Guarantee Periods to which all or portions of Net Purchase Payments and transfers may be allocated. The Fixed Account assets are general assets of Transamerica and are distinguishable from those allocated to a separate account of Transamerica. Fixed Accumulated Value: The total dollar amount of all Guarantee Amounts held under the Fixed Account for the Contract prior to the Annuity Date. The Fixed Accumulated Value is determined without regard to any interest adjustment. Fixed Annuity: An annuity with predetermined payment amounts. Free Look Period: The period of time, beginning on the date the Owner receives the Contract, during which the Owner has the right to cancel the Contract. The length of this period depends upon the state of issuance. Funds:
Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Investment Portfolios and Transamerica Variable Insurance Fund, Inc., in which the Variable Account currently invests. Guarantee Amount: The Guarantee Amount is equal to: (a) the amount of the Net Purchase Payment or transfer allocated to a particular Guarantee Period with a particular Expiration Date; less (b) any withdrawals or transfers made from that Guarantee Period; less (c) any applicable Transfer Fee; less (d) any reductions for the annual Account Fee; and plus (e) interest credited. Guarantee Period:
The period for which a Guaranteed Interest Rate is credited which shall not be less than one year. Guaranteed Interest Rate: The effective annual rate of interest credited by Transamerica to a Guarantee Amount during any Guarantee Period. Inactive Sub-Account: A Sub-Account of the Variable Account in which the Contract has a zero balance. Net Investment Factor: An index that measures the investment performance of a Sub-Account from one Valuation Period to the next. Net Purchase Payment: A Purchase Payment reduced by any applicable premium tax (including retaliatory premium taxes). Non-Qualified Contract: A Contract other than a Qualified Contract. Owner (Joint Owners): The person(s) who, while living, control(s) all rights and benefits under the Contract. Joint Owners own the Contract equally with right of survivorship. The right of survivorship means that if a Joint Owner dies, his or her interest in the Contract will pass to the surviving Joint Owner in accordance with the Death Benefit provisions. Joint Owners must be husband and wife as of the Contract Date (except in Pennsylvania). Qualified Contracts cannot have Joint Owners. Owner's
Beneficiary: If the Owner is an individual, the Owner's Beneficiary is the person(s) who may receive the Death Benefit if the Owner dies before the Annuity Date and before the death of the Annuitant. If the Contract has Joint Owners, the surviving Joint Owner will be the Owner's Beneficiary. Payee: The person who receives the annuity payments after the Annuity Date. The Payee will be the Annuitant, unless otherwise changed by the Owner. Portfolio: Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., or any one of the
Series of Dreyfus Variable Investment Fund or any one of the Portfolios of Dreyfus Investment Portfolios or the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., underlying a Sub-Account of the Variable Account. Proof of
Death:  May be: (a) a copy of a  certified  death  certificate;  (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or
(d) any other proof satisfactory to Transamerica. Qualified Contract: A Contract issued in connection with a retirement plan or program.Receipt: Receipt and acceptance by Transamerica at its Service Center. Series: Any of the Portfolios of Dreyfus Variable Investment Fund available for investment by a Sub-Account under the Contract. Service Center: Transamerica's Annuity Service Center, at P.O. Box 31848 Charlotte, North Carolina 28231-1848, and at telephone (800) 258-4260. Source Account: A Sub-Account of the Variable Account or a Guarantee Period of the Fixed Account, as permitted, from which Dollar Cost Averaging transfers are being made. Sub-Account: A subdivision of the Variable Account investing solely in shares of one of the Portfolios. Valuation Day: Any day the New York Stock Exchange is open for trading. Valuation occurs currently as of 4:00 p.m. ET each Valuation Day. Valuation Period: The time interval between the closing of the New York Stock Exchange on consecutive Valuation Days. Variable
Account: Separate Account VA-2L, a separate account established and maintained by Transamerica for the investment of a portion of its assets pursuant to
Section 10506 of the California Insurance Code. The Variable Account contains several Sub-Accounts to which all or portions of Net Purchase Payments and transfers may be allocated. Variable Accumulated Value: The total dollar amount of all Variable Accumulation Units under each Sub-Account of the Variable
Account  held  for  the  Contract  prior  to  the  Annuity  Date.  The  Variable
Accumulated Value prior to the Annuity Date is equal to: (a) Net Purchase Payments allocated to the Sub-Accounts; plus or minus (b) any increase or decrease in the value of the assets of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) any reductions for the annual Account Fee; plus or minus (f) amounts transferred from or to the Fixed Account; less (g) any applicable Transfer Fees and Systematic Withdrawal fees; and less
(h) withdrawals from the Sub- Accounts less any premium taxes applicable to those withdrawals. Variable Accumulation Unit: A unit of measure used to determine the Account Value prior to the Annuity Date. The value of a Variable Accumulation Unit varies with each Sub-Account. Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account. Variable Annuity
Unit: A unit of measure used to determine the amount of the second and each subsequent payment under a Variable Annuity Payment Option. The value of a Variable Annuity Unit varies with each Sub-Account. Withdrawals: Refers to partial withdrawals, including systematic withdrawals, and full surrenders that are paid in cash to the Owner or person(s) the Owner specifies.

SUMMARY
The Contract
         The Flexible Purchase Payment Multi-Funded Deferred Annuity Contract described in this Prospectus is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes. The Contract may be used in connection with (a) non-qualified plans; (b) as an individual retirement annuity that qualifies for special tax treatment under Code Section 408 and whose initial Purchase Payment is a rollover or transfer from a qualified retirement plan receiving special tax treatment under Code Sections 401(a), 403(b) and 408 (a "rollover IRA"); or (c) as an individual retirement annuity that qualifies for special tax treatment under Code Section 408A and whose initial Purchase payment is a rollover, transfer or conversion from other individual retirement plans issued under Sections 408 or 408A of the Code (a "rollover Roth IRA"). Additionally, with Transamerica's prior permission, the Contract may be used as an IRA or Roth IRA whose initial Purchase Payment is limited to the contribution limitations of the Code (a "contributory IRA" or "contributory Roth IRA"), as an annuity under Section 403(b) of the Code, and with various types of qualified pension and profit-sharing plans under Section 401(a) of the Code. The Contract is issued by Transamerica Occidental Life Insurance Company ("Transamerica"), a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a direct subsidiary of Transamerica Corporation. Its principal office is at 1150 South Olive Street, Los Angeles, California 90015, telephone 213-742-2111.
                  The term "Contract" as used herein refers to either an individual annuity contract or to a certificate issued under a group annuity contract. The term "Owner" refers to the Owner or any Joint Owner of the individual contract or the certificate, as appropriate.
                  Transamerica will establish and maintain an Account for each individual annuity contract and for each certificate issued under a group contract. Each Owner will receive either an individual annuity contract, or a certificate evidencing the Owner's coverage under a group annuity contract. The Contract provides that the Account Value, after certain adjustments, will be applied to an Annuity Form and Payment Option on a selected future date ("Annuity Date").
                  The Owner may allocate all or portions of Net Purchase Payments to one or more Sub-Accounts of the Variable Account, to the available Guarantee Periods of the Fixed Account which guarantees a minimum fixed return, or to both.
                  The Account Value prior to the Annuity Date, except for amounts in the Fixed Account, will vary depending on the investment experience of each Sub-Account of the Variable Account selected by the Owner. All payments and values provided under the Contract when based on the investment experience of the Variable Account are variable and are not guaranteed as to dollar amount. Therefore, prior to the Annuity Date the Owner bears the entire investment risk under the Contract for amounts allocated to the Variable Account.
                  There is no guaranteed or minimum Cash Surrender Value, so the proceeds of a surrender could be less than the total Purchase Payments.
                  The initial Purchase Payment for each Contract must generally be at least $5,000 unless, with Transamerica's permission, the Contract is sold as a Qualified Contract to certain retirement plans. Generally each additional Purchase Payment must be at least $500 unless an automatic payment plan is selected. In no event, however, may the total of all Purchase Payments under a Contract exceed $1,000,000 without the prior approval of Transamerica. The minimum Net Purchase Payment that may be allocated to an Inactive Sub-Account is $500 and to a new Guarantee Period is $1,000. (See "Application and Purchase Payments" page 28.) The Variable Account
         The Variable Account is a separate account (Separate Account VA-2L) that is subdivided into Sub-Accounts. (See "The Variable Account" page 22.) Assets of each Sub-Account are invested in a specified mutual fund Portfolio. Each Sub-Account uses its assets to purchase, at their net asset value, shares of a specific Series of Dreyfus Variable Investment Fund or a Portfolio of Dreyfus Investment Portfolios or in the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., or in Dreyfus Stock Index Fund or The Dreyfus Socially Responsible Growth Fund, Inc. (together "The Funds"). The following eighteen Portfolios are currently available for investment in the Variable Account.

         Money Market               Capital Appreciation               International Value       Transamerica Growth
         Special Value              Stock Index                        Disciplined Stock         Core Value
         Zero Coupon 2000           Socially Responsible Growth        Small Company Stock       MidCap Stock
         Quality Bond               Growth and Income                   Balanced
         Small Cap                  International Equity               Limited Term High Income

                  Each Portfolio has distinct  investment  objectives and
policies which are described in the  accompanying
prospectuses for the Funds. (See "The Funds" page 22.)   Some Portfolios may
not be available in all states.
                  The Funds  pay their  investment  adviser  and  administrators certain fees charged against the assets of each Portfolio. The Account Value, if any, of a Contract and the amount of any Variable Annuity Payments will vary to reflect the investment performance of all of the Sub-Accounts selected by the Owner and the deduction of the charges described under "Charges and Deductions" (page 36). For more information about the Funds, see "The Funds" (page 22) and the accompanying Funds' prospectuses. The Fixed Account
                  Each Net Purchase  Payment,  or portion thereof,  allocated to the Fixed Account, as well as each amount transferred to the Fixed Account, will establish a new Guarantee Period. Each Guarantee Period will have its own Guaranteed Interest Rate (which will be at least 3% per year) and its own
Expiration Date. Amounts allocated to a new Guarantee Period must be at least $1,000. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will generally be subject to an interest adjustment which will reduce the interest credited to the amount withdrawn to the minimum 3% annual rate. (See "The Fixed Account" page 26.) Investment Option Limit
                  Currently,  the Owner may not elect more than a total of
eighteen investment options over the life of the
Contract.  Investment  options include  Sub-Accounts of the Variable Account and the Fixed Account.  See "Investment Option
Limit" page 30.
Transfers Before the Annuity Date
                  Prior to the  Annuity  Date,  the  Owner  may  make  transfers
between  and  among  the  Guarantee   Periods  of  the  Fixed  Account  and  the
Sub-Accounts of the Variable Account. A "transfer" is the reallocation of amounts between the Guaranteed Period(s) of the Fixed Account and the Sub-Account(s) of the Variable Account, among the Guarantee Periods of the Fixed Account, and among Sub-Accounts of the Variable Account. There is a $10 fee for each transfer in excess of eighteen per Contract Year. Transfers specifically excluded under certain programs will not count towards the eighteen free transfers per Contract Year. Amounts transferred from a Guarantee Period prior to its Expiration Date will generally be subject to an interest adjustment which will reduce the interest credited to the minimum 3% annual rate.(See "Transfer Fees" page 39, "The Fixed Account" page 26, and for transfers after the Annuity Date, see "After the Annuity Date" page 32.) Withdrawals
                  All or part of the Cash Surrender  Value for a Contract may be withdrawn by the Owner on or before the Annuity Date. Amounts withdrawn may be subject to a Contingent Deferred Sales Load depending upon how long the withdrawn Purchase Payments have been held under the Contract. (See "Contingent Deferred Sales Load" below and at page 36.) Amounts withdrawn may be subject to a premium tax or similar tax, depending upon the state in which the Owner lives. Withdrawals may further be subject to any federal, state or local income tax, and subject to a penalty tax. Withdrawals from Qualified Contracts may be subject to severe restrictions. (Except for rollover IRAs, Qualified Contracts are sold only with Transamerica's prior permission.) (See "Qualified Contracts" page 42 and "Federal Tax Matters" page 43.) The annual Account Fee generally will be deducted on a full surrender of a Contract. (See "Withdrawals" page 30.) Only one, and in some states no partial withdrawal, will be permitted while the Systematic Withdrawal Option is in effect.
                  Amounts  withdrawn from a Guarantee  Period prior to its
Expiration  Date will generally be subject to an
interest  adjustment  which will reduce the interest  credited to the amount withdrawn to the minimum 3% annual rate. (See
"The Fixed  Account"  page 26.)  Transamerica  may delay  payment of any withdrawal  from the Fixed  Account for up to six
months.   (See "Cash Withdrawals" page 32.)
Contingent Deferred Sales Load
                   Transamerica does not deduct a sales charge from Purchase Payments (although premium taxes may be deducted). However, if any part of the Account Value is withdrawn, a Contingent Deferred Sales Load of up to 6% of Purchase Payments may be assessed by Transamerica to cover certain expenses relating to the sale of the Contracts, including commissions to registered representatives and other promotional expenses. TRANSAMERICA GUARANTEES THAT THE AGGREGATE CONTINGENT DEFERRED SALES LOAD WILL NEVER EXCEED 6% OF THE PURCHASE PAYMENTS. After a Purchase Payment has been held by Transamerica for seven Contract Years, it may be withdrawn without charge. In addition, no Contingent Deferred Sales Load is assessed on death, on transfers, or on certain annuitizations. (See Contingent Deferred Sales Load" page 36.)
                  Certain  amounts  may be  withdrawn  free  of  any  Contingent
Deferred Sales Load. The Owner may make withdrawals up to the "Allowed Amount" (described below) without incurring a Contingent Deferred Sales Load each Contract Year before the Annuity Date. During the first Contract Year, the Allowed Amount is equal to accumulated earnings not previously withdrawn. For the first withdrawal, and only the first withdrawal in a Contract Year after the first Contract Year, the available Allowed Amount is equal to the sum of: (a) 100% of Purchase Payments not previously withdrawn and received at least seven Contract Years before the date of withdrawal; plus (b) the greater of (i) the accumulated earnings not previously withdrawn or (ii) 15% of Purchase Payments received at least one but less than seven complete Contract Years before the date of withdrawal not reduced by any withdrawals deemed to have been made from such Purchase Payments. After the first withdrawal in a Contract Year, after the first Contract Year, the available Allowed Amount is equal to the sum of: (a) 100% of Purchase Payments, not previously withdrawn and received at least seven complete Contract Years before the date of withdrawal; plus (b) accumulated earnings not previously withdrawn. Withdrawals will always be made first from accumulated earnings, and then from Purchase Payments on a first in first out basis. Therefore, accumulated earnings could be withdrawn as part of the first withdrawal in a Contract Year and, therefore, not be available for withdrawals made later that Contract Year. If an Allowed Amount is not withdrawn during a Contract Year, it does not carry over to the next Contract Year. However, accumulated earnings, if any, in an Owner's Account Value are always available as the Allowed Amount. No withdrawals are allowed with regard to Purchase Payment made by a check which has not cleared. The Contingent Deferred Sales Load is waived on a withdrawal if the Owner is confined to a hospital or nursing care facility for 45 days (30 days in Pennsylvania) out of a continuous 60 day period and other conditions are met. Additionally, in some states, the Contingent Deferred Sales Load is waived if, after the first Contract Year the Owner, is diagnosed with a terminal illness reasonably expected to result in death within twelve months. (See "Contingent Deferred Sales Load" page 36.) Other Charges and Deductions
                  Transamerica  deducts  a  daily  charge  (the  "Mortality  and
Expense Risk Charge") equal to a percentage of the value of the net assets in the Variable Account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the Variable Account attributable to the Contracts. (See "Mortality and Expense Risk Charge" page 38.) TRANSAMERICA GUARANTEES THAT THIS MORTALITY AND EXPENSE RISK CHARGE WILL NOT BE INCREASED.
                  Transamerica also deducts a daily charge (the  "Administrative
Expense Charge") equal to a percentage of the value of the net assets in the Variable Account corresponding to an effective annual rate of 0.15% to help cover some of the costs of administering the Contracts and the Variable Account. This charge may change, but it is guaranteed not to exceed a maximum effective annual rate of 0.25% (See "Administrative Charges" page 37.)
                  There is also an  administrative  charge (the  "Account  Fee")
each year for Contract maintenance. This fee currently is $30 (or 2% of the Account Value, if less) deducted at the end of the Contract Year. This fee may change but it is guaranteed not to exceed $60 (or 2% of the Account Value, if less) per Contract Year. If the Account Value is over $50,000 on the last business day of the Contract Year, or as of the date the Contract is surrendered the Account Fee will be waived for that year. After the Annuity Date this fee is referred to as the Annuity Fee. The Annuity Fee is $30 and will not change. (See "Administrative Charges" page 37.)
                  Currently,  no fee for the  Systematic  Withdrawal  Option  is
imposed, but Transamerica reserves the right to charge for this option in the future. A $10 charge is imposed for each transfer in excess of 18 during a Contract Year. (See "Transfer Fees" page 39.) Charges for state premium taxes (including retaliatory premium taxes) will be imposed in some states. Depending on the applicability of such state taxes, the charges could be deducted from premiums, from amounts withdrawn, and/or from the Annuity Purchase Amount upon annuitization. (See "Premium Taxes" page 38.)
         In addition, amounts withdrawn or transferred out of a Guarantee Period of the Fixed Account prior to its Expiration Date will generally be subject to an interest adjustment which will reduce the interest earned on that amount to the minimum 3% annual rate.

Variable Account Fee Table
                  The purpose of this table is to assist in understanding the various costs and expenses that the Owner will bear directly and indirectly. The table reflects expenses of the Variable Account as well as of the Portfolios. The table assumes that the entire Account Value is in the Variable Account. The information set forth should be considered together with the narrative provided under the heading "Charges and Deductions" on page 36 of this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.

Contract Transaction Expenses(1)
         Sales Load Imposed on Purchase Payments    0
         Maximum Contingent Deferred Sales Load(2)  6%

                Range of Contingent Deferred Sales Load Over Time
                                                           Contingent Deferred
Contract Years since                                           Sales Load
Purchase Payments Receipt                                      Percentage
     Less than 2 years                                              6%
     2 years but less than 4 years                                  5%
     4 years but less than 6 years                                  4%
     6 years but less than 7 years                                  2%
     7 or more                                                      0%

     Transfer Fees (first 18 per Contract Year)(3)                   0
     Systematic Withdrawal Fee(3)                                    0
     Account Fee(4)                                                 $30

     Variable Account Annual Expenses(1)
     Mortality and Expense Risk Charges                            1.25%
     Administrative Expense Charge(5)                            .15%
     Other Fees and Expenses of the Variable Account               0.00%
     Total Variable Account Annual Expenses                        1.40%


                                                 Portfolio Annual Expenses
                       (as a percentage of assets after fee waiver and/or expense reimbursement)(6)

        ------------------------------------- ---------------- ------------------ --------------------------
                                                Management           Other             Total Portfolio
        Portfolios                                  Fee            Expenses            Annual Expense
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Money Market                               0.50%             0.11%                  0.61%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Special Value                              0.75%             0.24%                  0.99%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Zero Coupon 2000                           0.45%             0.16%                  0.61%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Quality Bond                               0.65%             0.10%                  0.75%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Small Cap                                  0.75%             0.03%                  0.78%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Capital Appreciation                       0.75%             0.05%                  0.80%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Stock Index Fund                           0.25%             0.03%                  0.28%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Socially Responsible Growth Fund           0.75%             0.07%                  0.82%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Growth and Income                          0.75%             0.05%                  0.80%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        International Equity                       0.75%             0.31%                  1.06%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        International Value                        1.00%             0.42%                  1.42%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Disciplined Stock                          0.75%             0.27%                  1.02%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Small Company Stock                        0.75%             0.37%                  1.12%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Balanced                                   0.75%             0.25%                  1.00%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Limited Term High Income                   0.65%             0.24%                  0.89%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Transamerica Growth                        0.75%             0.10%                  0.85%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        Core Value                                 0.75%             0.25%                  1.00%
        ------------------------------------- ---------------- ------------------ --------------------------
        ------------------------------------- ---------------- ------------------ --------------------------
        MidCap Stock                               0.75%             0.25%                  1.00%
        ------------------------------------- ---------------- ------------------ --------------------------


 Expense information regarding the Portfolios has been provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. In preparing the table above and the examples that follow, Transamerica has relied on the figures provided by the Funds. These figures are for the year ended December 31, 1997, except for Core Value and MidCap Stock, which are annualized estimates for the year 1998, their first year of operation. Actual expenses in future years may be higher or lower than the figures above.

Notes to Fee Table:
(1) The Contract Transaction Expenses apply to each Contract, regardless of how Account Value is allocated between the Variable Account and the Fixed Account. The Variable Account Annual Expenses do not apply to the Fixed Account.
(2) A portion of the Purchase Payments may be withdrawn each year after the first Contract Year without imposition of any Contingent Deferred Sales Load; after a Purchase Payment has been held by Transamerica for seven Contract Years, the remaining Purchase Payment may be withdrawn free of any Contingent Deferred Sales Load ("CDSL"); accumulated earnings may always be withdrawn without imposition of a CDSL. (See Contingent Deferred Sales Load" page 36.)
(3) A Transfer Fee of $10 will be imposed for each transfer in excess of 18 in a Contract Year. Transamerica may also impose a fee (of up to $25 per year) if the systematic withdrawal option is elected. (See "Charges and
         Deductions" page 36.)
(4) The current annual Account Fee is $30 (or 2% of the Account Value, if less) per Contract Year. The fee may be changed annually, but it may not exceed $60 (or 2% of the Account Value, if less). (See "Charges and Deductions"
         page 36.)
(5) The current annual Administrative Expense Charge is 0.15%; it may be increased to 0.25%. (See "Charges and
         Deductions" page 36.)
(6) From time to time, each Portfolio's investment adviser, in its sole discretion, may waive all or part of its fees and/or voluntarily assume certain Portfolio expenses. The expenses shown in the above Portfolio Annual Expenses table reflect the Portfolio's Adviser's waiver of fees or reimbursement of expenses, if applicable, for calendar year 1997, except for Core Value and MidCap Stock Portfolios which are annualized estimates of expenses to be paid in 1998. It is anticipated that such waivers and reimbursements will continue for calendar year 1998. Without such waivers or reimbursements, the management fee, other expenses and total portfolio annual expenses for 1997 would have been, as a percentage of assets, 0.75%, 0.23% and 0.98% for Transamerica Growth Portfolio and 0.65%, 0.29%, and 0.94% for Limited Term High Income Portfolio, respectively.

Examples*
                   The following three examples reflect no Account Fee deduction because the approximate average Account Value is more than $50,000 and the Account Fee is waived for Account Values of $50,000. The tabular information assumes that the entire Account Value is allocated to the Variable Account.
                  These examples all assume no Transfer Fee, systematic withdrawal fee or premium tax have been assessed. Premium taxes may be applicable. (See "Premium Taxes" page 38.)
                  These examples show expenses without reflecting fee waivers and reimbursements for 1997. Except for the Limited Term High Income and Transamerica Growth Portfolios, it is not anticipated that there will be any fee waivers or expense reimbursements in the future.

Example 1

                  If the Owner surrenders the Contract at the end of the applicable time period, he/she would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:

                                            1 Year        3 Years        5 Years        10 Years
Money Market                                $71.40        $105.55        $141.94        $233.76
Special Value                               $75.21        $117.05        $161.55        $272.63
Zero Coupon 2000                            $71.40        $105.55        $141.94        $233.76
Quality Bond                                $72.81        $109.80        $149.39        $248.27
Small Capital                               $73.11        $110.71        $150.95        $251.35
Capital Appreciation                        $73.31        $111.32        $151.96        $253.39
Stock Index                                 $68.08         $95.46        $124.16        $198.70
Socially Responsible Growth                 $73.51        $111.92        $152.98        $255.44
Growth Income                               $73.31        $111.32        $151.96        $253.39
International Equity                        $75.91        $119.15        $165.05        $279.62
International Value                         $79.51        $129.90        $182.89        $314.73
Disciplined Stock                           $75.51        $117.95        $163.05        $275.63
Small Company Stock                         $76.51        $120.95        $168.05        $285.56
Balanced Fund                               $75.31        $117.35        $162.05        $273.63
Limited Term High Income                    $74.21        $114.03        $156.51        $262.55
Transamerica Growth Fund                    $73.84        $113.08        $154.87        $261.67
Core Value                                  $75.36        $117.78        $162.95        $279.12
MidCap Stock                                $75.36        $117.78        $162.95        $279.12

Example 2

                  If the Owner does not surrender and does not annuitize the Contract, they would pay the following expenses on a $1,000 Initial Purchase
Payment assuming a 5% annual return on assets:

                                            1 Year        3 Years        5 Years        10 Years
Money Market                                $20.40         $63.05        $108.29        $233.76
Special Value                               $24.21         $74.55        $127.55        $272.63
Zero Coupon 2000                            $20.40         $63.05        $108.29        $233.76
Quality Bond                                $21.81         $67.30        $115.43        $248.27
Small Capital                               $22.11         $68.21        $116.95        $251.35
Capital Appreciation                        $22.31         $68.82        $117.96        $253.39
Stock Index                                 $17.08         $52.96         $91.26        $198.70
Socially Responsible Growth                 $22.51         $69.42        $118.98        $255.44
Growth Income                               $22.31         $68.82        $117.96        $253.39
International Equity                        $24.91         $76.65        $131.05        $279.62
International Value                         $28.51         $87.40        $148.89        $314.73
Disciplined Stock                           $24.51         $75.45        $129.05        $275.63
Small Company Stock                         $25.51         $78.45        $134.05        $285.56
Balanced Fund                               $24.31         $74.85        $128.05        $273.63
Limited Term High Income                    $23.21         $71.53        $122.51        $262.55
Transamerica Growth Fund                    $22.84         $70.58        $121.22        $261.67
Core Value                                  $24.36         $75.28        $129.30        $279.12
MidCap Stock                                $24.36         $75.28        $129.30        $279.12

Example 3

                  If the Owner elects to annuitize at the end of the applicable period under an Annuity Form with life contingencies,** they would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:

                                            1 Year        3 Years        5 Years        10 Years
Money Market                                $71.40         $63.05        $108.29        $233.76
Special Value                               $75.21         $74.55        $127.55        $272.63
Zero Coupon 2000                            $71.40         $63.05        $108.29        $233.76
Quality Bond                                $72.81         $67.30        $115.43        $248.27
Small Capital                               $73.11         $68.21        $116.95        $251.35
Capital Appreciation                        $73.31         $68.82        $117.96        $253.39
Stock Index                                 $68.08         $52.96         $91.26        $198.70
Socially Responsible Growth                 $73.51         $69.42        $118.98        $255.44
Growth Income                               $73.31         $68.82        $117.96        $253.39
International Equity                        $75.91         $76.65        $131.05        $279.62
International Value                         $79.51         $87.40        $148.89        $314.73
Disciplined Stock                           $75.51         $75.45        $129.05        $275.63
Small Company Stock                         $76.51         $78.45        $134.05        $285.56
Balanced Fund                               $75.31         $74.85        $128.05        $273.63
Limited Term High Income                    $74.21         $71.53        $122.51        $262.55
Transamerica Growth Fund                    $73.84         $70.58        $121.22        $261.67
Core Value                                  $75.36         $75.28        $129.30        $279.12
MidCap Stock                                $75.36         $75.28        $129.30        $279.12



*In preparing the examples above, Transamerica has relied on the data provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. **For annuitizations before the third Contract Anniversary, or for annuitization under a form that does not include life contingencies, a Contingent Deferred Sales Load may apply.

 THESE  EXAMPLES  SHOULD NOT BE CONSIDERED  REPRESENTATIONS  OF PAST OR FUTURE
  EXPENSES.

ACTUAL  EXPENSES  PAID  MAY BE  GREATER  OR LESS  THAN  THOSE  SHOWN,  SUBJECT
  TO THE  GUARANTEES  IN THE
CONTRACT.  The  assumed  5% annual  return is only  hypothetical.  It is not a representation  of past or
future returns. Actual returns could be greater or less than this assumed rate. Annuity Payments
                  Annuity  Payments  will be made  either on a fixed  basis or a variable basis or a combination of a fixed and variable basis as the Owner selects. The Owner has flexibility in choosing the Annuity Date for his or her Contract. In no event may the Annuity Date be a date later than the first day of the month immediately preceding the month of the Annuitant's 85th birthday or the first day of the month coinciding with or next following the tenth Contract Anniversary, whichever occurs last. This extension of the Annuity Date to the tenth Contract Anniversary may not be available in all states. The Annuity Date may not be earlier than the first day of the month coinciding with or immediately following the third Contract Anniversary except for Qualified Contracts. Annuity Payments will begin on the first day of the calendar month following the Annuity Date. (See "Annuity Payments" page 39.)
                  Four Annuity Forms are  available  under the Contract:
(1) Life  Annuity;  (2) Life and
Contingent Annuity; (3) Life Annuity with Period Certain; and (4) Joint and Survivor Annuity. (See
"Annuity Forms" page 41.)
Payments on Death Before the Annuity Date
                  The Death Benefit for a Contract will be equal to the greatest of (1) the Account Value; (2) a seven-year step-up benefit, which is the greatest Account Value determined as of the seventh Contract Anniversary and at each succeeding Contract Anniversary occurring at seven year intervals thereafter (adjusted for additional Purchase Payments and withdrawals since that anniversary less premium taxes applicable to those withdrawals); or (3) Purchase Payments, less withdrawals and premium taxes applicable to those withdrawals, compounded at 5% annual effective interest rate (the 5% interest stops when an Owner or the Annuitant reaches age 75, or when it has doubled the amount of your investment less withdrawals and any premium taxes applicable to those withdrawals, whichever is earlier). (See "Death Benefit" page 31.) The Death Benefit will generally be paid within seven days of receipt of the required Proof of Death of an Owner or the Annuitant and election of the method of settlement or as soon thereafter as Transamerica has sufficient information about the Beneficiary to make the payment, but if no settlement method is elected the death benefit will be paid no later than one year from the date of death. No Contingent Deferred Sales Load or interest adjustment is imposed. The death benefit may be paid as either a lump sum or as an annuity. (See "Death Benefit" page 34.) Federal Income Tax Consequences
                  An Owner who is a natural person generally should not be taxed on increases in the Account Value until a distribution under the Contract occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge, loan, or assignment of a Contract). Generally, a portion (up to 100%) of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise except that mandatory withholding may apply for certain Qualified Contracts. In addition, a federal penalty tax may apply to certain distributions. (See "Federal Tax Matters" page 43.) Right to Cancel
                  The Owner has the right to examine the  Contract for a limited period, known as a "Free Look Period." The Owner can cancel the Contract by delivering or mailing a written notice of cancellation, or sending a telegram to the Service Center and by returning the Contract before midnight of the tenth day (or longer if required by state law) after receipt of the Contract. Notice given by mail and the return of the Contract by mail will be effective on the date received by Transamerica. The amount of the refund may depend on the state of issuance. In most cases, Transamerica will refund the Purchase Payments allocated to the Fixed Account plus the Variable Accumulated Value as of the date the written notice and the Contract are received by Transamerica. In other cases, including for certain ages of Owners in some states, and in all states for IRAs, Transamerica will refund the greater of the Purchase Payments or the Account Value as of the date the written notice and the Contract are received by Transamerica. In certain situations, the Purchase Payments received before or during the Free Look period will be allocated among the Guarantee Period(s) of the Fixed Account and Sub-Account(s) of the Variable Account in accordance with the Owner's instructions. In certain situations, the Purchase Payment(s) received before or during the Free Look Period which the Owner has allocated to the Fixed Account will be allocated to the Guarantee Period(s) in accordance with the Owner's instructions, but Purchase Payments which are to be allocated to the Sub-Accounts of the Variable Accounts will be held in the Money Market Sub-Account until the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). Owners should consult their registered representative or investment adviser (or see their Contract) for the applicable provision. (See "Application and Purchase Payments" page 28 and "Account Value" page 30.) Questions
                  Any  questions  about  procedures  or  the  Contract  will  be answered by the Transamerica Annuity Service Center ("Service Center"), at P.O. Box 31848, Charlotte, North Carolina 28231-1848, or call 800-258-4260. All inquiries should include the Contract Number and the Owner's and Annuitant's names.
                  NOTE:  The  foregoing  summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the prospectuses for the Funds which should be referred to for more detailed information. With respect to Qualified Contracts, it should be noted that the requirements of a particular retirement plan, an endorsement to the Contract, or limitations or penalties imposed by the Code or the Employee Retirement Income Security Act of 1974, as amended, may impose additional limits or restrictions on Purchase Payments, Withdrawals, distributions, or benefits, or on other provisions of the Contract. This Prospectus does not describe such limitations or restrictions. (See "Federal Tax Matters" page 43.)

CONDENSED FINANCIAL INFORMATION

                  The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.
                  The following table sets forth certain information regarding the Sub-Accounts for the period from commencement of business operations of the Sub-Account through December 31,1997. The Core Value, MidCap Stock and Transamerica Growth Sub-Accounts are not included because these Sub-Accounts did not commence operations during 1997.
                  The Variable Accumulation Unit values and the number of Variable Accumulation Units outstanding for each Sub-Account for the periods shown are as follows:



                          Year Ending December 31, 1993
        -----------------------------------------------------------------

                           Money         Special       Zero Coupon      Quality
                          Market          Value           2000           Bond         Small Cap
                        Sub-Account    Sub-Account     Sub-Account    Sub-Account    Sub-Account
                    (Inception 1/4/93)(Inception 1/4/93)(Inception 1/4/93)(Inception 1/4/93)                    (Inception 1/4/93)
Accumulation Unit Value
    at Beginning of Period  $1.00          $10.09         $11.85         $11.00       $22.54
Accumulation Unit Value
    at End of Period       $1.018        $12.861         $13.373        $12.445        $37.702
Number of Accumulation
    Units Outstanding
    at End of Period   3,654,791.776   287,450.768     206,103.348    255,350.340    254,839.860


                            Capital Appreciation  Stock Index  Socially Responsible
                                 Sub-Account      Sub-Account       Sub-Account
                                 (Inception-      (Inception-       (Inception-
                                  April 5,         January 4        October 7,
                                    1993)            1993)             1993)
Accumulation Unit Value at
   Beginning of Period             $12.50           $15.31            $12.49
Accumulation Unit Value at
   End of Period                   $13.160          $16.521           $13.364
Number of Accumulation Units
   Outstanding at End of Period                     237,733.021       93,536.733
26,089.826




                                            Year Ending December 31, 1994
   ---------------------------------------------------------------------------------

                             Money      Special      Zero Coupon    Quality
                            Market        Value         2000         Bond       Small Cap
                          Sub-Account  Sub-Account   Sub-Account  Sub-Account  Sub-Account
Accumulation Unit Value
    at Beginning of Period               $1.018        $12.861      $13.373      $12.445                              $37.702
Accumulation Unit Value
    at End of Period        $1.048       $12.496       $12.672      $11.711      $40.064
Number of Accumulation
    Units Outstanding
    at End of Period    23,559,789.7951,486,438.137  476,355.738  931,527.691 1,250,237.625


                                                                                                    International
                                                                             Growth and Income         Equity
                                                                                Sub-Account          Sub-Account
                     Capital Appreciation   Stock Index Socially Responsible    (Inception           (Inception
                          Sub-Account       Sub-Account      Sub-Account    December 15, 1994)   December 15, 1994)
Accumulation Unit Value
    at Beginning of Period                    $13.160          $16.521            $13.364              $12.177
$12.247
Accumulation Unit Value
    at End of Period        $13.373           $16.437          $13.377            $12.167              $12.240
Number of Accumulation
    Units Outstanding
    at End of Period      919,622.615       348,937.285      135,018.350         4,300.380            8,552.073



                                      Year Ending December 31, 1995
            ---------------------------------------------------------------------------------

                           Money              Special        Zero Coupon         Quality
                          Market               Value            2000              Bond           Small Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period                    $1.048           $12.496           $12.672          $11.711             $40.064
Accumulation Unit Value
    at End of Period      $1.093              $12.292          $14.740           $13.908          $51.121
Number of Accumulation
    Units Outstanding
    at End of Period  31,807,563.947       1,288,429.555     903,799.152      2,052,313.888    2,155,879.198


                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period  $13.373           $16.437          $13.377               $12.167           $12.240
Accumulation Unit Value
    at End of Period        $17.610           $22.172          $17.752               $19.426           $12.964
Number of Accumulation
    Units Outstanding
    at End of Period     2,077,029.504      997,271.816      295,077.936          2,565,038.589      530,374.642




                                      Year Ending December 31, 1996
            ---------------------------------------------------------------------------------

                           Money              Special        Zero Coupon         Quality
                          Market               Value            2000              Bond           Small Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period                    $1.093           $12.292           $14.740          $13.908             $51.121
Accumulation Unit Value
    at End of Period      $1.132              $11.682          $14.911           $14.142          $58.773
Number of Accumulation
    Units Outstanding
    at End of Period  38,983,053.941       1,232,530.711    1,320,168.687     3,072,774.847    2,736,720.675

                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period  $17.610           $22.172          $17.752               $19.426           $12.964
Accumulation Unit Value
    at End of Period        $21.802           $26.791          $21.221               $23.131           $14.267
Number of Accumulation
    Units Outstanding
    at End of Period     3,665,146.389     2,030,280.057     708,680.320          6,332,649.215     1,480,395.223


                       International Value   Disciplined Stock  Small Company Stock
                            Sub-Account         Sub-Account         Sub-Account
                        (Inception 5/1/96)  (Inception 5/1/96)  (Inception 5/1/96)
Accumulation Unit Value
    at Beginning of Period    $10.00              $10.00              $10.00
Accumulation Unit Value
    at End of Period          $10.244             $11.776             $10.772
Number of Accumulation
    Units Outstanding
    at End of Period        230,868.491         618,809.191         543,949.419


                                      Year Ending December 31, 1997
            ---------------------------------------------------------------------------------

                           Money              Special        Zero Coupon         Quality
                          Market               Value            2000              Bond           Small Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period                    $1.132           $11.682           $14.911          $14.142             $58.773
Accumulation Unit Value
    at End of Period      $1.175              $14.185          $15.736           $15.260          $67.668
Number of Accumulation
    Units Outstanding
    at End of Period  42,660,950.364       2,649,561.005   1,350,865,.031     4,020,220.452    2,954,842.907

                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period  $21.802           $26.791          $21.221               $23.131           $14.267
Accumulation Unit Value
    at End of Period        $27.532           $35.128          $26.879               $26.509           $15.421
Number of Accumulation
    Units Outstanding
    at End of Period     6,447,159.634     3,357,236.245    1,335,814.063         7,480,387.355     2,176,230.247






                                                                                    Limited Term
                                                                                     High Income      Balanced
                       International Value   Disciplined Stock  Small Company Stock  Sub-Account     Sub-Account
                            Sub-Account         Sub-Account         Sub-Account  (Inception 5/1/97)(Inception 5/1/97)
Accumulation Unit Value
    at Beginning of Period    $10.244             $11.776             $10.772         $10.000          $10.000
Accumulation Unit Value
    at End of Period          $10.982             $15.272             $12.935         $10.852          $11.738
Number of Accumulation
    Units Outstanding
    at End of Period       1,047,389.002       2,278,146.352       1,604,089.554  2,424,231.798      647,855.304

Financial Statements for the Variable Account and Transamerica
                  The financial statements and reports of independent auditors for the Variable Account and Transamerica are contained in the Statement of Additional Information.

PERFORMANCE DATA

                  From time to time, Transamerica may advertise yields and average annual total returns for the Sub-Accounts of the Variable Account. In addition, Transamerica may advertise the effective yield of the Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance.
                  The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
                  The yield of a Sub-Account (other than the Money Market Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.
                  The yield calculations do not reflect the effect of any Contingent Deferred Sales Load or premium taxes that may be applicable to a particular Contract. To the extent that the Contingent Deferred Sales Load is applicable to a particular Contract, the yield of that Contract will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly described herein, please refer to the Statement of Additional Information.
                  The average annual total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The average annual total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (including the deduction of any applicable Contingent Deferred Sales Load but excluding deduction of any premium taxes) as of the last day of each of the periods for which total return quotations are provided.
                  Performance information for any Sub-Account reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Sub-Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.
                  Reports and promotional literature may also contain other information including (1) the ranking of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, IBC/Donoghue's Money Fund Report,
Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard and Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (2) the effect of tax deferred compounding on Sub-Account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.
                  In its advertisements and sales literature, Transamerica may discuss, and may illustrate by graphs, charts, or otherwise, the implications of longer life expectancy for retirement planning, the tax and other consequences of long-term investment in the Contract, the effects of the Contract's lifetime payout option, and the operation of certain special investment features of the Contract -- such as the Dollar Cost Averaging option. Transamerica may explain and depict in charts, or other graphics, the effects of certain investment strategies, such as allocating purchase payments between the Fixed Account and an equity Sub-Account. Transamerica may also discuss the Social Security system and its projected payout levels and retirement plans generally, using graphs, charts and other illustrations.
                  Transamerica may from time to time also disclose average annual total return in non-standard formats and cumulative (non-annualized) total return for the Sub-Accounts. The non-standard average annual total return and cumulative total return will assume that no Contingent Deferred Sales Load is applicable. Transamerica may from time to time also disclose yield, standard total returns, and non-standard total returns for any or all Sub-Accounts.
                  All non-standard performance data will only be disclosed if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.
                  Transamerica may also advertise performance figures for the Sub-Accounts based on the performance of a Portfolio prior to the time the Variable Account commenced operations.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE
COMPANY AND THE VARIABLE ACCOUNT

Transamerica Occidental Life Insurance Company
                  Transamerica Occidental Life Insurance Company ("Transamerica") is a stock life insurance company incorporated under the laws of the State of California in 1906. It is principally engaged in the sale of life insurance and annuity policies. Transamerica is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a direct subsidiary of Transamerica Corporation. The address of Transamerica is 1150 South Olive Street, Los Angeles, California, 90015. Published Ratings
                  Transamerica may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Transamerica and should not be considered as bearing on the safety or investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Transamerica as measured by Standard & Poor's Insurance Ratings Services, Moody's, or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms, including its obligations under the Fixed Account provisions of this Contract. Such ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account. The Variable Account
                  Separate Account VA-2L of Transamerica (the "Variable Account") was established by Transamerica as a separate account under the laws of the State of California on May 22, 1992 pursuant to resolutions of Transamerica's Board of Directors. The Variable Account is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the Variable Account.
                  The assets of the Variable Account are owned by Transamerica but they are held separately from the other assets of Transamerica. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent that assets in the separate account exceed the reserves and other liabilities of the separate account). Income, gains and losses incurred on the assets in the Variable Account, whether or not realized, are credited to or charged against the Variable Account without regard to other income, gains or losses of Transamerica. Therefore, the investment performance of the Variable Account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account maintained by Transamerica.
                  The Variable Account has eighteen Sub-Accounts, each of which invests solely in a specific corresponding Portfolio. (See "The Funds" below.) Changes to the Sub-Accounts may be made at the discretion of Transamerica. (See "Addition, Deletion, or Substitution" page 26.)

THE FUNDS
                  The Variable Account invests  exclusively in Series of Dreyfus
Variable Investment Fund (the "Variable Fund"), Dreyfus Stock Index Fund (the "Stock Index Fund"), The Dreyfus Socially Responsible Growth Fund, Inc. (the "Socially Responsible Fund"), Portfolios of Dreyfus Investment Portfolios and the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. ("Transamerica VIF"). The Variable Fund was organized as an unincorporated business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated October 29, 1986, commenced operations on August 31, 1990, and is registered with the Commission as an open-end management investment company under the 1940 Act. Currently, thirteen Series (i.e., Portfolios) of the Variable Fund are available for the Contracts. Each of these Portfolios has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. The Stock Index Fund was incorporated under Maryland law on January 24, 1989, commenced operations on September 29, 1989, and is registered with the Commission as an open-end, non-diversified, management investment company. The Socially Responsible Fund was incorporated under Maryland law on July 20, 1992, commenced operations on October 7, 1993, and is registered with the Commission as an open-end, diversified, management investment company. Dreyfus Investment Portfolios was organized as an investment business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated May 14, 1993, is registered with the Commission as an open-end management company under the 1940 Act and commenced operations May 1, 1998. Currently, two portfolios of Dreyfus Investment Portfolios are available for the Contracts. Transamerica VIF was incorporated under Maryland law on June 23, 1995, commenced operations on November 1, 1996, and is registered with the SEC as a management investment company. Transamerica VIF currently consists of two investment portfolios, one of which is the Growth Portfolio. However, the Commission does not supervise the management or the investment practices and policies of any of the Funds. The assets of the Variable Fund, the Socially Responsible Fund, the Stock Index Fund and Transamerica VIF are each separate from the assets of the other Funds.
                  The  Dreyfus  Corporation  provides  investment  advisory  and administrative services to the Variable Fund and the Socially Responsible Fund. Mellon Equity Associates provides index fund management services to the Stock Index Fund, with The Dreyfus Corporation serving as the manager, in accordance with applicable agreements with the Fund. Fayez Sarofim & Co. provides sub-investment advisory services for the Capital Appreciation Portfolio. NCM Capital Management Group, Inc., provides sub-investment advisory services for the Socially Responsible Fund. Transamerica provides investment advisory services to Transamerica VIF, with Transamerica Investment Services, Inc., providing sub-investment advisory services.
                  The  Portfolios  are described  below.  See the Variable
Fund, the Stock Index Fund, the
Socially Responsible Fund, Dreyfus Investment  Portfolios and Transamerica
 Variable Insurance Fund, Inc.,
prospectuses for more information.
Money Market Portfolio
                  The  Money  Market  Portfolio's  investment  objective  is  to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing in short-term money market instruments. The investment advisory fee is payable monthly at the annual rate of 0.50 of 1% of the value of the
Portfolio's average daily net assets. This Portfolio is neither insured nor guaranteed by the United States Government, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share. Special Value Portfolio
                  The  Special  Value  Portfolio's  investment  objective  is to maximize total return, consisting of capital appreciation and current income. It seeks to achieve its objective by investing in a wide range of equity and debt securities and money market instruments. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Zero Coupon 2000 Portfolio
                  The Zero Coupon 2000  Portfolio's  investment  objective is to provide as high an investment return as is consistent with the preservation of capital. It seeks to achieve its objective by investing primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury and receipts and certificates for stripped debt obligations and stripped coupons including U.S. Government trust certificates (collectively, "Stripped Treasury Securities"). The Portfolio also may purchase certain other types of stripped government or corporate securities. The Portfolio's assets will consist primarily of Portfolio securities which will mature on or about December 31, 2000. The investment advisory fee is payable monthly at the annual rate of 0.45 of 1% of the value of the Portfolio's average daily net assets. Quality Bond Portfolio
                  The  Quality  Bond  Portfolio's  investment  objective  is  to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major banking institutions. The investment advisory fee is payable monthly at the annual rate of 0.65 of 1% of the value of the Portfolio's average daily net assets. Small Cap Portfolio
                  The Small Cap Portfolio's  investment objective is to maximize capital appreciation. It seeks to achieve its objective by investing principally in common stocks; under normal market conditions, the Series will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase which The Dreyfus Corporation believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings. The investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Capital Appreciation Portfolio
                  The  Capital   Appreciation   Portfolio's  primary  investment
objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary goal. It seeks to achieve its goals by investing in common stocks of domestic and foreign issuers. An investment advisory fee is payable monthly to The Dreyfus Corporation and a sub-investment advisory fee is payable monthly to Fayez Sarofim & Co. at the aggregate annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Growth and Income Portfolio
                  The Growth and Income Portfolio's  investment  objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Portfolio invests primarily in equity and debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. International Equity Portfolio
                  The  International  Equity  Portfolio's  investment
objective  is to  maximize  capital
appreciation.  This  Portfolio  invests  primarily in the equity  securities of foreign  issuers  located
throughout  the world.  An  investment  advisory  fee at an annual  rate of
0.75 of 1% of the value of the
Portfolio's average daily net assets is payable monthly to The Dreyfus Corporation.
International Value Portfolio
                  The International  Value Portfolio's  investment  objective is long-term  capital  growth.  This Series  invests  primarily  in a portfolio  of publicly traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by the Portfolio's investment adviser. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 1.00% of the value of the Portfolio's average daily net assets. Disciplined Stock Portfolio
                  The Disciplined Stock Portfolio's  investment  objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate, as presented by the Standard & Poor's 500 Composite Stock Price Index. This Portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Small Company Stock Portfolio
                  The Small Company Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate, as represented by the Russell 2500 Index. This Portfolio invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500 Index. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Balanced Portfolio
                  The Balanced  Portfolio's  investment  objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. This Portfolio invests primarily in common stocks and bonds in proportion consistent with their expected returns and risks as determined by The Dreyfus Corporation. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Limited Term High Income Portfolio
                  The Limited Term High Income Portfolio's  investment objective is to maximize total return, consisting of capital appreciation and current income. This Portfolio seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities, commonly known as "junk bonds" that, under normal market conditions, has an effective duration of three and one-half years or less and an effective average portfolio maturity of four years or less. Investments of this type are subject to a greater risk of loss of principal and non-payment of interest. Investors should carefully assess the risks associated with an investment in the Portfolio (those risks are described in the Portfolio's Prospectus). An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.65 of 1% of the value of the Portfolio's average daily net assets. Stock Index Fund
                  The Stock  Index  Fund's  investment  objective  is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Stock Index Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Stock Index Fund pays a monthly management fee to The Dreyfus Corporation at the annual rate of 0.245 of 1% of the value of the Stock Index Fund's average daily net assets. The Socially Responsible Fund
                  The  Socially  Responsible  Fund's  primary goal is to provide capital growth. It seeks to achieve this goal by investing principally in common stocks, or securities convertible into common stock, of companies which, in the opinion of the Fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. A management fee is payable monthly to The Dreyfus Corporation and a sub-investment advisory fee is payable monthly to NCM Capital Management Group, Inc. at the aggregate annual rate of 0.75 of 1% of the value of the Socially Responsible Fund's average daily net assets. Core Value Portfolio
                  The Core  Value  Portfolio  is a  diversified  portfolio,  the primary investment objective of which is to provide long-term growth of capital; current income is a secondary investment objective. The Portfolio anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities, such as common stocks, preferred stock and securities convertible into common stocks, including Depository Receipts, which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation. In general, the Portfolio's investments are broadly diversified over a number of industries and, as a matter of operating policy, the Portfolio will not invest more than 25% of its total assets in any one industry. A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the Portfolio's average daily net assets. MidCap Stock Portfolio
                  The MidCap Stock  Portfolio is a  diversified  portfolio,  the investment objective of which is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. Medium-size issuers will include those U.S. companies with market capitalizations (market price per share times the number of shares outstanding) generally ranging in value from $200 million to $5 billion. The Portfolio also may invest in large and small capitalization companies, including emerging and cyclical growth companies. Emerging and cyclical growth companies are firms which, while they may not have a history of stable long-term growth, are nonetheless expected to represent attractive investments. The equity securities in which the Portfolio invests consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of Depositary Receipts. The Portfolio is not an index fund and its investments are not limited to securities of issuers included in the S&P 400 Index. A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the Portfolio's average daily net assets. Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., seeks long-term capital growth. Common stock (list and unlisted) is the basic form of investment. The Growth Portfolio invests primarily in common stocks of growth companies that are considered by the manager to be premier companies. In the manager's view, characteristics of premier companies include one or more of the following: dominant market share; leading brand recognition; proprietary products or technology; low-cost production capability; and excellent management with shareholder orientation. The manager of the Portfolio believes in long-term investing and places great emphasis on the sustainability of the above competitive advantages. Unless market conditions indicate otherwise, the manager also tries to keep the Portfolio fully invested in equity-type securities and does not try to time stock market movements. When in the judgment of the manager market conditions warrant, the Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments. The Portfolio may invest up to 10% of its assets in debt securities having a call on common stocks that are rated below investment grade. A management fee is 0.75 of 1% of the average daily net assets payable to Transamerica Occidental Life Insurance Company, as adviser, and adviser pays Transamerica Investment Services, Inc. a monthly fee at the annual rate of 0.30 of 1% of the first $50 million, 0.25 of 1% of next $150 million and 0.20 of 1% of assets in excess of $200 million.
                  Meeting objectives depends on various factors,  including, but not limited to, how well
the Portfolio  managers  anticipate  changing economic and market  conditions.
 THERE IS NO ASSURANCE THAT
ANY OF THESE PORTFOLIOS WILL ACHIEVE THEIR STATED OBJECTIVES.
                  An  investment  in the Contract is not a deposit or obligation of, or guaranteed or endorsed, by any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the Contract involves certain investment risks, including possible loss of principal.
                  Since  all of  the  Portfolios  are  available  to  registered separate accounts offering variable annuity and variable life products of Transamerica as well as other insurance companies, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more other separate accounts investing in the Funds. In the event of a material conflict, the affected insurance companies will take any necessary steps to resolve the matter, including stopping their separate accounts from investing in the Funds. See the Funds' prospectuses for greater details.
                  Transamerica receives fees from The Dreyfus Corporation or its affiliates for providing certain administrative and or other services.
                  Additional  information  concerning the investment  objectives and policies of all of the Portfolios, the investment advisory services and administrative services and charges can be found in the current prospectuses for the Funds which accompany this Prospectus. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Purchase Payments to, or transfers among, the Sub-Accounts. Addition, Deletion, or Substitution
                  Transamerica  does not control the Funds and cannot  guarantee that any of the Sub-Accounts of the Variable Account or any of the Portfolios will always be available for allocation of Purchase Payments or transfers. Transamerica retains the right to make changes in the Variable Account and in its investments.
                  Transamerica reserves the right to eliminate the shares of any
Portfolio held by a Sub-Account and to substitute shares of another Portfolio or of another investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in Transamerica's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, a substitution of shares attributable to the Owner's interest in a Sub-Account will not be made without prior notice to the Owner and the prior approval of the Commission. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable policies on the basis of requests made by Owners.
                  New  Sub-Accounts  may  be  established   when,  in  the  sole
discretion of Transamerica, marketing, tax, investment or other conditions so warrant. Any new Sub-Accounts will be made available to existing Owners on a basis to be determined by Transamerica. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle. Transamerica may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant. In the event any Sub-Account is eliminated, Transamerica will notify Owners and request a re-allocation of the amounts invested in the eliminated Sub-Account.
                  In the event of any  substitution or change,  Transamerica may make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE FIXED ACCOUNT
                  This Prospectus is generally intended to serve as a disclosure document only for the Contract and the Variable Account. For complete details regarding the Fixed Account, see the Contract itself. The Fixed Account is not available in all states.
                  Purchase Payments allocated to and amounts transferred to the Fixed Account become part of the general account of Transamerica, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act, and Transamerica has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.
                  The Guarantee Periods of the Fixed Account are part of the general account of Transamerica. The general account of Transamerica consists of all the general assets of Transamerica, other than those in the Variable Account, or in any other segregated asset account. Instead of the Owner bearing the investment risk as is the case for values in the Variable Account, Transamerica bears the full investment risk for all values in the Fixed Account. Transamerica has sole discretion to invest the assets of its general account subject to applicable law.
                  The Owner bears the risk that, after the initial Guarantee Period, Transamerica will not credit interest in excess of 3% per year to amounts allocated to the Fixed Account.
                  The allocation or transfer of funds to the Fixed Account does not entitle the Owner to share in the investment experience of Transamerica's general account. Instead, Transamerica guarantees that the funds allocated or transferred to the Fixed Account will accrue a specified annual rate of interest for a specific duration. The rate of interest credited will always be at least 3% per year. Consequently, if the Owner allocates all Net Purchase Payments only to the Fixed Account and makes no transfers or withdrawals, the minimum amount of the Account Value will be determinable and guaranteed.
                  Net Purchase Payments allocated to the Fixed Account will establish a new Guarantee Period of a duration selected by the Owner from among those then being offered by Transamerica. Every Guarantee Period offered by Transamerica will have a duration of at least one year. The minimum amount that may be allocated or transferred to a Guarantee Period is $1,000. Net Purchase Payments allocated to the Fixed Account will be credited on the date the payment is received at the Service Center. Any amount transferred from another Guarantee Period or from a Sub-Account of the Variable Account to the Fixed Account will establish a new Guarantee Period as of the effective date of the transfer.
                  Transamerica may delay payment of any withdrawal from the Fixed Account for up to six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment.
Guarantee Periods
                  Each Guarantee Period will have its own Guaranteed Interest Rate and Expiration Date. The Guaranteed Interest Rate applicable to a Guarantee Period will depend on the date the Guarantee Period is established and the duration chosen by the Owner. A Guarantee Period chosen may not extend beyond the Annuity Date.
                  Transamerica reserves the right to change the maximum number of Guarantee Periods that may be in effect at any one time.
                  Transamerica will establish effective annual rates of interest for each Guarantee Period. The effective annual rate of interest established by Transamerica for a Guarantee Period will remain in effect for the duration of the Guarantee Period.
         Interest will be credited to a Guarantee Period based on its daily balance at a daily rate which is equivalent to the Guaranteed Interest Rate applicable to that Guarantee Period for amounts held during the entire Guarantee Period. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will be subject to an interest adjustment as described below. In no event will the effective annual rate of interest applicable to a Guarantee Period be less than 3% per year. Interest Adjustment
                  Except in certain circumstances, an interest adjustment will be made to any amount withdrawn or transferred from a Guarantee Period before its Expiration Date. ANY SUCH AMOUNT WITHDRAWN OR TRANSFERRED FROM A GUARANTEE PERIOD WILL BE CREDITED WITH INTEREST AT A RATE OF ONLY 3% PER YEAR FROM THE DATE THE GUARANTEE PERIOD WAS ESTABLISHED TO THE DATE OF PAYMENT OR TRANSFER,
REGARDLESS OF THE GUARANTEED INTEREST RATE. THIS MEANS THAT ANY INTEREST IN EXCESS OF 3% WILL BE FORFEITED ON THE AMOUNT WITHDRAWN OR TRANSFERRED.
                  Exceptions to the interest adjustment include : 1) amounts withdrawn within 30 days before the Expiration Date of the Guarantee  Period;  2) amounts withdrawn from a Guarantee Period serving
as the Source Account,  if available,  for Dollar Cost Averaging  transfers
(see "Dollar Cost  Averaging",
page 29);  and 3) amounts  paid as part of a Death  Benefit  (see "Death
 Benefit"  page 34). A Contingent
Deferred  Sales Load may apply to  withdrawals  made at the end of a Guarantee
  Period even if there is no
interest adjustment made.
Expiration of Guarantee Period
                  At least 45 days, but not more than 60 days, prior to the Expiration Date of a Guarantee Period, Transamerica will notify the Owner as to the options available when a Guarantee Period expires. The Owner may elect one of the following options:
         (a) transfer the Guarantee Amount of that Guarantee Period to a new Guarantee Period from among those being offered by Transamerica at such time. The new Guarantee Period will be established on the later of (i) the date selected by the Owner, or (ii) the date the notice, in a form and manner acceptable to Transamerica, is received by Transamerica at the Service Center, but in no event later than the day immediately following the Expiration Date of the previous Guarantee Period; or
         (b) transfer the Guarantee Amount of that Guarantee Period to one or more Sub-Accounts of the Variable Account. Transamerica must receive the Owner's notice electing one of these options at the
Service Center by the expiration date of the Guarantee Period. If such election has not been received by Transamerica at the Service Center, the Guarantee
Amount of that Guarantee Period will remain in the Fixed Account and a new Guarantee Period of the same duration as the expiring Guarantee Period, if offered, will automatically be established by Transamerica with a new Guaranteed Interest Rate declared by Transamerica for that Guarantee Period. The new Guarantee Period will start on the day following the expiration date of the previous Guarantee Period.
                  If Transamerica is not currently offering Guarantee Periods having the same duration as the expiring Guarantee Period, the new Guarantee Period will be the next longer duration, or if Transamerica is not offering Guarantee Periods longer than the duration of the expiring Guarantee Period, the next shorter duration.
                  If the Guarantee Amount of an expiring Guarantee Period is less than $1,000, Transamerica reserves the right to transfer such amount to the Money Market Sub-Account of the Variable Account.
                  A transfer from a Guarantee Period made within the 30-day period ending on its Expiration Date will not be counted for the purpose of determining the eighteen free transfers per Contract Year, nor will such transfer be subject to any interest adjustment.

THE CONTRACT
                  The Contract is a Flexible Purchase Payment Multi-Funded Deferred Annuity Contract. The rights and benefits are described below and in the individual contract or in the certificate and group contract; however, Transamerica reserves the right to make any modification to conform the individual contract and the group contract and certificates thereunder to, or give the Owner the benefit of, any federal or state statute or rule or regulation. The obligations under the Contract are obligations of Transamerica.
                  The Contracts are available on a non-qualified basis, as rollover IRAs and as rollover Roth IRAs that qualify for special federal income tax treatment. With Transamerica's prior permission, the Contracts may also be available as contributory IRAs, as contributory Roth IRAs, as Section 403(b) annuities and for use in Section 401(a) qualified pension and profit sharing plans established by corporate employers. Generally, Qualified Contracts contain certain restrictive provisions limiting the timing and amount of payments to and distributions from the Qualified Contract. The Owner designates the Annuitant. The Annuitant can be the same person as the Owner and must be the same person in the case of certain Qualified Contracts.
                  Annuity Payments will be made to the Annuitant after the Annuity Date unless, in the case of a Non-Qualified Contract, the Owner changes the Payee after the Annuity Date.
                  For each Contract, a different Account will be established and values, benefits and charges will be calculated separately. The various administrative rules described below will apply separately to each Contract, unless otherwise noted.

APPLICATION AND PURCHASE PAYMENTS
Purchase Payments
                  All Purchase Payments must be paid to the Service Center. A confirmation will be issued to the Owner upon the acceptance of each Purchase Payment.
                  The Initial Purchase Payment for each Contract must generally be at least $5,000. Only upon its grant of prior permission will Transamerica accept lower initial Purchase Payments for certain Qualified Contracts.
                  The Contract will be issued and the Net Purchase Payment derived from the Initial Purchase Payment will generally be accepted and credited within two business days after the later of receipt of sufficient information to issue a Contract and receipt of the Initial Purchase Payment at the Service Center. (A Net Purchase Payment is the Purchase Payment less any applicable premium taxes, including retaliatory premium taxes.) Acceptance is subject to sufficient information being provided in a form acceptable to Transamerica, and Transamerica reserves the right to reject any application or Purchase Payment. Contracts normally will not be issued with respect to Annuitants more than 80 years old, although Transamerica in its discretion may waive this restriction in certain cases.
                  If the Initial Purchase Payment cannot be credited within two days of receipt of the Purchase Payment and information requesting issuance of a Contract because the information is incomplete or for any other reason, then Transamerica will contact the Owner, explain the reason for the delay and will refund the Initial Purchase Payment within five business days, unless the Owner consents to Transamerica retaining the Initial Purchase Payment and crediting it as soon as the requirements are fulfilled.
                  Each Contract provides for a Free Look Period of 10 days (or longer if required by state law) after receipt of the Contract during which the Owner may cancel the Contract. To cancel, the Contract must be returned to Transamerica with a written notice of cancellation. In some states, including for some ages of Owners in some states, and in all states for IRAs, Transamerica will refund the greater of the Purchase Payments or Account Value of the date the written notice and the Contract are received by Transamerica. In other states, the Purchase Payments allocated to the Fixed Account plus the Variable Accumulated Value will be returned with any adjustments required by applicable law or regulation (and without imposition of any Contingent Deferred Sales Load) as of the date the notice and Contract are received. Owners should consult their registered representative or investment adviser (or see their Contract) for the applicable provision.
                  Additional Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant or Contingent Annuitant is living. Additional Purchase Payments must be at least $500, or at least $100 if made pursuant to an automatic payment plan under which the Additional Purchase Payment is automatically deducted from a bank account. In addition, minimum allocation amounts apply (see "Allocation of Purchase Payments" on this page). Additional Net Purchase Payments are credited to the Contract as of the date the payment is received. Currently, additional purchase payments after the initial purchase payment may not be made to Section 401(a) and Section 403(b) annuity contracts.
                  Total Purchase Payments for any Contract may not exceed $1,000,000 without prior approval of Transamerica.
         In no event may the sum of all Purchase Payments for a Contract during any taxable year exceed the limits imposed by any applicable federal or state law, rules, or regulations.
Allocation of Purchase Payments
                  The Owner specifies how Purchase Payments will be allocated under the Contract. The Owner may allocate the Net Purchase Payments between and among one or more of the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account as long as the portions are whole number percentages and any allocation percentage for a Sub-Account is at least 10%. In addition, the initial allocation to any Inactive Sub-Account is subject to a minimum of $500; the initial allocation to a new Guarantee Period is subject to a minimum of $1,000. The Owner may choose to allocate nothing to a particular Sub-Account or Guarantee Period.
                  With regard to the allocation of Purchase Payments during the Free Look Period for any portion of the Net Purchase Payments allocated to the Fixed Account, the amounts specified by the Contract Owner will be allocated to the Guarantee Period(s) specified by the Contract Owner. With regard to Purchase Payments allocated to the Variable Account, in most situations where the Purchase Payment allocated to the Fixed Account plus Variable Accumulation Value will be refunded upon exercise of the Free Look, the Net Purchase Payment(s) derived from the Initial Purchase Payment(s) will be allocated between and among the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account in accordance with the allocation percentages selected by the Owner. In most situations where the greater of Purchase Payments or Account Value will be refunded on exercise of the Free Look, the Net Purchase Payment derived from the portion of Initial Purchase Payment allocated to the Variable Account will first be allocated to the Money Market Sub-Account of the Variable Account and will remain in that Sub-Account until the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). The dollar value of the Variable Accumulation Units held in the Money Market Sub-Account attributable to such Net Purchase Payment will then be allocated among the Sub-Accounts of the Variable Account in accordance with the allocation percentages selected by the Owner. This initial allocation after the Free Look Period from the Money Market Sub-Account to the Sub-Account(s) selected by the Owner does not count toward the limit of 18 free transfers per Contract Year.
                  Each Net Purchase Payment will be subject to the allocation percentages in effect at the time of receipt of such Purchase Payment. The allocation percentages for new Purchase Payments between and among the Sub-Accounts of the Variable Account and the Guarantee Period of the Fixed Account may be changed by the Owner at any time by submitting a request for such change, in a form and manner acceptable to Transamerica, to the Service Center. Any changes to the allocation percentages are subject to the limitation above. Any change will take effect with the first Purchase Payment received with or after receipt by the Service Center of the request for such change, in a form and manner acceptable to Transamerica and will continue in effect until subsequently changed.
                  If an allocation of an additional Net Purchase Payment is directed to an Inactive
Sub-Account of the Variable Account, then the amount allocated must be at least $500. If an allocation of an additional Net Purchase Payment is directed to a new Guaranteed Period of the Fixed Account, then the amount allocated must be at least $1000.
Investment Option Limit
                  Currently, the Owner may not allocate amounts to more than eighteen investment options over the life of the Contract. Investment options include Sub-Accounts of the Variable Account and Guarantee Periods of the Fixed Account. Each Sub-Account and each duration of Guarantee Period that ever received a transfer or purchase payment allocation count as one towards this total of eighteen limit. Transamerica may waive this limit in the future. For example, if the Owner makes an allocation to the Money Market Sub-Account and later transfers all amounts of this Money Market Sub-Account, it would still count as one for the purposes of the limitation even if it held no value. If the Owner transfers from a Sub-Account to another Sub-Account and later back to the first, the count towards the limitation would be two, not three. If the Owner selects a Guarantee Period and renews for the same term, the count will be one; but if the Owner renews to a Guarantee Period with a different term, the count will be two.

ACCOUNT VALUE
                  Before the Annuity Date, the Account Value is equal to: (a) the Fixed Accumulated Value plus (b) the Variable Accumulated Value. The Fixed Accumulated Value is the total dollar amount of all Guarantee Amounts held under the Fixed Account for the Contract prior to the Annuity Date. The Fixed Accumulated Value is determined without regard to any interest adjustment. The Variable Accumulated Value is the total dollar amount of all Variable Accumulation Units under each Sub-Account of the Variable Account held for the Contract prior to the Annuity Date. The Variable Accumulated Value prior to the Annuity Date is equal to: (a) Net Purchase Payments allocated to the Sub-Accounts; plus or minus (b) any increase or decrease in the value of the assets of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) any reductions for the annual Account Fee; plus or minus (f) amounts transferred from or to the Fixed Account; less (g) any applicable Transfer Fees and Systematic Withdrawal Option fees; and less (h) any withdrawals from the Sub-Accounts less any premium tax applicable to those withdrawals.
                  A Valuation Period is the period between successive Valuation Days. It begins at the close of the New York Stock Exchange (generally 4:00 p.m.
ET) on each Valuation Day and ends at the close of the New York Stock Exchange on the next succeeding Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for regular business. The value of the Variable Account assets is determined at the end of each Valuation Day. To determine the value of an asset on a day that is not a Valuation Day, the value of that asset as of the end of the next Valuation Day will be used.
                  The Variable Accumulated Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of all of the selected Portfolios as well as the deductions for charges.
                  Net Purchase Payments which the Owner allocates to a Sub-Account of the Variable Account are used to purchase Variable Accumulation Units in that Sub-Account. The number of Variable Accumulation Units to be credited for each Sub-Account will be determined by dividing the portion of each Net Purchase Payment allocated to the Sub-Account by the Variable Accumulation Unit Value determined at the end of the Valuation Period during which the Net Purchase Payment was received. In the case of the Initial Net Purchase Payment, Variable Accumulation Units for that payment will be credited to the Account Value within two Valuation Days of the later of: (a) the date an acceptable and properly completed application is received at our Service Center; or (b) the date our Service Center receives the Initial Purchase Payment. In the case of any subsequent Purchase Payment, Variable Accumulation Units for that payment will be credited at the end of the Valuation Period during which Transamerica receives the payment. The value of a Variable Accumulation Unit for each Sub-Account for a Valuation Period is established at the end of each Valuation Period and is calculated by multiplying the value of that unit at the end of the prior Valuation Period by the Sub-Account's Net Investment Factor for the Valuation Period. The value of a Variable Accumulation Unit may go up or down.
                  The Net Investment Factor is used to determine the value of Accumulation and Annuity Unit Values for the end of a Valuation Period. The applicable formula can be found in the Statement of Additional Information.
                  Transfers involving Sub-Accounts will result in the purchase and/or cancellation of Variable Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Sub-Account. The purchase and cancellation of such units generally are made using the Variable Accumulation Unit value of the applicable Sub-Account as of the end of the Valuation Day in which the transfer is effective.

TRANSFERS
Before the Annuity Date
                  Before the Annuity Date, the Owner may transfer all or any portion of the Account Value among and between the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account currently being offered by Transamerica.
                  Transfers among and between the Sub-Accounts and the Guarantee Periods of the Fixed Account may be made by submitting a request, in a form and manner acceptable to Transamerica, to the Service Center. The transfer request must specify: (a) the Sub-Account(s) and/or Guarantee Period(s) from which the transfer is to be made; (b) the amount of the transfer, subject to the minimum transfer amount described in the Contract; and (c) the Sub-Account(s) and/or Guarantee Period(s) to receive the transferred amount. The transfer request is subject to the following conditions: (1) the minimum amount which may be transferred is $500; (2) the minimum transfer to an Inactive Sub-Account is $500; and (3) the minimum transfer required to establish a new Guarantee Period under the Fixed Account is $1,000. Transfers among the Sub-Accounts are also subject to such terms and conditions as may be imposed by the Portfolios.
                  Transamerica imposes a transfer fee of $10 for each transfer in excess of 18 in a Contract Year. Transamerica reserves the right to waive the transfer fee or vary the number of transfers without charge or not count transfers under certain options or services for purposes of the allowed number without charge. A transfer generally will be effective on the date the request for transfer is received by the Service Center.
                  When a transfer is made from a Guarantee Period before its Expiration Date, the amount transferred will generally be subject to an interest adjustment. (See "The Fixed Account" page 25.) A transfer from a Guarantee Period made within the 30-day period ending on its Expiration Date will not be counted for the purpose of the eighteen allowable transfers per Contract Year, nor will such transfer be subject to any interest adjustment.
         If a transfer reduces the value in a Sub-Account to less than $500, then Transamerica reserves the right to transfer the remaining amount along with the amount requested to be transferred in accordance with the transfer instructions provided by the Owner. Under current law, there will not be any tax liability to the Owner if the Owner makes a transfer.
Telephone Transfers
                  Transamerica will allow telephone transfers if the Owner has provided proper authorization for such transfers in a form and manner acceptable to Transamerica. Limitations and rules for these transfers will be provided to the Owner by Transamerica. Transamerica reserves the right to suspend telephone transfer privileges at any time, for some or all Contracts, for any reason. Withdrawals are not permitted by telephone.
                  Transamerica will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. Transamerica, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures Transamerica will follow for telephone transfers may include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. Possible Restrictions
                  Transamerica reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time and for any reason. For example, restrictions may be necessary to protect Owners from adverse impacts on Portfolio management of large and/or numerous transfers by market timers or others. Transamerica has determined that the movement of significant Sub-Account values from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of investment opportunities because the Portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by Contract Owners. Therefore, Transamerica reserves the right to require that all transfer requests be made by the Contract Owner and not by a third party holding a power of attorney and to require that each transfer request be made by a separate communication to Transamerica. Transamerica also reserves the right to request that each transfer request be submitted in writing and be manually signed by the Contract Owner(s); facsimile transfer requests may not be allowed. Dollar Cost Averaging
                  Prior to the Annuity Date, the Owner may request that amounts be automatically transferred from one (and only one) of the Sub-Accounts which invest in the Money Market, Quality Bond or Limited Term High Income Portfolios (the "Source Account"), to any of the Sub-Accounts of the Variable Account on a monthly basis by submitting a request to the Service Center in a form and manner acceptable to Transamerica. Transfers may be allowed from Source Accounts in addition to the Money Market and Quality Bond Sub-Accounts and may include the shortest Guarantee Period of the Fixed Account; call the Service Center for the availability of other Source Account options. The transfers will begin the month following, but no sooner than one week following, receipt of such request, provided that Dollar Cost Averaging transfers will not commence until the later of (a) 30 days after the Contract Date, or (b) the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). Transfers will continue for the duration selected by the Owner unless (1) terminated by the Owner, (2) automatically terminated by Transamerica because there are insufficient funds in the Source Account, or (3) for other reasons as set forth in the Contract. The Owner may request that monthly transfers be continued by giving notice to the Service Center in a form and manner acceptable to Transamerica within 30 days prior to the last monthly transfer. If no request to continue the monthly transfers is made by the Owner, this option will terminate automatically with the last transfer.
         In order to be eligible for Dollar Cost Averaging, the Owner must meet the following conditions: (1) the value of the Source Account must be at least $5,000; (2) the minimum amount that can be transferred out of the Source Account is $250 per month; and (3) the minimum amount transferred into any other
Sub-Account is the greater of $250 or 10% of the amount being transferred. Dollar Cost Averaging transfers can not be made from a Source Account from which Systematic Withdrawals or Automatic Payouts are being made.
                   There is no charge for the Dollar Cost Averaging service and transfers due to Dollar Cost Averaging will not count toward 18 transfers allowed without charge per Contract Year. There will be no interest adjustments on Dollar Cost Averaging transfers from the Fixed Account, if allowed as a Source Account by Transamerica.
                  Dollar Cost Averaging transfers may not be made to the Fixed Account.
Automatic Asset Rebalancing
                  After Purchase Payments have been allocated among the variable Sub-Accounts, the performance of each Sub-Account may cause this allocation to change. The Owner may instruct Transamerica to automatically rebalance the amounts in the Variable Accumulated Value by reallocating amounts among the variable Sub-Accounts, at the time, and in the percentages, specified in the Owner instructions to Transamerica and accepted by Transamerica. The Owner may elect to have the rebalancing done on an annual, semi-annual or quarterly basis. The Owner may elect to have amounts allocated among the Sub-Accounts using whole percentages, with a minimum of 10% allocated to each Sub-Account.
         The Owner may elect to establish, change or terminate the Automatic Asset Rebalancing by submitting a request to the Service Center in a form and manner acceptable to Transamerica. Automatic Asset Rebalancing will not count towards the limit of 18 free transfers in a Contract Year. There is currently no charge for the Automatic Asset Rebalancing, however, Transamerica reserves the right to charge a nominal amount for this feature. Transamerica reserves the right to discontinue offering Automatic Asset Rebalancing any time for any reason. After the Annuity Date
                  If a Variable Annuity Payout Option is elected, the Owner may make transfers among Sub-Accounts after the Annuity Date by giving a request to the Service Center in a form acceptable to Transamerica, subject to the following provisions: (1) transfers after the Annuity Date may be made no more than four times during any Annuity Year; and (2) the minimum amount transferred from one Sub-Account to another is the amount supporting a then current $75 monthly payment.
                  Transfers among Sub-Accounts during the Annuity Period will be processed based on the formula outlined in the Statement of Additional Information.

CASH WITHDRAWALS
Withdrawals
                  The Owner may withdraw all or part of the Cash Surrender Value for a Contract at any time during the life of the Annuitant(s) and prior to the Annuity Date by giving a written request to the Service Center and subject to the rules below. Federal or state laws, rules or regulations may also apply. No Withdrawals may be made after the Annuity Date. The amount payable to the Owner if the Contract is surrendered on or before the Annuity Date is the Cash Surrender Value which is equal to the Account Value, less the Account Fee, less any interest adjustment, less any applicable Contingent Deferred Sales Load, and less applicable premium taxes. If the Account Value exceeds $50,000 on the date the Contract is surrendered, and where permitted by state law, the Account Fee will be waived.
                  Partial withdrawals must be at least $500. In some states, only one partial withdrawal will be permitted while the Systematic Withdrawal Option is in effect. In other states, no partial withdrawals will be permitted while the Systematic Withdrawal Option is in effect.
                  In the case of a partial withdrawal, the Owner may direct the Service Center to withdraw amounts from specific Sub-Account(s) and/or from the Fixed Account. If the Owner does not specify the Sub-Account(s) from which the withdrawal is to be made, the withdrawal will be taken pro rata from all Sub-Accounts of the Variable Account with current values. If the requested withdrawal reduces the value of a Sub-Account from which the withdrawal was made to less than $500, Transamerica reserves the right to transfer the remaining value of that Sub-Account pro rata among the other Active Sub-Accounts with values equal to or greater than $500. If no such Sub-Accounts exist, such transfer will be made to the Money Market Sub-Account. The Owner will be notified in writing of any such transfer.
                  A partial withdrawal request will not be processed if it would reduce the Account Value to less than $2,000. In that case, the Owner will be notified that he or she will have 10 days from the date notice is mailed to: (a) withdraw a lesser amount (subject to the $500 minimum), leaving an Account Value of at least $2,000; or (b) surrender the Contract for its Cash Surrender Value. (Amounts payable will be determined as of the end of the Valuation Period during which the subsequent instructions are received.) If, after the expiration of the 10-day period, no written election is received from the Owner, the withdrawal request will be considered null and void, and no withdrawal will be processed.
         A full surrender will result in a cash withdrawal payment equal to the Cash Surrender Value at the end of the Valuation Period during which the election is received along with all completed forms. Any applicable Contingent Deferred Sales Load will be deducted from the amount paid.
                  The Account Fee, unless waived, will be deducted from a full surrender before the application of any Contingent Deferred Sales Load (see "Charges and Deductions" page 36).
         Withdrawals may be taxable transactions. The Code requires Transamerica to withhold federal income tax from withdrawals. Generally, an Owner will be entitled to elect, in writing, not to have tax withholding apply, except for distributions from certain Qualified Contracts that may be subject to mandatory 20% withholding. Withholding applies to the portion of the withdrawal which is includible in income and subject to federal income tax. The federal income tax withholding rate is currently 10% of the taxable amount of the withdrawal.
Withholding applies only if the taxable amount of the withdrawal is at least $200. Some states also require withholding for state income taxes. Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of distributions for certain early withdrawals. (See "Federal Tax Matters" page 43.)
                  Withdrawal (including surrender) requests generally will be processed as of the end of the Valuation Period during which the request, including all completed forms, is received. Payment of any cash withdrawal or lump sum death benefit due from the Variable Account will occur within seven days from the date the election is received, except that Transamerica may postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners. The withdrawal request will be effective when all appropriate withdrawal request forms are received. Payments of any amounts derived from a Purchase Payment paid by check may be delayed until the check has cleared the Owner's bank.
                  When a withdrawal is made from a Guarantee Period before its Expiration Date, the amount withdrawn will generally be subject to an interest adjustment. (See "Interest Adjustment" page 27.)
                  Transamerica may delay payment of any withdrawal from the Fixed Account for up to six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment.
(See "The Fixed Account" page 26.)
                  SINCE THE OWNER ASSUMES THE INVESTMENT RISK AND BECAUSE CERTAIN WITHDRAWALS ARE SUBJECT TO A CONTINGENT DEFERRED SALES LOAD, THE TOTAL AMOUNT PAID UPON SURRENDER OF THE CONTRACT (TAKING INTO ACCOUNT ANY PRIOR WITHDRAWALS) MAY BE MORE OR LESS THAN THE TOTAL PURCHASE PAYMENTS PAID.
                  After a withdrawal of the total Cash Surrender Value, or at any time that the Account Value is zero, all rights of the Owner will terminate.
                  An Owner may elect, under the Systematic Withdrawal Option or Automatic Payout Option
(but not  both),  to  withdraw  certain  amounts on a periodic  basis from the
 Sub-Accounts  prior to the
Annuity Date.
Systematic Withdrawal Option
                  Prior to the Annuity Date, the Owner, by giving Written Notice to the Service Center, may elect to have withdrawals automatically made from one or more Sub-Account(s) of the Variable Account on a monthly basis. (Other distribution modes may be permitted.) The withdrawals will commence the month following, but no sooner than one week following, receipt of Written Notice, except that they will not commence sooner than the later of (a) 30 days after the Contract Date or (b) the end of the Free Look Period. Upon written notice to the Owners, Transamerica may change the day of the month on which withdrawals are made under this option. Withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Owner. If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Systematic Withdrawals can not be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.
                  To be eligible for the Systematic Withdrawal Option, the Account Value must be at least $12,000 at the time of election. The minimum monthly amount that can be withdrawn is $100. The maximum monthly amount that can be withdrawn on an annual basis is equal to the sum, as of the date of the first withdrawal, of (a) 10% of Purchase Payments that are less than seven Contract Years old and (b) 10% of remaining Purchase Payments that are at least seven Contract Years old.
                  Systematic withdrawals are not subject to the Contingent Deferred Sales Load but can be reduced by any applicable premium tax. Systematic withdrawals may be taxable, subject to withholding, and subject to the 10% penalty tax. (See "Federal Tax Matters" page 43.)
                  The systematic withdrawals will continue unless terminated by the Owner or automatically terminated by Transamerica as set forth in the Contract. If this option is terminated it may not be elected again until the next Contract Anniversary. In some states, no partial withdrawal may be made while the Systematic Withdrawal Option is in effect and any partial withdrawal will automatically terminate the Systematic Withdrawal Option and any portion of such partial withdrawal, which exceeds the Allowed Amount for withdrawals after the first withdrawal in a Contract Year will be subject to a Contingent Deferred Sales Load (see page 33). In other states, only one partial withdrawal can be made while the Systematic Withdrawal Option is in effect and more than one partial withdrawal while this option is in effect will automatically terminate the Systematic Withdrawal Option and the amounts taken as the first and second partial withdrawals which exceed the Allowed Amount for withdrawals after the first withdrawal in a Contract Year, will be subject to a Contingent Deferred Sales Load (see page 36).
                  Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 per Contract year for administrative expenses associated with processing the systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a Contract Year.
                  The Systematic Withdrawal Option is not available with respect to the Fixed Account.
Consult  your  tax  adviser  and,  if  applicable,  the  particular  retirement plan,  before  requesting
withdrawals from a Qualified  Contract.  There may be severe  restrictions with regard to withdrawals from
Qualified Contracts.
Automatic Payout Option
                  Prior to the Annuity Date, the Owner may elect the Automatic Payout Option ("APO") to satisfy minimum distribution requirements under the Code for certain Qualified Contracts. See the Automatic Payout Option discussion under Qualified Contracts on page 42.

DEATH BENEFIT
                  If an Owner or Annuitant dies before the Annuity Date, a death benefit is payable. The death benefit will be equal to the greatest of (1) the Account Value, (2) the
Account Value determined as of the seventh Contract Anniversary and at each succeeding Contract Anniversary occurring at subsequent seven year intervals thereafter, adjusted for any subsequent Purchase Payments paid by the Owner (less the sum of all subsequent withdrawals and any premium taxes applicable to those withdrawals), or (3) the sum of all Purchase Payments, less withdrawals and any premium taxes applicable to those withdrawals, plus interest thereon equal to a 5% annual effective rate, credited on a daily basis up to (i) the Contract Anniversary following the earlier of any Owner's or Annuitant's 75th birthday, or (ii) the date the sum of all Purchase Payments, (less the sum of all withdrawals and any premium taxes), together with credited interest, has grown to two times the amount of all Purchase Payments (less all withdrawals and any premium taxes) as a result of such interest accumulation, if earlier. For Contracts purchased by any Owner or with an Annuitant age 75 or older, the death benefit available under option three above will be the sum of all Purchase Payments, less withdrawals and any premium taxes applicable to these withdrawals.
                  The death benefit will be determined as of the end of the Valuation Period during which the later of (a) Proof of Death of the Owner or Annuitant is received by the Service Center and (b) a written notice of the method of settlement elected by the Beneficiary is received at the Service Center. If no settlement method is elected, the death benefit will be paid no later than one year after the date of death. No Contingent Deferred Sales Load will apply. Until the death benefit is paid, the Account Value allocated to the Variable Account will remain in the Sub-Accounts as previously specified by the Owner or in the Sub-Accounts as reallocated pursuant to instructions received by Transamerica from all Beneficiaries. Therefore, the value of the Variable Account will fluctuate with investment performance of the applicable Sub-Account(s), and accordingly, the amount of the death benefit depends on the Account Value at the time the death benefit is paid.
                  There is no extra charge for the death benefit, and it applies automatically (i.e. no election by the Owner is necessary).
Payment of Death Benefit
                  The death benefit is generally payable upon receipt of Proof of Death of the Annuitant or Owner. Where the Owner is not an individual, the death benefit is generally payable upon receipt of Proof of Death of the Annuitant. Upon receipt of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit or, subject to any limitations under any state or federal law, rule, or regulation, under one of the Annuity Forms unless a settlement agreement is effective under the Contract preventing such election. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws. (See "Federal Tax Matters" page 43.) Designation of Beneficiaries
                  The Owner may select one or more Beneficiaries and name them in a form and manner acceptable to Transamerica. If the Owner selects more than one Beneficiary, unless otherwise indicated by the Owner they will share equally in any death benefits payable in the event of the Annuitant's death before the Annuity Date if there is no Contingent Annuitant, or the Owner's death if there is no Joint Owner and the Owner is an individual other than the annuitant. Different Beneficiaries may be named with respect to the Annuitant's death (Annuitant's Beneficiary) and the Owner's death (Owner's Beneficiary). Before the Annuitant's death, the Owner may change the Beneficiary by notice to the Service Center. The Owner may also make the designation of Beneficiary irrevocable by sending notice to and obtaining approval from the Service Center. Irrevocable Beneficiaries may be changed only with the written consent of the designated Irrevocable Beneficiaries, except to the extent required by law.
                  The interest of any Beneficiary who dies before the Owner or Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of the Owner or Annuitant will also terminate if no benefits have been paid unless the Contract has been endorsed to provide otherwise. The benefits will then be paid as though the Beneficiary had died before the Owner or Annuitant. If the interest of all Beneficiaries has terminated, any benefits payable will be paid to the Owner's or Owners' estate.
                  Transamerica may rely on an affidavit by any responsible person in determining the identity or non-existence of any Beneficiary not identified by name.
Death of Annuitant Prior to the Annuity Date
                  If the Annuitant dies prior to the Annuity Date and the Annuitant is not an Owner and there is no Contingent Annuitant, a death benefit under the Contract relating to that Annuitant will be paid to the Annuitant's Beneficiary. If there is a Contingent Annuitant, then upon the death of the Annuitant the Contingent Annuitant will become the Annuitant and no death benefit will be paid at that time. Death of Owner Prior to the Annuity Date
                  If an Owner die before the Annuity Date, a death benefit will be paid to that Owner's Beneficiary. If the Contract has Joint Owner's, the surviving Joint Owner will be the Owner's Beneficiary. If the surviving Owner's Beneficiary is the deceased Owner's spouse, then that spouse may elect to treat the Contract as his or her own or receive payment of the Death Benefit. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.
(See "Federal Tax Matters," page 43.)
Death of Annuitant or Owner After the Annuity Date
                  If the Annuitant or an Owner dies after the annuity starts, the remaining undistributed portion, if any, of the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some Annuity Forms, there will be no death benefit. If the Owner is not the Annuitant, upon an Owner's death, any remaining ownership rights will pass to the Owner's Beneficiary.

CHARGES AND DEDUCTIONS
                  No deductions are made from Purchase Payments except for any applicable premium taxes. Therefore, the full amount, less any premium taxes, of the Purchase Payments are invested in one or more of the Sub-Accounts of the Variable Account and/or in the Guarantee Periods of the Fixed Account.
                  As more fully described below, charges under the Contract are assessed in three ways: (1) as deductions for the Account (or Annuity) Fees, any Transfer Fees, any Systematic Withdrawal Option or Asset Rebalancing fees, any interest adjustment (for withdrawals from the Fixed Account) and, if applicable, for premium taxes; (2) as charges against the assets of the Variable Account for the assumption of mortality and expense risks and administrative expenses; and
(3) as Contingent Deferred Sales Loads. In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. These fees and expenses are described in the Funds' prospectuses and in their statements of additional information. Contingent Deferred Sales Load
                  No deduction for sales charges is made from Purchase Payments (although premium tax may be deducted). However, a Contingent Deferred Sales Load of up to 6% of Purchase Payments made may be imposed on certain withdrawals or surrenders from the Account Value to partially cover certain expenses incurred by Transamerica relating to the sale of the Contract, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.
                  The Contingent Deferred Sales Load percentage varies according to the number of Contract Years between the Contract Year in which a Net Purchase Payment was credited to the Contract and the Contract Year in which the withdrawal is made. The amount of the Contingent Deferred Sales Load is determined by multiplying the amount withdrawn subject to the Contingent Deferred Sales Load by the Contingent Deferred Sales Load percentage in accordance with the following table. In no event shall the aggregate Contingent Deferred Sales Load assessed against the Contract exceed 6% of the aggregate Purchase Payments.

Number of                                            Contingent Deferred
Contract Years                                       Sales Load As a
Since Receipt of Each                                Percentage of
Purchase Payment                                     Purchase Payment
Less than one year                                                         6%
1 year but less than 2 years                                               6%
2 years but less than 3 years                                              5%
3 years but less than 4 years                                              5%
4 years but less than 5 years                                              4%
5 years but less than 6 years                                              4%
6 years but less than 7 years                                              2%
7 or more years                                             0%

                  The Owner may make withdrawals from the Account Value up to the "Allowed Amount" (described below) without incurring a Contingent Deferred Sales Load each Contract Year before the Annuity Date. During the first Contract Year, the Allowed Amount is equal to accumulation earnings not previously withdrawn.  For the  first  withdrawal,  and only  the  first  withdrawal,  in a
Contract Year after the first Contract Year, the available Allowed Amount is equal to the sum of: (a) all Purchase Payments not previously withdrawn and received at least seven Contract Years before the date of withdrawal; plus (b) the greater of (i) the accumulated earnings not previously withdrawn or (ii) 15% of Purchase Payments received at least one but less than seven complete Contract Years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such purchase payments. For withdrawals after the first withdrawal in a Contract Year after the first Contract Year, the available Allowed Amount is equal to the sum of: (a) all Purchase Payments, not previously withdrawn and received at least seven complete Contract Years before the date of withdrawal; plus (b) accumulated earnings not previously withdrawn. Withdrawals will always be made first from accumulated earnings, and then from Purchase Payments on a first in first out basis. Therefore, accumulation earnings could be withdrawn as part of the first withdrawal in a Contract Year and, therefore, not be available for withdrawals made later that Contract Year. If an Allowed Amount is not withdrawn during a Contract Year, it does not carry over to the next Contract Year. However, accumulated earnings, if any, in an Owner's Account Value are always available as the Allowed Amount. No withdrawals are allowed with regard to Purchase Payments made by a check which has not cleared. A withdrawal not subject to a Contingent Deferred Sales Load will generally receive an interest adjustment if made from a Guarantee Period before its expiration (see "Interest Adjustment" page 27 ).
                  Some Contract Owners may hold Contracts which, when originally issued, provided for an Allowed Amount which was equal to the sum of (1) all Purchase Payments, not previously withdrawn and held more then seven Contract Years plus (2) 10% of Purchase Payments held between one and seven Contract Years not reduced by any withdrawals made from such Purchase Payments. Under these Contracts, withdrawals were made first from Purchase Payments (on a first in first out basis) then from earnings. The Allowed Amount applicable to these Contract Owners will be determined by whichever formula provides them with the larger amount available, for full surrenders only, without a Contingent Deferred Sales Load.
         No Contingent Deferred Sales Load will be charged on the Allowed Amount if a Contract is surrendered and the Owner was eligible to withdraw the amount without charge but had not made such a withdrawal during the Contract Year in which the date of surrender occurs. In addition, no Contingent Deferred Sales Load is assessed: (a) upon annuitization after the first three Contract Years to an option involving life contingencies; (b) upon payment of the Death Benefit;
(c) upon transfers of Account Value among and between the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account; (d) under the Systematic Withdrawal Option; (e) or, in some circumstances, under the Automatic Payout Option. Any applicable Contingent Deferred Sales Load will be deducted from the amount requested for both partial withdrawals and full surrenders. The Contingent Deferred Sales Load and any premium tax applicable to a withdrawal from the Fixed Account will be deducted from the amount withdrawn after the interest adjustment, if any, is applied and before payment is made to the Owner.
                  The Contingent Deferred Sales Load arising from a withdrawal or surrender of the Contract will be waived if the Owner receives extended medical care in a licensed hospital or nursing care facility for a least 45 days (30 days for Contracts issued in Pennsylvania) during any continuous 60 day period beginning on or after the first Contract Anniversary and the request for the withdrawal or surrender, together with proof of such extended care, is received at the Service Center during the term of such care or within 90 days after the last day upon which the Owner received such extended care. This waiver of the Contingent Deferred Sales Load may not be available in all states and does not apply if the Owner is receiving extended medical care in a licensed hospital or nursing care facility at the time the Owner applied for the Contract or at the Contract Date.
                  Additionally, in some states, the Contingent Deferred Sales Load arising from a withdrawal or surrender of the Contract will be waived if the Owner is diagnosed, after the first Contract Year, with a terminal illness reasonably expected to result in death within twelve months. Proof of the terminal illness must be received by the Service Center at the time the withdrawal or surrender request is received. Administrative Charges
                  At the end of each Contract Year before the Annuity Date, Transamerica deducts an annual Account Fee as partial compensation for expenses relating to the issue and maintenance of the Contract, and the Variable Account. The annual Account Fee is equal to the lesser of $30 or 2% of the Account Value. The Account Fee may be changed upon 30 days advance written notice, but in no event may it exceed the lesser of $60 or 2% of the Account Value. Such increases in the Account Fee will apply only to future deductions after the effective date of the change. If the Contract is surrendered on other than the end of a Contract Year, the Account Fee will be deducted in full at the time of such surrender. The Account Fee will be deducted on a pro rata basis from each Sub-Account in which the Account is invested at the time of such deduction. If the entire Account is in the Fixed Amount, then the annual Account Fee will be deducted on a pro rata basis from all Guarantee Periods under the Fixed Account. The Account Fee for a Contract Year may be waived if the Account Value exceeds $50,000 on the last business day of that Contract Year or as of the date the Contract is surrendered. This waiver of the Account Fee may not be available in all states.
                  After the Annuity Date, an annual Annuity Fee of $30 will be deducted in equal amounts from each Variable Annuity Payment made during the year ($2.50 each month if monthly payments). This fee will not be changed. No Annuity Fee will be deducted from Fixed Annuity Payments.
                  Transamerica also makes a deduction (the Administrative Expense Charge) from the Variable Account at the end of each Valuation Period (both before and after the Annuity Date) at an effective current annual rate of 0.15% of assets held in each Sub-Account for those administrative expenses attributable to the Contract and the Variable Account which exceed the revenues received from the Account Fee, any Transfer Fees, and any fee imposed for Systematic Withdrawals. Transamerica has the ability to increase or decrease this charge, but the charge is guaranteed not to exceed 0.25%. Transamerica will provide 30 days written notice of any change in fees. The administrative charges do not bear any relationship to the actual administrative costs of a particular Contract. The Administrative Expense Charge is reflected in the Variable Accumulation or Variable Annuity Unit Values for each Sub-Account. Mortality and Expense Risk Charge
                  Transamerica imposes a charge called the Mortality and Expense Risk Charge to compensate it for bearing certain mortality and expense risks under the Contract. For assuming these risks, Transamerica makes a daily charge equal to .003403% corresponding to an effective annual rate of 1.25% of the value of the net assets in the Variable Account. This charge is imposed before the Annuity Date and if an Annuity Purchase Amount is applied to a Variable Payment Option, also after the Annuity Date. Transamerica guarantees that this charge of 1.25% will never increase.
                  The Mortality and Expense Risk Charge is reflected in the Variable Accumulation and Variable Annuity Unit Values for each Sub-Account.
                  Variable Accumulated Values and Variable Annuity Payments are not affected by changes in actual mortality experience incurred by Transamerica. The mortality risks assumed by Transamerica arise from its contractual obligations to make Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) and to pay death benefits prior to the Annuity Date. Thus Owners are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments under the Contract.
                  Transamerica also bears substantial risk in connection with the death benefit before the Annuity Date, since it will pay a death benefit that may exceed the Cash Surrender Value. In this way, Transamerica bears the risk of unfavorable experience in the Sub-Accounts.
                  The expense risk assumed by Transamerica is the risk that Transamerica's actual expenses in administering the Contracts and the Variable Account will exceed the amount recovered through the Administrative Expense Charge, Account Fees, Transfer Fees and any fees imposed for Systematic Withdrawals.
                  If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on Transamerica. Conversely, if this charge is more than sufficient, any excess will be profit to Transamerica. Currently, Transamerica expects a profit from this charge.
                  Transamerica anticipates that the Contingent Deferred Sales Load will not generate sufficient funds to pay the cost of distributing the Contracts. To the extent that the Contingent Deferred Sales Load is insufficient to cover the actual cost of Contract distribution, the deficiency will be met from Transamerica's general corporate assets which may include amounts, if any, derived from the Mortality and Expense Risk Charge. Premium Taxes
                  Transamerica may be required to pay premium or retaliatory taxes currently ranging from 0% to 3.5% in connection with Purchase Payments or values under the Contracts. Depending upon applicable state law, Transamerica may deduct the premium taxes which are payable with respect to a particular Contract from the Purchase Payments, from amounts withdrawn, or from amounts applied on the Annuity Date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same Purchase Payment, depending upon applicable state law.
                  In certain limited circumstances, a broker-dealer or other entity distributing the
Contracts may elect to pay to Transamerica an amount equal to the premium taxes that would otherwise be attributable to that entity's customers. In such cases, Transamerica will not impose a premium tax charge on those Contracts.
Transfer Fees
                  A $10 transfer fee is charged for each transfer in excess of eighteen in a Contract Year. Transamerica reserves the right to waive the transfer fee or vary the number of transfer without charge or not count transfers under certain options or services for purposes of the allowed number without charge.
                  Currently, no fee is charged for Automatic Asset Rebalancing. However, Transamerica reserves the right to impose a nominal fee.
Systematic Withdrawal Option
                  Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 for administrative expenses associated with processing systematic withdrawals.  This fee,  which is
currently  waived,  will be  deducted  from each  systematic  withdrawal in equal  installments  during a
Contract Year.
Taxes
                  Under present laws, Transamerica will incur state or local taxes (in addition to the premium taxes described above) in several states. No charges are currently made for taxes other than state premium taxes. However, Transamerica reserves the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that Transamerica determines to be attributable to the Contracts. Portfolio Expenses
                  The value of the assets in the Variable Account reflects the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description  of the  fees,
expenses, and deductions from the Portfolios are found in the Funds' prospectuses. (See "The Funds" page 22.)
Interest Adjustment
                  For a description of the interest adjustment applicable to early withdrawals and transfers from the Guarantee Periods of the Fixed Account, see "The Fixed Account" page 26.
Sales in Special Situations
         Transamerica may sell the Contracts in special situations that are expected to involve reduced expenses for Transamerica. These instances may include: 1) sales in certain group arrangements, such as employee savings plans;
2) sales to current or former officers, directors and employees (and their families) of Transamerica and its affiliates; 3) sales to officers, directors, and employees (and their families) of the Portfolios' investment advisers and their affiliates; and 4) sales to officers, directors, employees and sales agents (registered representatives) (and their families) of broker-dealers and other financial institutions that have sales agreements with Transamerica to sell the Contracts. In these situations, 1) the contingent deferred sales load may be reduced or waived, 2) the mortality and expense risk charge or administration charges may be reduced or waived; and/or 3) certain amounts may be credited to the Contract Account Value (for example, amounts related to commissions or sales compensation otherwise payable to a broker-dealer may be credited to the Contract Account Value. These reductions in fees or charges or credits to account value will not unfairly discriminate against any contract owner. These reductions in fees or charges or credits to account value are generally taxable and treated as Purchase Payments for purposes of income tax and any possible premium tax charge.

ANNUITY PAYMENTS

Annuity Date
                  Initially, the Annuity Date is selected by the Owner at the time the Initial Purchase Payment is made. Thereafter, the Annuity Date may be changed from time to time by the Owner by giving notice, in a form and manner acceptable to Transamerica, to the Service Center, provided that notice of each change is received by the Service Center at least thirty (30) days prior to the then-current Annuity Date. The Annuity Date must not be earlier than the third Contract Anniversary, except for certain Qualified Contracts. The latest Annuity Date which may be elected is the later of (a) the first day of the calendar month immediately preceding the month of the Annuitant's 85th birthday, or (b) the first day of the month coinciding with or next following the tenth Contract Anniversary. This Annuity Date extension to the tenth Contract Anniversary may not be available in all states.
                  The Annuity Date must be the first day of a calendar month. The first Annuity Payment will be made on the first day of the month immediately following the Annuity Date.

Annuity Payment
                  The Annuity Date is the date that the Annuity Purchase Amount is applied to provide the Annuity Payments under the Contract under the selected Annuity Form and Payment Option, unless the entire Account Value has been withdrawn or the death benefit has been paid to the Beneficiary prior to that date. The Annuity Purchase Amount is the Account Value, less any interest adjustment, less any applicable Contingent Deferred Sales Load and less any applicable premium taxes. Any Contingent Deferred Sales Load will be waived if values are applied to an Annuity Form involving life contingencies on or after the third Contract Anniversary.
                  If the amount of the monthly Annuity Payment from any of the Payment Options selected by the Owner would result in a monthly annuity payment of less than $150, or if the Annuity Purchase Amount is less than $5,000, Transamerica reserves the right to offer a less frequent mode of payment or pay the Cash Surrender Value in a cash payment. Monthly Annuity Payments from the Variable Annuity Payment Option will further be subject to a minimum monthly annuity of $75 from each Sub-Account of the Variable Account from which such payments are made.
                  The Owner may choose from the Annuity Forms below. Transamerica may consent to other plans of payment before the Annuity Date. For Annuity Forms involving life income, the actual age and/or sex of the Annuitant, or a Joint or Contingent Annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain Qualified Contracts. Transamerica reserves the right to ask for satisfactory proof of the Annuitant's (or Joint or Contingent Annuitant's) age. Transamerica may delay Annuity Payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment shall be greater for older Annuitants than for younger Annuitants.
                  The Owner may choose from the two Annuity Payment Options described below. The Annuity Date and Annuity Forms available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.
                  A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, Transamerica has not received a proper written election not to have federal income taxes withheld, Transamerica must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Federal income tax withholding is mandatory for certain distributions from Section 401 retirement plans and 403(b) annuities. State income tax withholding may also apply. (See "Federal Tax Matters" page 43.) Election of Annuity Forms and Payment Options
                  The Annuity Form and Payment Option for each Contract is set as a 120 month period certain and life Annuity Form, under the Variable Payment Option.
                  Before the Annuity Date, and while the Annuitant is living, the Owner may, by Written Request, change the Annuity Form or Annuity Payment Option or may request payment of the Cash Surrender Value for the Contract. The request for change of the Annuity Date or Annuity Payment Option must be received by the Service Center at least 30 days prior to the Annuity Date.
                  In the event that an Annuity Form and Payment Option is not selected at least 30 days before the  Annuity  Date,  Transamerica  will make  Variable  Annuity
Payments  in  accordance  with the
120 month period certain and life Annuity Form and the applicable provisions of the Contract.
Annuity Payment Options
                  The Annuity Forms may be paid under Fixed or Variable Annuity Payment Options. Under the Fixed Annuity Payment Option, the amount of each payment will be determined on the Annuity Date and will not subsequently be affected by the investment performance of the Sub-Accounts. Under the Variable Annuity Payment Option, the Annuity Payments, after the first Annuity Payment, will reflect the investment experience of the Sub-Account or Sub-Accounts chosen by the Owner.
                  Owners may elect a Fixed Annuity, a Variable Annuity, or a combination of both (in 25% increments of the Annuity Purchase Amount). If the Owner elects a combination, he or she must specify what part of the Annuity Purchase Amount is to be applied to the Fixed and Variable Payment Options. Unless specified otherwise, the applied Annuity Purchase Amount will be used to provide a Variable Annuity. In this event, the initial allocation of Variable Annuity Units to the Variable Sub-Accounts will be in the proportion of the Account Value to the value in the Sub-Accounts on the Annuity Date. Fixed Annuity Payment Option
                  A Fixed Annuity provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Form elected. If a Fixed Annuity is selected, the portion of the Annuity Purchase Amount used to provide the Fixed Annuity will be transferred to the general account assets of
Transamerica, and the amount of Annuity Payments will be established by the fixed annuity provisions selected and the age and sex (if sex-distinct rates are allowed by law) of the Annuitant and will not reflect investment experience after the Annuity Date. The Fixed Annuity Payment amounts are determined by applying the Annuity Purchase Rate specified in the Contract to the portion of the Annuity Purchase Amount applied to the Fixed Annuity Option by the Owner. Payments may vary after the death of the Annuitant under some Annuity Options; the amounts of these variances are fixed on the Annuity Date. Variable Annuity Payment Option
                  A Variable Annuity provides for payments that vary in dollar amount, based on the investment performance of the selected Sub-Account(s) of the Variable Account. The Variable Annuity Purchase Rate Tables in the Contract reflect an assumed annual interest rate of 4%, so if the actual net investment performance of the Sub-Account(s) is less than this rate, then the dollar amount of the actual Annuity Payments will decrease. If the actual net investment performance of the Sub-Account(s) is higher than this rate, then the dollar amount of the actual Annuity Payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual Annuity Payments will remain constant.
                  Variable Annuity Payments will be based on the Sub-Accounts selected by the Owner, and on the allocations among the Sub-Accounts.
                  For further details as to the determination of Variable Annuity Payments, see the
Statement of Additional Information.
Annuity Forms
                  The Owner may choose any of the Annuity Forms described below. Subject to approval by Transamerica, the Owner may select any other Annuity Forms then being offered by Transamerica.
                  (1) Life Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments end with the payment due just before the Annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the Annuitant dies before the second payment is due; only two payments will be made if the Annuitant dies before the third payment is due, and so forth.
                  (2) Life and Contingent Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments will continue for as long as the Annuitant lives. After the Annuitant dies, payments will be made to the Contingent Annuitant, if living, for as long as the Contingent Annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the Contingent Annuitant. There is no death benefit after both die. If the Contingent Annuitant does not survive the Annuitant, payments will end with the payment due just before the death of the Annuitant. It is possible that only one payment or very few payments will be made under this form, if the Annuitant and Contingent Annuitant die shortly after payments begin.
                  The written request for this form must: (a) name the Contingent Annuitant; and (b) state the percentage of payments for the
Contingent Annuitant. Once Annuity Payments start under this Annuity Form, the person named as Contingent Annuitant for purposes of being the measuring life, may not be changed. Transamerica will require proof of age for the Annuitant and for the Contingent Annuitant before payments start.
                  (3) Life Annuity With Period Certain. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments will be made for the longer of: (a) the Annuitant's life; or (b) the period certain. The period certain may be 120 or 180 or
240 months, but in no event may it exceed the life expectancy of the Annuitant.
                  If the Annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the Annuitant's death. No benefit will then be payable to the Annuitant's Beneficiary.
                  If the Annuitant dies during the period certain, the rest of the period certain payments will be made to the Annuitant's Beneficiary, unless the Owner provides otherwise. The Owner may elect to have the commuted value of these payments paid in a single sum. Transamerica will determine the commuted value by discounting the rest of the payments at the then current rate of interest used for commuted values.
                  If the Owner does not elect to have the commuted value paid in a single sum after the Annuitant's death, the Owner may designate a Payee to receive any remaining payments payable if the Annuitant's Beneficiary dies before all of the payments under the period certain have been made. If the Annuitant's Beneficiary dies before receiving all of the remaining period certain payments and a designated Payee does not survive the Annuitant's Beneficiary for at least 30 days, then the remaining payments will be paid to the Owner, if living, otherwise in a single sum to the Owner's estate.
         The written request for this form must: (a) state the length of the period certain; and
(b) name the Annuitant's Beneficiary.
                  (4) Joint and Survivor Annuity. Payments will be made, starting on the first day of the month immediately following the Annuity Date, if and for as long as the Annuitant and Joint Annuitant are living. After the Annuitant or Joint Annuitant dies, payments will continue as long as the survivor lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the Annuitant and Joint Annuitant both die shortly after payments begin.
         The written request for this form must: (a) name the Joint Annuitant; and (b) state the percentage of continued payments for the survivor. Once payments start under this Annuity Form, the person named as Joint Annuitant, for the purpose of being the measuring life, may not be changed. Transamerica will need proof of age for the Joint Annuitant before payments start.
                  (5) Other Forms of Payment. Benefits can be provided under any other Annuity Form not described in this section subject to Transamerica's agreement and any applicable state or federal law or regulation. Requests for any other Annuity Form must be made in writing to the Service Center at least 30 days before the Annuity Date.
                  Once payments start under the Annuity Form and Payment Option selected by the Owner: (a) no changes can be made in the Annuity Form and Payment Option; (b) no additional Purchase Payment will be accepted under the Contract; and (c) no further withdrawals will be allowed.
                  The Owner may, at any time after the Annuity Date by written notice to us at our
Service Center, change the Payee of annuity benefits being provided under the Contract. The effective date of change in Payee will be the later of: (a) the date we receive the
 Written  Request  for such
change; or (b) the date specified by the Owner. If the Contract is issued as a Qualified Contract, the
Owner may not change the Payee on or after the Annuity Date.
Alternate Fixed Annuity Rates
                  The amount of any Fixed Annuity Payments will be determined on the Annuity Date by using either the guaranteed fixed annuity rates or Transamerica's current single premium fixed annuity rates at the time, whichever would result in a higher amount of monthly Fixed Annuity Payments.

QUALIFIED CONTRACTS
                  The Contracts may be used to fund rollover IRAs or rollover Roth IRAs and, with Transamerica's prior permission, to fund contributory IRAs and contributory Roth IRAs, for use in connection with Sections 408 and 408A of the Code. A rollover IRA is one whose initial Purchase Payment is from the rollover or transfer of certain kinds of distributions from a non-Roth IRA, qualified plans, or Section 403(b) tax sheltered annuities, following the rules set out in the Code to maintain favorable tax treatment of the rollover IRA. A rollover Roth IRA is one whose initial Purchase Payment is from the rollover, transfer or conversion from a non-Roth IRA or Roth IRA. A contributory IRA or contributory Roth IRA are those whose initial and subsequent Purchase Payments are subject to limitations imposed by the Code.
                  With Transamerica's prior permission, the Contracts may also be used for various types of qualified pension and profit sharing plans under
Section 401 of the Code, which permits corporate employers to establish various types of retirement plans for employees, and as Section 403(b) annuities. Currently, additional Purchase Payments after the initial Purchase Payment may not be made to Contracts used as Section 401(a) or Section 403(b) annuities.
                  The tax rules applicable to distribution from qualified retirement plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not satisfy specified requirements and certain other transactions with respect to qualified plans. Purchasers of the contracts for use in qualified plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs. Transamerica reserves the right to decline to sell the Contract to certain qualified plans or terminate the contract if in Transamerica's judgment the Contract is not appropriate for the plan. If a Contract is purchased to fund an IRA or Roth IRA, the Annuitant must also be the Owner. In addition, under current tax law, minimum distributions are required from certain Qualified Contracts. See "Federal Tax Matters", page 43. The Owner should consult his/her tax adviser concerning these matters. Automatic Payout Option ("APO")
         Prior to the Annuity Date, for Qualified Contracts other than Roth IRAs, the Owner may elect the Automatic Payout Option ("APO") to satisfy minimum distribution requirements under Sections 401(a)(9), 403(b), and 408(b)(3) of the Code with regard to this Contract. See "Federal Tax Matters", page 43. For IRAs and SEP/IRAs this may be elected no earlier than six months prior to the calendar year in which the Owner attains age 70 1/2, but payments may not begin earlier than January of such calendar year. For other Qualified Contracts, APO can be elected no earlier than six months prior to the later of when the Owner
(a) attains age 70 1/2; and (b) retires from employment. Additionally, APO withdrawals may not begin before the later of (a) 30 days after the Contract Date or (b) the end of the Free Look Period. APO may be elected in any calendar month, but no later than the month in which the Owner attains age 84. APO withdrawals will not be made from the Fixed Account.
                  APO withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Owner. If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Withdrawals cannot be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.
         Payments will be made annually, and will continue unless terminated by the Owner or automatically terminated by Transamerica as set forth in the Contract. Once terminated, APO may not be elected again.
                  If only APO withdrawals are made, no Contingent Deferred Sales Load will apply, regardless of the "Allowed Amount" (described on page 34). However, if a partial withdrawal is taken, that partial withdrawal and any subsequent withdrawals that Contract Year will be subject to a CDSL to the extent they exceed the "Allowed Amount." (See "Contingent Deferred Sales Load" page 36.)
                  To be eligible for this option, the following conditions must be met: (1) the Account Value must be at least $12,000 at the time of election; and (2) the annual withdrawal amount is the larger of the required minimum distribution under Code Sections 401(a)(9) or 408(b)(3) or $500.
                  APO allows the required minimum distribution to be paid from the Sub-Account(s) of the Variable Account. If there are insufficient funds in the Variable Account to make a withdrawal, or for other reasons as set forth in the Contract, this option will terminate. In which case, if there are amounts in a Contract's Account Value remaining in the Fixed Account, the minimum distribution requirements with regard to the Account Value may not be met. If amounts are transferred to Sub-Accounts from a Guaranteed Period before its Expiration Date, an interest adjustment will be made to such amounts.
                  If you have more than one qualified plan subject to the Code's minimum distribution requirements, you must consider all such plans in the calculation of your minimum distribution requirement, but Transamerica will make calculations and distribution with regard to this Contract only. Restrictions Under Section 403(b) Programs
                  Certain restrictions apply to annuity contracts used in connection with Internal Revenue Code Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and
(iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL TAX MATTERS

Introduction
                  The following discussion is a general description of federal tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
                  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for special tax treatment ("Qualified Contract"). Qualified Contracts are designed for use in connection with plans entitled to special income tax treatment under Sections 401, 403(b), 408 and 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified retirement plan and receiving distributions from a Qualified Contract in order to continue receiving special tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
                  The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.  The Statement of Additional
 Information  discusses the
requirements for qualifying as an annuity.
Purchase Payments
                  At the time the Initial Purchase Payment is paid, a prospective purchaser must specify whether he or she is purchasing a
Non-Qualified Contract or a Qualified Contract. If the Initial Premium is derived from an exchange or surrender of another annuity contract, Transamerica may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. Transamerica will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum Initial Purchase Payment stated above. Additional Purchase Payments under a Contract must qualify for the same federal income tax treatment as the Initial Purchase Payment under the Contract; Transamerica will not accept an additional Purchase Payment under a Contract if the federal income tax treatment of such Purchase Payment would be different from that of the Initial Purchase Payment.

Taxation of Annuities
         In General
                  Section 72 of the Code governs taxation of annuities in general. Transamerica believes that the Owner who is a natural person generally is not taxed on increases in the value of an Account until distribution occurs by withdrawing all or part of the Account Value (e.g., withdrawals or Annuity Payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (and in the case of a Qualified Contract, any portion of an interest in the plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.
                  The Owner of any Non-Qualified Contract who is not a natural person generally must include in income any increase in the excess of the Account Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.
                  The following discussion generally applies to Contracts owned by natural persons.
         Withdrawals
                  In the case of a withdrawal under a Qualified Contract, including withdrawals under the Systematic Withdrawal Option or the Automatic Payout Option, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. For a Qualified Contract, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.
                  With respect to Non-Qualified Contracts, partial withdrawals, including withdrawals under the Systematic Withdrawal Option, are generally treated as taxable income to the extent that the Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The "investment in the contract" is generally equal to the amount of non-deductible Purchase Payments made. If a partial withdrawal from the Fixed Account is subject to an interest adjustment, the Account Value immediately before the withdrawal will not be altered to take into account the interest adjustment. As a result, for purposes of determining the taxable portion of the partial withdrawal, the Account Value will be treated as including the amount deducted from the Fixed Account due to the interest adjustment. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."
         Annuity Payments
                  Although the tax consequences may vary depending on the Annuity Payment elected under the Contract, in general, only the portion of the Annuity Payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable. For Variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For Fixed Annuity Payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount. Withholding
         The Code requires Transamerica to withhold federal income tax from distributions under the Contracts. However, except for distributions from certain Qualified Contracts, an Owner will be entitled to elect, in writing, not to have tax withheld. Withholding applies to the portion of a distribution which is includible in income and subject to federal income tax, where the taxable amount is at least $200. Some states also require withholding for state income taxes.
         The withholding varies according to the type of distribution and the Owner's tax status. "Eligible rollover distributions" from Section 401(a) plans and Section 403(b) tax sheltered annuities are subject to mandatory federal income tax withholding at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except for certain distributions, such as minimum required distributions or settlement option payments made in a specified form. The 20% mandatory withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or to an IRA (other than a Roth IRA).
         The federal income tax withholding rate for a distribution that is not an "eligible rollover distribution" is 10% of the taxable amount of the distribution.
Penalty Tax
                  In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Owner attains age 59 1/2; (2) made as a result of death or disability of the Owner; or (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Owner and a Joint Owner. Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.
         Taxation of Death Benefit Proceeds
                  Amounts may be distributed from the Contract because of the death of an Owner or Annuitant. Generally such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the investment in the Contract remains the amount of any Purchase Payments paid which are not excluded from gross income. Other rules relating to distributions at death apply to Qualified Contracts. You should consult your legal counsel and tax adviser regarding these rules and their impact on Qualified Contracts.
         Required Distributions upon Owner's Death
                  Notwithstanding any provision of the Contract or this prospectus to the contrary, no payment of benefits provided under the Contract will be allowed that does not satisfy the requirements of Section 72(s) of the Code. If the Owner dies before the Annuity Date, the Death Benefit payable to the Owner's Beneficiary will be distributed as follows:
                  (a) the Death Benefit must be completely distributed within five years of the Owner's date of death; or (b) the Owner's Beneficiary may elect, within the one year period after the Owner's date of death, to receive the Death Benefit in the form of an annuity from us, provided that: (1) such annuity is distributed in substantially equal installments over the life of such Owner's Beneficiary or over a period not extending beyond the life expectancy of such Owner's Beneficiary; and
                  (2) such distributions begin not later than one year after the Owner's date of death. Notwithstanding (a) and (b) above, if the sole Owner's Beneficiary is the deceased
Owner's surviving spouse, then such spouse may elect, within the one year period after the Owner's date of death, to continue the contract under the same terms as before the Owner's death. Upon receipt of such election from the spouse, in a form and manner acceptable to us, at our Service Center: (1) all rights of the spouse as Owner's Beneficiary under the contract in effect prior to such election will cease; (2) the spouse will become the Owner of the contract and will also be treated as the Contingent Annuitant, if none has been named and only if the deceased Owner was the Annuitant; and (3) all rights and privileges granted by the Contract or allowed by Transamerica will belong to the spouse as Owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a Purchase Payment to the Contract or fails to make a timely election as described in this paragraph.
                  If the Owner's Beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the Annuitant and/or Contingent Annuitant are alive at the time of the Owner's death. If the nonspouse Owner's Beneficiary is not an individual, then only a cash payment will be paid.
                  If no election is received by us from a nonspouse Owner's Beneficiary within the one year period after the Owner's date of death, then we will pay the Death Benefit to the Owner's Beneficiary in a cash payment. The Death Benefit will be determined as of the date we make the cash payment. Such cash payment will be in full settlement of all our liability under the contract.
                  If Annuitant Dies After Annuity Starts - If the Annuitant dies after the annuity starts, any benefit payable will be distributed at least as rapidly as under the Annuity Form then in effect.
                  If Owner Dies After Annuity Starts - If the Owner dies after the annuity starts, any benefit payable will continue to be distributed at least as rapidly as under the Annuity Form then in effect. All of the Owner's rights granted under the contract or allowed by us will pass to the Owner's Beneficiary.
                  Joint Ownership - For purposes of this section, if the contract has Joint Owners we will consider the date of death of the first Joint Owner as the death of the Owner and the surviving Joint Owner will become the Owner of the Contract.
         Transfers, Assignments, or Exchanges of the Contract
                  A transfer of ownership of a Non-Qualified Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such designation, transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Qualified Contracts cannot be transferred or assigned, except as permitted by the Code or the Employee Retirement Income Security Act of 1974 (ERISA).
         Multiple Contracts
                  All deferred non-qualified annuity contracts that are issued by Transamerica (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. Qualified Contracts
         In General
                  The Qualified Contract is designed for use as rollover IRAs and rollover Roth IRAs. With Transamerica's prior permission, the Contract may also be used as a contributory IRA, as a contributory Roth IRA, as a Section 403(b) annuity, and for use in pension and profit sharing plans qualified under
Section 401(a). The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. We make no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Owners are responsible for determining that contributions, distributions and other transactions with respect to the
Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract.
         For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form and manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.
         Qualified Pension and Profit Sharing Plans
                  Section 401(a) of the Code permits employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract in order to provide retirement savings under the plans. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," also permits self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefits payments. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs. The Contract is designed to invest retirement savings and not to distribute retirement benefits.
        Individual Retirement Annuities, Simplified Employee Plans and Roth IRAs
         The Contracts are designed for use with rollover IRAs and contributory IRAs. A contributory IRA is a Contract in which initial and subsequent Purchase Payments are subject to limitations imposed by the Code. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as an "IRA"). Also, distributions from certain other qualified plans may be "rolled over" or transferred on a tax-deferred basis into an IRA.
         Earnings in an IRA are not taxed until distributed. IRA contributions are limited each year to the lesser of $2,000 or 100% of the Owner's compensation (including earned income as defined in Code Section 401(c)(2)) and may be deductible in whole or in part depending on the individual's adjusted gross income and whether or not the individual is considered an active participant in a qualified plan. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" or transferred on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 are subject to a 10% penalty tax, unless certain exceptions apply. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.
         Eligible employers that meet specified criteria under Code Section 408(k) could establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer. SEP-IRAs are subject to certain Code requirements regarding participation and amounts of contributions.
         The Contracts may also be used with rollover Roth IRAs and contributory Roth IRAs. A contributory Roth IRA is a contract to which initial and subsequent Purchase Payments are subject to limitations imposed by the Code. Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA on a non-deductible basis. In addition, distributions from a Section 408 IRA may be converted to a Roth IRA. A Section 408 IRA is an IRA described in Sections 408(a) or 408(b), other than a Roth IRA. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA. Purchasers should seek competent advice as to the suitability of the contract for use with Roth IRAs.
                  The sale of a Contract for use with an IRA, SEP-IRA or Roth IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of these Contracts will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA, SEP-IRA or Roth IRA or their purchase.
         Tax Sheltered Annuities
                  Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to Social Security and Medicare (FICA) taxes.
         Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.
         Pre-1989 contributions and earnings through December 31, 1989 are not subject to the restrictions described above. However, funds transferred to a Qualified Contract from a Section 403(b)(7) custodial account will be subject to the restrictions.
         Restrictions under Qualified Contracts
         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.  A Qualified  Contract  will be amended as  necessary  to conform to the  requirements  of the
Code.
Possible Changes in Taxation
         Legislation has been proposed in 1998 that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the Contracts could be changed by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract. Other Tax Consequences
                  As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect Transamerica's understanding of current law and the law may change. Federal estate and gift tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information. DISTRIBUTION OF THE CONTRACT

                  Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter of the Contracts. TSSC may also serve as an underwriter and distributor of other contracts issued through the Variable Account and certain other separate accounts of Transamerica and affiliates of Transamerica. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of the Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Its principal offices are located at 1150 South Olive Street, Los Angeles, California 90015.
Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.
                  TSSC has entered into sales agreements with other broker/dealers to solicit applications for the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the Contracts may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.
                  Under the agreements, Contracts will be sold by broker/dealers which will generally receive compensation of up to 6.25% of any Initial and additional Purchase Payments made (although higher amounts may be paid in certain circumstances). Additional amounts may be paid in certain circumstances (such as upon certain annuitizations, when an additional commission of 2.5% of the Account Value annuitized may be paid). Additional amounts, including asset based trail commissions, may be paid in some situations.
                  Transamerica Financial Resources, Inc. ("TFR") also is an underwriter and distributor of the Contracts.  TFR is a wholly-owned  subsidiary of Transamerica  Insurance
  Corporation of California
and is registered with the Commission and the NASD as a broker/dealer.
PREPARING FOR YEAR 2000
                  As a result of computer systems that may recognize a date of 12/31/00 as the year 1900 rather than the year 2000, disruptions of business activities may occur with the year 2000. In response, Transamerica established in 1997 a "Y2K" committee to address this issue. With regard to the systems and software which administer and affect the contracts, Transamerica has determined that is own internal systems will be Year 2000 compliant. Additionally,
Transamerica requests any third party vendor which supplies software or administrative services to Transamerica in connection with the administration of the contracts, to certify that the software or services will be Year 2000 compliant. In determining the variable accumulation unit values for each variable sub-account, Transamerica is reliant upon information received from the portfolios and is confirming that Year 2000 issues will not interfere with this flow of information. As of the date of this prospectus, it is not anticipated that contract owners will experience negative affects on their investment, or on the services received in connection with their contracts, as a result of Year 2000 issues. However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000. LEGAL PROCEEDINGS
                  There is no pending material legal proceeding affecting the Variable Account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets or to the Variable Account.
LEGAL MATTERS
                  Advice  regarding  certain  legal  matters   concerning  the
 federal   securities  laws
applicable to the issue and sale of the Contract has been provided by Sutherland, Asbill & Brennan, LLP.
The  organization  of  Transamerica,  its  authority to issue the Contract and the validity of the form of
the Contract have been passed upon by James W. Dederer, Executive Vice President, Secretary and General
Counsel of Transamerica.
ACCOUNTANTS
                  The consolidated financial statements of Transamerica at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements for the Variable Account at December 31, 1997, and for each of the two years in the period then ended, appearing in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
VOTING RIGHTS
                  To the extent required by applicable law, all Portfolio shares held in the Variable Account will be voted by Transamerica at regular and special shareholder meetings of the respective Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all Portfolio shares in its own right, Transamerica may elect to do so.
                  The person with the voting interest is the Owner. The number of votes which are available to an Owner will be calculated separately for each Sub-Account of the Variable Account. Before the Annuity Date, that number will be determined by applying his or her percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. The Owner holds a voting interest in each Sub-Account to which the Account Value is allocated. After the Annuity Date, the number of votes decreases as Annuity Payments are made and as the reserves for the Contract decrease.
                  The number of votes of a Portfolio will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Funds.
                  Shares as to which no timely instructions are received and shares held by Transamerica as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
                  Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.
                  It should be noted that the Funds are not required, and do not intend, to hold annual or other regular meetings of shareholders.
AVAILABLE INFORMATION
                  Transamerica has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission under the 1933 Act relating to the Contract offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.

STATEMENT OF ADDITIONAL INFORMATION
         A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

TABLE OF CONTENTS


                                                                   Page
THE CONTRACT.......................................................3
DOLLAR COST AVERAGING..............................................3
NET INVESTMENT FACTOR..............................................3
ANNUITY PERIOD.....................................................3
         Variable Annuity Units and Payments.......................3
         Variable Annuity Unit Value...............................4
         Transfers After the Annuity Date..........................4
GENERAL PROVISIONS.................................................4
         IRS Required Distributions................................4
         Non-Participating.........................................4
         Misstatement of Age or Sex................................4
         Proof of Existence and Age................................4
         Assignment................................................4
         Annuity Data..............................................5
         Annual Report.............................................5
         Incontestability..........................................5
         Ownership.................................................5
         Entire Contract...........................................5
         Changes in the Contract...................................5
         Protection of Benefits....................................5
         Delay of Payments.........................................5
         Notices and Directions....................................6
CALCULATION OF YIELDS AND TOTAL RETURNS............................6
         Money Market Sub-Account Yield Calculation................6
         Other Sub-Account Yield Calculations......................7
         Standard Total Return Calculations........................7
         Hypothetical Performance Data.............................8
         Other Performance Data....................................8
HISTORIC PERFORMANCE DATA..........................................8
         General Limitations.......................................8
         Sub-Account Performance Data..............................9
         Hypothetical Sub-Account Performance Figures..............9
FEDERAL TAX MATTERS...............................................11
         Taxation of Transamerica.................................11
         Tax Status of the Contract...............................11
DISTRIBUTION OF THE CONTRACT......................................12
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS............................13
TRANSAMERICA......................................................13
         General Information and History..........................13
STATE REGULATION..................................................13
RECORDS AND REPORTS...............................................13
FINANCIAL STATEMENTS..............................................13
APPENDIX..........................................................14
            Annuity Transfer Formula..............................14

Appendix A


Example of Variable Accumulation Unit Value Calculations
         Suppose the net asset value per share of a Portfolio at the end of the current Valuation Period is $20.15; at the end of the immediately preceding Valuation Period it was $20.10; the Valuation Period is one day; and no dividends or distributions caused the Portfolio to go "ex-dividend" during the current Valuation Period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for Mortality and Expense Risk Charge and the Administrative Expense Charge of .003814% (the daily equivalent of the current charge of 1.40% on an annual basis) gives a Net Investment Factor of 1.002449. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had  been  15.500000,  the  value  for the  current  Valuation  Period  would be
15.537966 (15.5 x 1.002449).
Example of Variable Annuity Unit Value Calculations
         Suppose the circumstances of the first example exist, and the value of a Variable Annuity Unit for the immediately preceding Valuation Period had been
13.500000. If the first Variable Annuity Payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Variable Annuity Unit for the current Valuation Period would be 13.531613 (13.5 x 1.002449 (the Net Investment Factor) x 0.999893). 0.999893 is the
factor, for a one day Valuation Period, that neutralizes the assumed rate of four percent (4%) per year used to establish the Variable Annuity Rates found in the Contract. Example of Variable Annuity Payment Calculations
         Suppose that the Account is currently credited with 3,200.000000 Variable Accumulation Units of a particular Sub-Account.
         Also suppose that the Variable Accumulation Unit Value and the Variable Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the first day of the month is 15.500000 and 13.500000 respectively, and that the Variable Annuity Rate for the age and option elected is $5.73 per $1,000. Then the first Variable Annuity Payment would be:

         3.200 x 15.5 x 5.73 divided by 1,000 = $284.21,
         and the number of Variable Annuity Units credited for future payments would be:
         284.21 divided by 13.5 = 21.052444.

         For the second monthly payment, suppose that the Variable Annuity Unit Value on the 10th day of the second month is 13.565712. Then the second Variable Annuity Payment would be $285.59 (21.052444 x 13.565712).

                                               "BACK COVER"































                                   Issued by:

                             Transamerica Occidental
                             Life Insurance Company
            (Certificate Form GNC-33, Individual Contract Form 1-502)

                                1150 South Olive
                              Los Angeles, CA 90015

                     STATEMENT OF ADDITIONAL INFORMATION FOR
                      DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE
                                VARIABLE ANNUITY

                                    Issued By
                 Transamerica Occidental Life Insurance Company

         The Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Dreyfus/Transamerica Triple Advantage Variable Annuity (Contract) issued by Transamerica Occidental Life Insurance Company. The Owner may obtain a copy of the Prospectus dated May 1, 1998, as supplemented from time to time, by writing to Transamerica Occidental Life Insurance Company, Annuity Service Center, at P.O. Box 31848 Charlotte, North Carolina 28231 or calling 800-258-4260. Terms used in the current Prospectus for the Contract are incorporated in this Statement.
         The Contract will be issued as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. The term "Contract" as used herein refers to both the individual contract and the certificates issued under the group contract.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                                Dated May 1, 1998

TABLE OF CONTENTS


                                                                      Page
THE CONTRACT....................................................3
DOLLAR COST AVERAGING...........................................3
NET INVESTMENT FACTOR...........................................3
ANNUITY PERIOD..................................................3
         Variable Annuity Units and Payments....................3
         Variable Annuity Unit Value............................4
         Transfers After the Annuity Date.......................4
GENERAL PROVISIONS..............................................4
         IRS Required Distributions.............................4
         Non-Participating......................................4
         Misstatement of Age or Sex.............................4
         Proof of Existence and Age.............................4
         Assignment.............................................4
         Annuity Data...........................................5
         Annual Report..........................................5
         Incontestability.......................................5
         Ownership..............................................5
         Entire Contract........................................5
         Changes in the Contract................................5
         Protection of Benefits.................................5
         Delay of Payments......................................5
         Notices and Directions.................................6
CALCULATION OF YIELDS AND TOTAL RETURNS.........................6
         Money Market Sub-Account Yield Calculation.............6
         Other Sub-Account Yield Calculations...................7
         Standard Total Return Calculations.....................7
         Hypothetical Performance Data..........................8
         Other Performance Data.................................8
HISTORIC PERFORMANCE DATA.......................................8
         General Limitations....................................8
         Sub-Account Performance Data...........................9
         Hypothetical Sub-Account Performance Figures...........9
FEDERAL TAX MATTERS............................................11
         Taxation of Transamerica..............................11
         Tax Status of the Contract............................11
DISTRIBUTION OF THE CONTRACT...................................12
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS.........................13
TRANSAMERICA...................................................13
         General Information and History.......................13
STATE REGULATION...............................................13
RECORDS AND REPORTS............................................13
FINANCIAL STATEMENTS...........................................13
APPENDIX.......................................................14
            Annuity Transfer Formula...........................14

THE CONTRACT
           As a supplement to the description in the Prospectus, the following provides additional information about the Contract which may be of interest to some Owners.

DOLLAR COST AVERAGING
         We reserve the right to send written notification to the Owner as to the options available if termination of Dollar Cost Averaging, either by the Owner or by Transamerica, results in the value of the receiving Sub-Account(s) to which monthly transfers were made to be less than $500. The Owner will have 10 days from the date our notice is mailed to:
         (a) transfer the value of the Sub-Account(s) to another Sub-Account with a value equal to or greater than $500; or (b) transfer funds from another Sub-Account into the receiving Sub-Account(s) to bring the value of that Sub-Account to at least $500; or (c) submit an additional Purchase Payment to make the value of the Sub-Account equal to or greater than $500; or (d) transfer the entire value of the receiving Sub-Account(s) back into the Source Account from which the automatic transfers were made. If no election, in a form and manner acceptable to Transamerica, is made by the Owner prior to the end of the 10 day period, we reserve the right to transfer the value of the receiving Sub-Account(s) back into the Source Account from which the automatic transfers were made. Transfers made as a result of (a), (b), or (d) above will not be counted for purposes of the eighteen free transfers per Contract Year limitation.

NET INVESTMENT FACTOR
         For any Sub-Account of the Variable Account, the Net Investment Factor for a Valuation Period, before the Annuity Date, is (a) divided by (b), minus
(c) minus (d).
         Where (a) is
             The net asset value per share held in the Sub-Account, as of the end of the Valuation Period,
         plus or minus
             The per-share amount of any dividend or capital gain distributions if the "ex-dividend" date occurs in the Valuation Period, plus or minus
             A per-share charge or credit as Transamerica may determine, as of the end of the Valuation Period, for taxes. Where (b) is
             The net asset value per share held in the Sub-Account as of the end of the last prior Valuation
         Period.
         Where (c) is
             The daily charge of 0.003403% (1.25% annually) for the Mortality and Expense Risk Charge under the Contract times the number of calendar days in the current Valuation Period. Where (d) is
             The daily Administrative Expense Charge, currently 0.000411% (0.15% annually) times the number of calendar days in the current Valuation
         Period. This charge may be increased, but will not exceed 0.000684% (0.25% annually). A Valuation Day is defined as any day that the New York Stock Exchange is open.

ANNUITY PERIOD
         The Variable Annuity Options provide for payments that fluctuate or vary in dollar amount, based on the investment performance of the elected Variable Account Sub-Account(s).

Variable Annuity Units and Payments
         For the first monthly payment, the number of Variable Annuity Units credited in each Sub-Account will be determined by dividing (a) the product of the portion of the value to be applied to the Sub-Account and the Variable Annuity Purchase Rate specified in the Contract by (b) the value of one Variable Annuity Unit in that Sub-Account on the Annuity Date.
         The amount of each subsequent Variable Annuity Payment equals the product of the number of Variable Annuity Units in each Sub-Account and the Sub-Account's Variable Annuity Unit Value as of the tenth day of the month before the payment due date. The amount of each payment may vary as may the date of determination.

Variable Annuity Unit Value
         The value of a Variable Annuity Unit in a Sub-Account on any Valuation Day is determined as described below.
         The Net Investment Factor for the Valuation Period (for the appropriate Annuity Payment frequency) just ended is multiplied by the value of the Variable Annuity Unit for the Sub-Account on the preceding Valuation Day. The Net Investment Factor after the Annuity Date is calculated in the same manner as before the Annuity Date and then multiplied by an interest factor. The interest factor equals (.999893)n where n is the number of days since the preceding Valuation Day. This compensates for the 4% interest assumption built into the Variable Annuity Purchase Rates.

Transfers After the Annuity Date
         After the Annuity Date, the Owner may transfer Variable Annuity Units from one Sub-Account to another, subject to certain limitations. (See "Transfers" page 28 of the Prospectus.) The dollar amount of each subsequent monthly Variable Annuity Payment after the transfer must be determined using the new number of Variable Annuity Units multiplied by the Sub-Account's Variable Annuity Unit Value.
         The formula used to determine a transfer after the Annuity Date can be found in the Appendix to this Statement of Additional Information.

GENERAL PROVISIONS

IRS Required Distributions
         The Contract is intended to qualify as an annuity contract for federal income tax purposes. All provisions in the Contract will be interpreted to maintain such tax qualification. We may make changes in order to maintain this qualification or to conform the Contract to any applicable changes in the tax qualification requirements. We will provide you with a copy of any changes made to the Contract. If any Owner under a Non-Qualified Contract dies before the entire interest in the Contract is distributed, the value generally must be distributed to the designated Beneficiary so that the Contract qualifies as an annuity under the Code. (See "Federal Tax Matters" page 39.)

Non-Participating
         The Contract is non-participating. No dividends are payable and the Contract will not share in the profits or surplus earnings of Transamerica.

Misstatement of Age or Sex
         If the age or sex of the Annuitant or any other measuring life has been misstated in the application, or other form relied upon to determine annuity payment , the Annuity Payments under the Contract will be whatever the Annuity Purchase Amount applied on the Annuity Date would purchase on the basis of the correct age or sex of the Annuitant and/or other measuring life. Any overpayments or underpayments by Transamerica as a result of any such misstatement may be respectively charged against or credited to the Annuity Payment or Annuity Payments to be made after the correction so as to adjust for such overpayment or underpayment.

Proof of Existence and Age
         Before making any payment under the Contract, Transamerica may require proof of the existence and/or proof of the age of the Annuitant or any other measuring life, or any other information deemed necessary in order to provide benefits under the Contract.

Assignment
         No assignment of a Contract will be binding on Transamerica unless made in writing and given to Transamerica at its Service Center. Transamerica is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Annuitant or non-irrevocable Beneficiary will be subject to the rights of any assignee of record.

Annuity Data
         Transamerica will not be liable for obligations which depend on receiving information from a Payee or measuring life until such information is received in a satisfactory form.

Annual Report
         At least once each Contract Year prior to the Annuity Date, the Owner will be given a report of the current Account Value. This report will also include any other information required by law or regulation. After the Annuity Date, a confirmation will be provided with every Variable Annuity Payment.

Incontestability
         Each Contract is incontestable from the Contract Date.

Ownership
         Only the Owner(s) will be entitled to the rights granted by the Contract, or allowed by Transamerica under the Contract. If an Owner dies, the rights of the Owner belong to the estate of the Owner unless the Owner has previously named an Owner's Beneficiary. A surviving Joint Owner automatically becomes the Owner's Beneficiary.

Entire Contract
         Transamerica has issued the Contract in consideration and acceptance of the payment of the Initial Purchase Payment and, where state law requires, the application. In those states that require a written application, a copy of the application is attached to and is part of the Contract and along with the Contract constitutes the entire contract. All statements made by the Owner are considered representations and not warranties. Transamerica will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Contract when issued.
         The group annuity contract has been issued to a trust organized under Missouri law. However, the sole purpose of the trust is to hold the group annuity contract. The Owner has all rights and benefits under the individual certificate issued under the group contract.

Changes in the Contract
         Only two authorized officers of Transamerica, acting together, have the authority to bind Transamerica or to make any change in the individual contract or the group contract or individual certificates thereunder and then only in writing. Transamerica will not be bound by any promise or representation made by any other persons.
         Transamerica may not change or amend the individual contract or the group contract or individual certificates thereunder, except as expressly provided therein, without the Owner's consent. However, Transamerica may change or amend the individual contract or the group contract or individual certificates thereunder if such change or amendment is necessary for the individual contract or the group contract or individual certificates thereunder to comply with any state or federal law, rule or regulation.

Protection of Benefits
         To the extent permitted by law, no benefit (including death benefits) under the Contract will be subject to any claim or process of law by any creditor.

Delay of Payments
         Payment of any cash withdrawal or lump sum death benefit due from the Variable Account will occur within seven days from the date the election becomes effective, except that Transamerica may be permitted to postpone such payment or transfers if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission), or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners.
         In addition, while it is our intention to process all transfers from the Sub-Accounts immediately upon receipt of a transfer request, the Contract gives us the right to delay effecting a transfer from a Sub-Account for up to seven days, but only in certain limited circumstances. However, the staff of the Commission currently interprets the Investment Company Act of 1940 to require the immediate processing of all transfers, and in compliance with that interpretation we will process all transfers immediately unless and until the Commission or its staff changes its interpretation or otherwise permits us to exercise this right. Subject to such approval, we may delay effecting such a transfer only if there is a delay of payment from an affected Portfolio. If this happens, and if the prior approval of the Commission or its staff is obtained, then we will calculate the dollar value or number of units involved in the transfer from a Sub-Account on or as of the date we receive a written transfer request, but will not process the transfer to the transferee Sub-Account until a later date during the seven-day delay period when the Portfolio underlying the transferring Sub-Account obtains liquidity to fund the transfer request through sales of portfolio securities, new Purchase Payments, transfers by investors or otherwise. During this period, the amount transferred would not be invested in a Sub-Account.
         Transamerica may delay payment of any withdrawal from the Fixed Account for a period of not more than six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment. (See "Cash Withdrawals" page 30 of the Prospectus.)

Notices and Directions
         Transamerica will not be bound by any authorization, direction, election or notice which is not in writing, in a form and manner acceptable to Transamerica, and received at our Service Center.
         Any written notice requirement by Transamerica to the Owner will be satisfied by our mailing of any such required written notice, by first-class mail, to the Owner's last known address as shown on our records.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Sub-Account Yield Calculation

         In accordance with regulations adopted by the Commission, Transamerica is required to compute the Money Market Sub-Account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Series or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Sub-Account and income other than investment income at the beginning of such seven-day period, dividing such net change in Account Value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in Account Value reflects the deductions for the annual Account Fee, the Mortality and Expense Risk Charge and Administrative Expense Charges and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Sub-Account of the Variable Account will be lower than the yield for the Money Market Portfolio or any comparable substitute funding vehicle.
         The Commission also permits Transamerica to disclose the effective yield of the Money Market Sub-Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
         The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held by the Money Market Series or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Load (of up to 6% of Purchase Payments) that may be applicable to a Contract.

Other Sub-Account Yield Calculations
         Transamerica may from time to time disclose the current annualized yield of one or more of the Sub-Accounts (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to the income generated by the Sub-Account over a specified 30-day period. Because this yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Variable Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

         YIELD    =        2[{a-b + 1}6 - 1]
                 cd
         Where:
         a        = net  investment  income  earned  during  the  period  by the
                  Portfolio attributable to the shares owned by the Sub-Account.
         b = expenses for the Sub-Account accrued for the period (net of reimbursements). c = the average daily number of Variable Accumulation Units outstanding during the period. d = the maximum offering price per Variable Accumulation Unit on the last day of the period.

         Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all Contracts. The yield calculations do not reflect the effect of any Contingent Deferred Sales Load that may be applicable to a particular Contract. Contingent Deferred Sales Load range from 6% to 0% of the amount of Account Value withdrawn depending on the elapsed time since the receipt of each Purchase Payment attributable to the portion of the Account Value withdrawn.
         Because of the charges and deductions imposed by the Variable Account, the yield for the Sub-Account will be lower than the yield for the corresponding Portfolio. The yield on amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield will be affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

Standard Total Return Calculations
         Transamerica may from time to time also disclose average annual total returns for one or more of the Sub-Accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P{1 + T}n = ERV

Where:
         P =        a hypothetical initial payment of $1,000
         T =        average annual total return
         n =        number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

         All recurring fees are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of any Contingent Deferred Sales Load that may be applicable to a particular period.

Hypothetical Performance Data
         Transamerica may also disclose "hypothetical" performance data for a Sub-Account, for periods before the Sub-Account commenced operations. Such performance information for the Sub-Account will be calculated based on the performance of the corresponding Portfolio and the assumption that the Sub-Account was in existence for the same periods as those indicated for the Portfolio, with a level of Contract charges currently in effect. The Portfolio used for these calculations will be the actual Portfolio that the Sub-Account will invest in.
         This type of hypothetical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales Load) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Load).

Other Performance Data
         Transamerica may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Load percentage will be assumed to be 0%.
         Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent Deferred Sales Load percentage will be 0%.

         CTR = {ERV/P} - 1

         Where:
         CTR = the cumulative total return net of Sub-Account recurring charges for the period. ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof). P = a hypothetical initial payment of $1,000. All non-standard performance data will be advertised only if the standard performance data is also disclosed.

HISTORIC PERFORMANCE DATA

General Limitations

         The figures below represent the past performance of the Sub-Accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

         Except for Transamerica Growth, the Funds have provided the performance data for the Sub-Accounts. Except for Transamerica Growth none of the Funds or their investment advisers are affiliated with Transamerica. In preparing the tables below, Transamerica has relied on the data provided by the Funds. While Transamerica has no reason to doubt the accuracy of the figures provided by the Funds, Transamerica has not verified those figures. No data is provided for the Core Value and MidCap Stock Sub-Accounts since, prior to May 1, 1998, the related Portfolios had not yet commenced operations.

Money Market Sub-Account Yields

         The annualized yield for the Money Market Sub-Account for the seven-day period ending December 31, 1997 was 3.59%. The effective yield for the Money Market Sub-Account for the seven-day period ending December 31, 1997 was 3.65%.

Sub-Account Performance Figures Including Hypothetical Performance

         The charts below show historical performance data for the Sub-Accounts, including, for seven Sub-Accounts, "hypothetical" data for the periods prior to the inception of the Sub-Accounts, based on the performance of the corresponding Portfolios since their inception date, with a level of charges equal to those currently assessed under the Contracts. These figures are not an indication of the future performance of the Sub-Accounts. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.

         The dates to the left of the Sub-Account names below indicate the date of commencement of operation of the Portfolios, which coincide with the date of commencement of operation of the corresponding Sub-Account, with these seven exceptions: the Money Market; Managed Assets, Zero Coupon 2000, Qualify Bond, Small Cap and Stock Index Sub-Accounts which commenced operations January 4, 1993, and the Transamerica Growth Sub-Account which commenced operations May 1, 1998. Hence, the performance data given for these seven Sub-Accounts which precedes these dates is "hypothetical."

         Standard Average annual total returns for periods since inception of the Portfolio, including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size and the maximum contingent deferred sales load of 6%.


---------------------------------------- ------------------- ------------------ ------------------ ------------------
                                                                                                    For the period
                                                                                                         from
                                                                                                    commencement of
 SUB-ACCOUNT (date of commencement of      For the 1-year     For the 3-year     For the 5-year        Portfolio
 operation of Corresponding Portfolio)     period ending       period ending      period ending      operations to
                                              12/31/97           12/31/97           12/31/97           12/31/97
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Money Market (8/31/90)                         -1.96%              2.20%              2.49%              3.42%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Special Value (8/31/90)                        15.36%              2.89%              6.26%              6.01%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Zero Coupon 2000 (8/31/90)                     -0.27%              5.99%              5.27%              8.18%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Quality Bond (8/31/90)                         1.96%               7.82%              6.19%              8.01%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Cap (8/31/90)                            9.06%              18.31%             24.00%             41.95%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Capital Appreciation (4/5/93)                  20.21%             26.16%               N/A              17.65%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Stock Index (9/29/89)                          25.05%             27.74%             17.57%             14.18%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Socially Responsible (10/7/93)                 20.59%             25.24%               N/A              19.21%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Growth & Income (12/15/94)                     8.53%              28.45%               N/A              28.16%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Equity (12/15/94)                2.14%               6.71%               N/A               6.71%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Value (5/1/96)                   1.30%                N/A                N/A               2.19%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Disciplined Stock (5/1/96)                     23.62%               N/A                N/A              25.72%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Company Stock (5/1/96)                   14.01%               N/A                N/A              13.30%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Balanced (5/1/97)                               N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Limited Term High Income(5/1/97)                N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Transamerica Growth (2/26/69)*                 44.94%             41.91%             29.73%             24.12%*
---------------------------------------- ------------------- ------------------ ------------------ ------------------





         Non-Standard Average annual total returns for period since inception of the Portfolio including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6% which if reflected would reduce the figures. Non-Standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed.

---------------------------------------- ------------------- ------------------ ------------------ ------------------
                                                                                                    For the period
                                                                                                         from
                                                                                                    commencement of
 SUB-ACCOUNT (date of commencement of      For the 1-year     For the 3-year     For the 5-year        Portfolio
 operation of Corresponding Portfolio)     period ending       period ending      period ending      operations to
                                              12/31/97           12/31/97           12/31/97           12/31/97
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Money Market (8/31/90)                         3.66%               3.78%              3.21%              3.43%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Special Value (8/31/90)                        21.36%              4.44%              6.88%              6.01%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Zero Coupon 2000 (8/31/90)                     5.45%               7.45%              5.91%              8.18%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Quality Bond (8/31/90)                         7.83%               9.23%              6.81%              8.02%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Cap (8/31/90)                            15.06%             19.49%             24.33%             41.96%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Capital Appreciation (4/5/93)                  26.21%             27.19%               N/A              18.11%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Stock Index (9/29/89)                          31.05%             28.76%             17.99%             14.19%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Socially Responsible (10/7/93)                 26.59%             26.30%               N/A              19.75%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Growth & Income (12/15/94)                     14.53%             29.45%               N/A              29.14%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Equity (12/15/94)                8.02%               8.15%               N/A               8.13%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Value (5/1/96)                   7.13%                N/A                N/A               5.73%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Disciplined Stock (5/1/96)                     29.52%               N/A                N/A              28.81%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Company Stock (5/1/96)                   20.01%               N/A                N/A              16.61%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Balanced (5/1/97)                               N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Limited Term High Income(5/1/97)                N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Transamerica Growth (2/26/69)*                 50.34%             42.65%             29.98%             24.12%*
---------------------------------------- ------------------- ------------------ ------------------ ------------------

     Non-Standard Cumulative total returns for periods since inception of the Portfolio, including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

---------------------------------------- ------------------- ------------------

                                           For the 1-year
 SUB-ACCOUNT (date of commencement of      period ending      Since Inception
 operation of Corresponding Portfolio)        12/31/97
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Money Market (8/31/90)                         3.66%              28.08%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Special Value (8/31/90)                        21.36%             53.51%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Zero Coupon 2000 (8/31/90)                     5.45%              78.14%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Quality Bond (8/31/90)                         7.83%              76.16%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Small Cap (8/31/90)                            15.06%            1208.55%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Capital Appreciation (4/5/93)                  26.21%             120.51%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Stock Index (9/29/89)                          31.05%             199.18%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Socially Responsible (10/7/93)                 26.59%             114.76%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Growth & Income (12/15/94)                     14.53%             118.14%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
International Equity (12/15/94)                8.02%              26.91%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
International Value (5/1/96)                   7.13%               9.75%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Disciplined Stock (5/1/96)                     29.62%             52.63%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Small Company Stock (5/1/96)                   20.01%             29.26%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Balanced (5/1/97)                               N/A%              17.38%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Limited Term High Income(5/1/97)                N/A%               8.52%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Transamerica Growth (2/26/69)*                 50.34%            767.83%*
---------------------------------------- ------------------- ------------------

         *The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio include performance of its predecessor. The performance shown in the "since inception" box for the Transamerica Growth Sub-Account is 10-year performance, not performance since 1969.

FEDERAL TAX MATTERS The Dreyfus/Transamerica Triple Advantage Variable Annuity may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for special tax treatment ("Qualified Contract"). Qualified Contracts are designed for use by retirement plans qualified for special tax treatment under Sections 401, 403(b) or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Account Value, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary may depend on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned and on Transamerica's tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Taxation of Transamerica
         Transamerica is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, Transamerica believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.
         Accordingly, Transamerica does not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, Transamerica does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Transamerica being taxed on income or gains attributable to the Variable Account, then Transamerica may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contract
           Section   817(h)  of  the  Code   requires   that  with   respect  to
Non-Qualified Contracts, the investments of the Funds be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Variable Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Funds' assets may be invested.
         In certain circumstances, Owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract Owner will be considered the Owner of separate account assets if the contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."
         The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract Owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Account Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Transamerica does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Transamerica therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.
         In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The Owner's "designated beneficiary" refers to a natural person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner's "designated beneficiary" is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new owner.
         The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Transamerica intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACT
         Transamerica Securities Sales Corporation ("TSSC") is principal underwriter of the Contracts. TSSC may also serve as principal underwriter and distributor of other contracts issued through the Variable Account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.
         TSSC has entered into sales agreements with other broker/dealers to solicit applications for the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the Contracts may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.
         Transamerica Financial Resources, Inc. ("TFR") is an underwriter and distributor of the Contracts. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and is registered with the Commission and the NASD as a broker/dealer.
         Under the agreements, applications for the Contracts will be sold by broker/dealers which will receive compensation as described in the Prospectus.
         The offering of the Contracts is expected to be continuous and neither TSSC nor TFR anticipate discontinuing the offering of the Contracts. However, TSSC and TFR reserve the right to discontinue the offering of the Contracts.
         During fiscal year 1997, $21,886,072.80 in commissions were paid to TSSC as underwriter of the Contracts; no amounts were retained by TSSC. During fiscal year 1996, $15,506,834.71 in commissions were paid to TSSC as underwriter of the Contracts; no amounts were retained by TSSC. During fiscal year 1995, $9,421,052.81 in commissions were paid to TSSC as underwriter of the Contracts; no amounts were retained by TSSC. During fiscal year 1997, $2,394,358.42 in commissions were paid to TFR as underwriter of the Contracts; no amounts were retained by TFR. During fiscal year 1996, $2,283,845.07 in commissions were paid to TFR as underwriter of the Contracts; no amounts were retained by TFR. During fiscal year 1995, $1,485,889.71 in commissions were paid to TFR as underwriter of the Contracts; $496,781.00 was retained by TFR.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS
         Title to assets of the Variable Account is held by Transamerica. The assets of the Variable Account are kept separate and apart from Transamerica general account assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Sub-Accounts.

TRANSAMERICA
General Information and History
         Transamerica Occidental Life Insurance Company was formerly known as Occidental Life Insurance Company of California. The name change occurred on or about September 1, 1981.
         Transamerica is wholly-owned by Transamerica Insurance Corporation of California, which is in turn, wholly-owned by Transamerica Corporation. Transamerica Corporation is a financial services organization which engages through its subsidiaries in two primary businesses: finance and insurance. Finance consists of consumer lending, commercial lending, leasing and real estate services. Insurance comprises life insurance, asset management, and insurance brokerage.

STATE REGULATION
         Transamerica is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contract will be modified accordingly.

RECORDS AND REPORTS
         All records and accounts relating to the Variable Account will be maintained by Transamerica or by its Service Office. As presently required by the provisions of the 1940 Act and regulations promulgated thereunder which pertain to the Variable Account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to Owners semi-annually at their last known address of record.

FINANCIAL STATEMENTS
         This Statement of Additional Information contains the financial statements of the Variable Account as of December 31, 1997.
         The consolidated financial statements of Transamerica included in this Statement of Additional Information should be considered only as bearing on the ability of Transamerica to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

APPENDIX

         Accumulation Transfer Formula

           Transfers after the annuity date are implemented according to the following formulas:

         (1) Determine the number of units to be transferred from the variable sub-account as follows:
         = AT/AUV1

         (2) Determine the number of variable accumulation units remaining in such variable sub-account (after the transfer):
         = UNIT1   AT/AUV1

         (3) Determine the number of variable accumulation units in the transferee variable sub-account (after the transfer):
         = UNIT2 + AT/AUV2

         (4) Subsequent variable accumulation payments will reflect the changes in variable accumulation units in each variable sub-account as of the next Variable Accumulation Payment's due date.

         Where:

         (AUV1) is the variable accumulation Unit value of the Variable sub-account that the transfer is being made from as of the end of the valuation Period in which the transfer request was received.

         (AUV2) is the variable accumulation unit value of the variable sub-account that the transfer is being made to as of the end of the valuation period in which the transfer request was received.

         (UNIT1) is the number of variable accumulation units in the Variable sub-account that the transfer is being made from, before the transfer.

         (UNIT2) is the number of variable accumulation units in the variable sub-account that the transfer is being made to, before the transfer.

         (AT)  is  the  dollar  amount  being   transferred  from  the  variable
sub-account.

                                  (This page has been left blank intentionally.)

                                GROWTH PORTFOLIO
                                     of the
                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.

     1150 South Olive Street, Los Angeles, California 90015, (213) 742-2111

                                   PROSPECTUS

                                   May 1, 1998

         The Growth Portfolio (the "Growth Portfolio" or the "Portfolio") of the Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end, management investment company. The Growth Portfolio seeks long-term capital growth. Common stock (listed and unlisted) is the basic form of investment. The Portfolio may also invest in debt securities and preferred stock having a call on common stocks.

         Shares of the Fund are currently offered only to separate accounts of insurance companies to fund the benefits of variable annuity contracts and variable life insurance policies (collectively "variable insurance contracts"). Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying variable insurance contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

         This Prospectus contains information about the Fund and the Portfolio that a prospective purchaser of a variable insurance contract should know before allocating purchase payments or premiums to the Portfolio. It should be read in conjunction with the Prospectus for the variable insurance contract and should be retained for future reference. A Statement of Additional Information containing more detailed information about the Fund is available free by writing to the Fund at the Transamerica Annuity Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202, or by calling 800-258-4260. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.


            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
                     THE SECURITIES AND EXCHANGE COMMISSION
                 NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
       OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.


                       This              Prospectus    should    be    read   in
                                         conjunction with the prospectus for the
                                         variable insurance contract.

         Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are fund shares federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in fund shares involves certain investment risks, including possible loss of principal.

                                TABLE OF CONTENTS
                                        3



                                                                Page

CONDENSED FINANCIAL INFORMATION...........................1

TRANSAMERICA VARIABLE INSURANCE FUND, INC.................3

GROWTH PORTFOLIO..........................................3

INVESTMENT OBJECTIVE AND POLICIES.........................3

INVESTMENT METHODS AND RISKS..............................4
         Small Capitalization Companies...................4
         Convertible Securities...........................5
         High-Yield ("Junk") Bonds........................5
         Repurchase Agreements............................5
         State Insurance Regulation.......................6

PORTFOLIO TURNOVER........................................6

MANAGEMENT................................................6
         Directors and Officers...........................6
         Investment Adviser...............................6
         Investment Sub-Adviser...........................7

PERFORMANCE INFORMATION...................................7

DETERMINATION OF NET ASSET VALUE..........................8

OFFERING, PURCHASE AND REDEMPTION OF SHARES...............8

INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS...........9

TAXES    ...................................................9

OTHER INFORMATION...........................................9
         Preparing for Year 2000.............................
Reports  ...................................................9
         Voting and Other Rights............................9
         Custody of Assets and Administrative Services.....10
         Summary of Bond Ratings...........................10

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION........................11

                                     CONDENSED FINANCIAL INFORMATION

                                           Financial Highlights

         The following table gives information regarding income, expenses and capital changes for the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. (formerly Transamerica Occidental's Separate Account Fund C) attributable to a Portfolio share outstanding throughout the periods indicated. The information is presented as if the reorganization of Separate Account Fund C, described below, in which the assets and liabilities of the Separate Account were transferred intact to the Growth Portfolio, had always been in effect. The activity prior to the November 1, 1996, reorganization of Separate Account Fund C, represents accumulation unit values of Separate Account Fund C which have been converted into share values for presentation purposes.

         The per share data in the table for the period January 1, 1993, through December 31, 1997, has been audited by Ernst & Young LLP, independent auditors of the Fund, in connection with the annual audits of the Portfolio's financial statements. The per share data in the table for the period January 1, 1988, through December 31, 1991, is based upon data from the audited financial statements of Separate Account Fund C, but Ernst & Young, LLP has not audited the conversion of that data to Growth Portfolio share values. Prior to November 1, 1996, activity represents accumulated unit values of Separate Account Fund C which have been converted to share values for presentation purposes. The financial statements which appear in the Statement of Additional Information are dated as of December 31, 1997.

                                             GROWTH PORTFOLIO

-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
                                                             1997        1996       1995       1994        1993
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net asset value, beginning of year                          $10.93      $8.582     $5.615     $5.239      $4.287
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------

Investment Operations
Net investment income (loss)                                (0.05)      (0.065)   (0.069)     (0.042)     (0.030)
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------

-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net realized and unrealized gain                             5.13        2.413     3.036       0.418       0.982
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Total from investment operations                             5.08        2.348     2.967       0.376       0.952
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Distribution from realized gains                            (1.26)         -         -           -           -
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net asset value, end of  year                               $14.75      $10.930    $8.582     $5.615      $5.239
                                                            ======      =======    ======     ======      ======
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Total Return                                                46.50%      27.36%     52.84%      7.19%      22.20%
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------

-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Ratios and Supplemental Data
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net assets, end of year (in thousands)                     $46,378      $32,238   $25,738     $17,267     $16,584
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Expenses to average net assets (1)                          0.85%        1.27%     1.41%       1.43%       1.43%
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net investment income (loss) to average net assets (2)     (0.39%)      (0.68%)   (0.94%)     (0.80%)     (0.65%)
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Portfolio turnover rate                                     20.54%      34.58%     18.11%     30.84%      42.04%
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Average commission rate (3)                                $0.0575       $0.07       -           -           -
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------


-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
                                                             1992        1991        1990       1989       1988
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net asset value, beginning of year                          $3.783      $2.689      $3.026     $2.266     $1.694
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------

Investment Operations
Net investment income (loss)                               (0.012)      (0.009)    (0.022)     (0.010)    (0.054)
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------

-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net realized and unrealized gain                            0.492        1.085     (0.360)      0.750      0.517
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Total from investment operations                            0.504        1.095     (0.337)      0.760      0.572
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------

-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net asset value, end of  year                               $4.287      $3.783      $2.689     $3.026     $2.266
                                                            ======      ======      ======     ======     ======
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Total Return                                                13.32%      40.71%     (11.14%)     33.56     33.74%
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------

-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Ratios and Supplemental Data
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net assets, end of year (in thousands)                     $13,966      $12,516     $9,281     $10,861    $8,453
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Expenses to average net assets (1)                          1.43%        1.43%      1.43%       1.44%      1.43%
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net investment income (loss) to average net assets (2)     (0.31%)       0.28%      0.81%       0.37%      2.66%
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Portfolio turnover rate                                     43.07%      32.90%      49.87%     22.39%     52.18%
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Average commission rate (3)                                   -            -          -           -          -
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------


(1) If the Investment Adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.98% and 1.34% for the years ended December 31, 1997 and 1996, respectively.

(2) If the Investment Adviser had not reimbursed expenses the ratio of net investment loss to average net assets would have been (0.52%) and (0.75%) for the years ended December 31, 1997 and 1996, respectively.

 (3) This disclosure is required for fiscal periods beginning on or after September 1, 1995, and represents the average commission rate paid on equity security transactions on which commissions are charged.

TRANSAMERICA VARIABLE INSURANCE FUND, INC.GROWTH PORTFOLIO

 Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end, diversified management investment company established as a Maryland Corporation on June 23, 1995. The Fund currently consists of two investment portfolios, the Growth Portfolio and the Money Market Portfolio. This prospectus sets forth information about the Growth Portfolio only. Additional Portfolios may be created from time to time. By investing in the Growth Portfolio, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains, if any, on the investments of the Growth Portfolio. Likewise, an investor shares pro-rata in any losses of the Portfolio.

         The Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"). The reorganization of Separate Account Fund C from a management investment company into a unit investment trust was approved at a meeting of the Contract owners held on October 30, 1996. The asset and liabilities of Separate Account Fund C as of the close of business October 31, 1996, were transferred intact to the Growth Portfolio in exchange for shares of the Growth Portfolio.

         Pursuant to an investment advisory agreement and subject to the authority of the Fund's Board of Directors, Transamerica Occidental Life Insurance Company ("Transamerica" or the "Investment Adviser") serves as the Fund's investment adviser and conducts the business and affairs of the Fund. Transamerica has engaged Transamerica Investment Services, Inc. ("Investment Services" or "Sub-Adviser" or "Manager") to act as the Fund's sub-advisor to provide the day-to-day portfolio management for the Portfolio.

The Portfolios are designed primarily to serve as investment vehicles for variable annuity and variable life insurance contracts offered by separate accounts of various insurance companies. The Fund may sell its shares to qualified pension and retirement plans, but currently does not do so. The Fund does not offer its stock directly to the general public.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Growth Portfolio are described below. There can be no assurance that the Growth Portfolio will achieve its investment objective. Investors should not consider any one Portfolio alone to be a complete investment program. As with any security, a risk of loss, including possible loss of principal, is inherent in an investment in the shares of the Portfolio.

         The different types of securities, investments, and investment techniques used by the Portfolio involve risks of varying degrees. These risks are described in greater detail, under "Investment Methods and Risks" and in the Statement of Additional Information. The Portfolio is subject to certain investment restrictions that are described under the caption "Investment Restrictions" in the Statement of Additional Information.

         The investment objective of the Portfolio as well as the investment policies that are not fundamental may be changed by the Fund's Board of Directors without shareholder approval. Certain of the investment restrictions of the Portfolio are fundamental, however, and may not be changed without the approval of a majority of the votes attributable to the outstanding shares of the Portfolio. See "Investment Restrictions" in the Statement of Additional Information.

         The Growth Portfolio's investment objective is long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. The Growth Portfolio invests primarily in common stocks of growth companies that are considered by the manager to be premier companies. In the manager's view, characteristics of premier companies include one or more of the following: dominant market share; leading brand recognition; proprietary products or technology; low-cost production capability; and excellent management with shareholder orientation. The manager of the Portfolio believes in long-term investing and places great emphasis on the sustainability of the above competitive advantages. Unless market conditions indicate otherwise, the manager also tries to keep the Portfolio fully invested in equity-type securities and does not try to time stock market movements.

Although the Portfolio invests the majority of its assets in common stocks, the Portfolio may also invest in debt securities and preferred stocks (both having a call on common stocks by means of a conversion privilege or attached warrants) and warrants or other rights to purchase common stocks. When in the judgment of Investment Services market conditions warrant, the Growth Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments.

         The Portfolio may invest up to 10% of the Portfolio's assets in debt securities having a call on common stocks that are rated below investment grade. Those securities are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Corporation ("S&P"), or, if unrated, deemed to be of comparable quality by Investment Services.

         If  a  security  that  was  originally  rated  "investment   grade"  is
downgraded by a ratings service, it may or may not be sold. This depends on Investment Services' assessment of the issuer's prospects. However, Investment Services will not purchase below-investment-grade securities if that purchase would increase their representation in the Portfolio to more than 10%.

         The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers that are in the form of American Depository Receipts ("ADRs"). ADRs are registered stocks of foreign companies that are typically issued by an American bank or trust company evidencing ownership of the underlying securities. ADRs are designed for use on the U.S. stock exchanges.

         With respect to 75% of total assets, the Portfolio may not purchase more than 10% of the voting securities of any one issuer. The Portfolio may not invest in companies for the purposes of exercising control or management.

Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned, including real estate and certain repurchase agreements or time deposits maturing in more than seven days ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 15% of the value of the Portfolio's net assets.

INVESTMENT METHODS AND RISKS

         The Growth Portfolio is subject to the risk of changing economic conditions and fluctuations in the price of securities owned by the Portfolio.

         In addition, the different types of securities, investments, and investment techniques used by the Portfolio involve risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline in value. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the investment. Certain risks associated with the types of investments in which the Portfolio may invest are discussed below. For more information on investment methods and risks, see "Special Investment Methods and Risks" in the Statement of Additional Information.

Small Capitalization Companies

         The Growth Portfolio may invest in securities of smaller, lesser-known companies. Such investments involve greater risks than the investments of larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger, more mature, better known firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks may fluctuate independently of larger company stock prices. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that to the extent the Portfolio invests in stock of small capitalization companies, the net asset value of the Portfolio's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volume.

Convertible Securities

         The Growth Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, will react to variations in the general market for equity securities. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

         As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there is no assurance of current income as the issuer might default in its obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

High-Yield ("Junk") Bonds

         High-yield bonds (commonly called "junk" bonds) are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than higher-rated bonds. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payments on time. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuer's unique financial situation, and the bond's coupon than to small changes in the market level of interest rates. During an economic downturn or a period of rising interest rates, highly leveraged companies may experience difficulties in making principal and interest payments, meeting projected business goals, and obtaining additional financing. See "Summary of Bond Ratings" on page 10 and the Statement of Additional Information for a description of bond rating categories.

Repurchase Agreements

         The Growth Portfolio may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolio purchases an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Portfolio's money is invested in the security. Since the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Portfolio's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In evaluating whether to enter into a repurchase agreement, Investment Services will carefully consider the creditworthiness of the seller pursuant to procedures established by the Fund's Board of Directors.

         The Growth Portfolio will not invest in repurchase agreements maturing in more than seven days if that would constitute more than 10% of the Portfolio's net assets when taking into account the remaining days to maturity of the Portfolio's existing repurchase agreements.

State Insurance Regulation

         The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life policies to be offered by insurance companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If such regulations and guidelines are applied to the Portfolio, the Portfolio may be limited in its ability to engage in certain techniques and to manage its portfolio with the flexibility provided herein. It is the Portfolio's intention that it operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

PORTFOLIO TURNOVER

         The Growth Portfolio will not consider portfolio turnover to be a limiting factor in making investment decisions. Changes will be made in the Portfolio if such changes are considered advisable to better achieve the Portfolio's investment objective. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding debt securities having a maturity at the date of purchase of one year or less. Investment Services anticipates that the annual turnover rate for the Growth Portfolio will generally not exceed 75%.

         High rates of portfolio turnover involve correspondingly greater expenses which must be borne by the Portfolio and its shareholders, including higher brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment of other securities. High rate of turnover may result in the acceleration of taxable gains and may under certain circumstances make it more difficult for a Portfolio to qualify as a regulated investment company under the Internal Revenue Code.
See "Federal Tax Matters" in the Statement of Additional Information.

MANAGEMENT

Directors and Officers

         The Fund's Board of Directors is responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser and Investment Sub-Adviser, the custodian, the accounting and administrative services providers and other providers of services to the Portfolio. The officers of the Fund supervise its daily business operations. The Statement of Additional Information contains information as to the identity of, and other information about, the directors and officers of the Fund.

Investment Adviser

         Transamerica Occidental Life Insurance Company ("Transamerica"), 1150 South Olive Street, Los Angeles, California 90015, is the investment adviser of the Portfolio. Transamerica is a stock life insurance company incorporated in the state of California on June 30, 1906. It has been a wholly-owned direct or indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, since March 14, 1930. Transamerica acted as investment adviser to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"), the Fund's predecessor.

         The Fund has entered into an Investment Advisory Agreement with Transamerica under which the Transamerica assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Portfolio by Investment Services on an ongoing basis. Transamerica provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. Transamerica also acts as liaison among, and supervisor of, the various service providers to the Fund.

         For its services to the Portfolio, Transamerica receives an annual advisory fee of 0.75% of the average daily net assets of the Growth Portfolio. The fee is deducted daily from the assets of the Portfolio. This fee may be higher than the average advisory fee paid to the investment advisers of other growth portfolios. Transamerica may waive some or all of its fee from time to time at its discretion.

Sub-Adviser

         Transamerica has contracted with Transamerica Investment Services, Inc. ("Investment Services" or "Sub-Adviser" or "Manager"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to the Portfolio. Investment Services has been in existence since 1967 and has provided investment services to investment companies since 1968 and to the Transamerica Life Companies since 1981. Investment Services is located at 1150 South Olive Street, Los Angeles, California 90015-2211. Transamerica has agreed to pay Investment Services a monthly fee at the annual rate of 0.30% of the first $50 million of the Portfolio's average daily net assets, 0.25% of the next $150 million, and 0.20% of assets in excess of $200 million. Investment Services will provide recommendations on the management of Portfolio assets, provide investment research reports and information, supervise and manage the investments of the Portfolio, and direct the purchase and sale of Portfolio investments.

         Investment Services is also responsible for the selection of brokers and dealers to execute transactions for the Fund. Some of these brokers or dealers may be affiliated persons of Transamerica and Investment Services, although presently none are. Although it is the policy of Investment Services to seek the best price and execution for each transaction, Investment Services may give consideration to brokers and dealers who provide Investment Services with statistical information and other services in addition to transaction services. Additional information about the selection of brokers and dealers is provided in the Statement of Additional Information.

         The transactions and performance of the Growth Portfolio are reviewed continuously by the senior officers of Investment Services. The portfolio manager for the Growth Portfolio is Jeffrey S.
Van Harte, C.F.A., Vice President and Senior Fund Manager at Investment Services. Mr. Van Harte is a member of the San Francisco Society of Financial Analysts and received a B.A. from California State
University  at  Fullerton  in  1980.  Mr.  Van  Harte  has  been  managing the  portfolio  of the  Fund's
predecessor, Separate Account Fund C, since 1984.

PERFORMANCE INFORMATION

         From time to time the Fund may disseminate average annual total return figures for the Portfolio in advertisements and communications to shareholders or sales literature.

         Average annual total return is determined by computing the annual percentage change in value of $1,000 invested for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The average annual total return calculation assumes a complete redemption of the investment at the end of the relevant period.

         The Fund also may from time to time disseminate year-by-year total return, cumulative total return and yield information for the Portfolio in advertisements, communications to shareholders or sales literature. These may be provided for various specified periods by means of quotations, charts, graphs or schedules. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in the Portfolio (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

         In addition, the Fund may from time to time publish performance of the Portfolio relative to certain performance rankings and indices.

          As the successor to Separate Account Fund C, the Growth Portfolio treats the historical performance data of Separate Account Fund C as its own for periods prior to the reorganization. The performance data for the Growth Portfolio prior to the reorganization does not reflect any sales or insurance charges, or any other separate account or contract level charges, that were imposed under the annuity contracts issued through Separate Account Fund C.

         Since the Fund is not available directly to the public, its performance data is not advertised unless accompanied by comparable data for the applicable variable annuity or variable life insurance policy. The Portfolio's performance data does not reflect separate account or contract level charges.

         The investment results of the Portfolio will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Portfolio's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of the Portfolio's holdings available to investors upon request.

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Portfolio is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain holidays. The net asset value of the Portfolio's shares will not be calculated on the Friday following Thanksgiving, the Friday following Christmas if Christmas falls on a Thursday and the Monday before Christmas if Christmas falls on a Tuesday. The net asset value of the Portfolio is determined by dividing the value of the Portfolio's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Portfolio outstanding.

         The value of the Growth Portfolio's securities and assets generally is determined on the basis of their market values. The short-term debt securities having remaining maturities of sixty days or less held by the Growth Portfolio (if any) are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.

OFFERING, PURCHASE AND REDEMPTION OF SHARES

         Pursuant to a participation agreement between the Fund and Transamerica, shares of the Portfolio are sold in a continuous offering and are authorized to be offered to Separate Account C to support its variable annuity contracts (the "Contracts"). Net purchase payments under the Contracts are placed in Separate Account C and the assets of the Separate Account C are invested in the shares of the Growth Portfolio. Separate Account C purchases and redeems shares of the Portfolio at net asset value without sales or redemption charges.

         For each day on which the Portfolio's net asset value is calculated, Separate Account C will transmit to the Fund any orders to purchase or redeem shares of the Portfolio based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed on that day. Shares of the Portfolio are purchased and redeemed at the Portfolio's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

         In the future, the Fund may offer shares of the Portfolio (including new Portfolios that might be added to the Fund) to other separate accounts of various insurance companies, whether or not affiliated with Transamerica, to support variable annuity contracts or variable life insurance contracts. Likewise, the Fund may also, in the future, offer shares of the Portfolio directly to qualified pension and retirement plans.

         In the event that shares of the Portfolio are offered to a separate account supporting variable life insurance or to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. The Fund currently does not foresee any disadvantage to owners of the Contracts arising from the fact that shares of the Portfolio might be held by such entities. However, in such an event, the Fund's Board of Directors will monitor the Portfolio in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Growth Portfolio distributes substantially all of its net investment income in the form of dividends to its shareholders. The Growth Portfolio declares its dividends and capital gain distributions at least annually.

TAXES

         The Fund believes that the Portfolio qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Portfolio intends to distribute substantially all of its net income and net capital gains to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the Portfolio. In addition, the Portfolio intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply.
See "Federal Tax Matters" in the Statement of Additional Information.

         The shareholders of the Portfolio are currently limited to Separate Account C and Transamerica. For more information regarding the tax implications for the purchaser of a Contract who allocates investments to the Portfolio, please refer to the prospectus for Separate Account C.

OTHER INFORMATION

Preparing For Year 2000

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because dates are encoded using the standard six-place format that allows entry of only the last two digits of the year. This is commonly known as the "Year 2000 Problem." This issue could adversely impact the Fund if the computer systems used by the Fund's Investment Adviser, Sub-Adviser, Custodian, transfer agent and other service providers do not accurately process date information after January 1, 2000. The Investment Adviser and Sub-Adviser are addressing this issue by testing the computer systems they use to ensure that those systems will operate properly after January 1, 2000, and they are also seeking assurances from the Custodian, transfer agent and other service providers they use that their computer systems will be adapted to address the Year 2000 Problem in time to prevent adverse consequences after January 1, 2000. However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000.

Reports

         Annual Reports containing audited financial statements of the Fund and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Voting and Other Rights

         Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders (of the Portfolio or the Fund) and is entitled to a pro-rata share of any distributions made by the Portfolio and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of the Portfolio), when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights.

         As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings and does not intend to do so. The Fund is, however, required to hold shareholder meetings for the following purposes: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives, policies and restrictions of the Portfolio; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the members of the Board of Directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Fund has the obligation to assist in shareholder communications.

          Transamerica currently owns more than 25% of the outstanding shares of the Portfolio which may result in it being deemed a controlling person of the Portfolio, as that term is defined in the 1940 Act.

Custody of Assets and Administrative Services

         Pursuant to a custody agreement with the Fund, State Street Bank and Trust Company ("State Street" or "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, will hold all securities and cash assets of the Fund, provide recordkeeping and certain accounting services and serve as the custodian of the Fund's assets. The custodian will be authorized to deposit securities in securities depositories and to use the services of sub-custodians.

Summary of Bond Ratings

         Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."

         Investment Grade                                           Moody's              Standard & Poor's
---------------------------------------------------------------------------              -----------------
         Highest quality                                               Aaa                      AAA
         High quality                                                  Aa                       AA
         Upper medium                                                   A                        A
         Medium, speculative features                                  Baa                      BBB

         Lower Quality
         Moderately speculative                                        Ba                       BB
         Speculative                                                    B                        B
         Very speculative                                              Caa                      CCC
         Very high risk                                                Ca                       CC
         Highest risk, may not be
             paying interest                                            C                        C
         In arrears or default                                          D                        D

         For more information on bond ratings, including gradations within each category of quality, see the Statement of Additional Information.

FOR MORE INFORMATION

The Statement of Additional Information ("SAI") contains more detailed information on the Portfolios. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus (is legally part of this prospectus).

To request a free copy of the SAI, please write or call the Fund at:

Transamerica Annuity Service Center
401 North Tryon Street, Suite 700
Charlotte, North Carolina  28202
800-258-4260

5



                       STATEMENT OF ADDITIONAL INFORMATION


                                GROWTH PORTFOLIO
                                     of the
                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.


                                   May 1, 1998


         This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon information discussed in the Prospectus for the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. (the "Fund") and should, therefore, be read in conjunction with the Prospectus for the Fund. To obtain a copy of the May 1, 1998, Prospectus write to the Fund at the Transamerica Annuity Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202, or by calling 800-258-4260.

                                TABLE OF CONTENTS

                                                                  Page

INTRODUCTION                                                    1
ADDITIONAL INVESTMENT POLICY INFORMATION                  1
SPECIAL INVESTMENT METHODS AND RISKS                               2
         Restricted and Illiquid Securities
                  2
         Borrowing                                                          2
         Other Investment Companies                       2
         Options on Securities and Securities Indices
                  3
         Warrants and Rights
                  4
         Repurchase Agreements                                  4
         High-Yield ("Junk") Bond                               5
         Foreign Securities                                     5
INVESTMENT RESTRICTIONS                                5
         Fundamental Restrictions
                  5
         Non-Fundamental Restrictions
                  7
         Interpretive Rules
                  7
INVESTMENT ADVISER                                     8
         Investment Advisory Agreement
                  8
         Investment Sub-Advisory Agreement             9
PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE   9
DETERMINATION OF NET ASSET VALUE                                   10
PERFORMANCE INFORMATION                                            11
FEDERAL TAX MATTERS                                                         13
SHARES OF STOCK                                                             14
CUSTODY OF ASSETS                                                           15
DIRECTORS AND OFFICERS                                                      15
         Compensation                                                  16
LEGAL PROCEEDINGS                                                           17
OTHER INFORMATION                                                           17
         Legal Counsel
                  17
         Other Information                                                  17
         Independent Auditors                                      18
         Financial Statements
                  18
APPENDIX A
         19

                                               INTRODUCTION

         Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end management investment company established as a Maryland corporation on June 23, 1995. The Fund's Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"). The reorganization of Separate Account Fund C from a management investment company into a unit investment trust, Separate Account C, was approved at a meeting of the Contract owners held on October 30, 1996. The assets of Separate Account Fund C, as of close of business October 31, 1996, were transferred intact to the Growth Portfolio of the Fund in exchange for shares in the Growth Portfolio which are held by Separate Account C.

         The Fund currently consists of two investment portfolios, the Growth Portfolio (the "Portfolio" or "Growth Portfolio") and the Money Market Portfolio. This Statement of Additional Information sets forth information about the Growth Portfolio only. By investing in the Growth Portfolio, an investor becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio. Likewise, an investor shares pro-rata in any losses of that Portfolio.

         Pursuant to an investment advisory agreement and subject to the authority of the Fund's board of directors (the "Board of Directors"), Transamerica Occidental Life Insurance Company ("Transamerica") serves as the Fund's investment adviser and conducts the business and affairs of the Fund. Transamerica has engaged Transamerica Investment Services, Inc. ("Investment Services") to act as the Fund's sub-adviser to provide the day-to-day portfolio management for the Portfolio.

         The Fund currently offers shares of the Growth Portfolio to insurance companies as an underlying funding vehicle for variable annuity and variable life insurance contracts (the "Contracts"). The Contracts are registered with the Securities and Exchange Commission ("SEC"), and have separate prospectuses and Statements of Additional Information.

         The Fund may, in the future, offer its stock to qualified pension and retirement plans. The Fund does not offer its stock directly to the general public.

         As of April 15, 1998, 95.763% of the outstanding shares of the Growth Portfolio were owned by Transamerica on behalf of Separate Account C, and 4.237% of the outstanding shares were owned by Transamerica Life Insurance and Annuity Company on behalf of Separate Account VA-6.

         Terms appearing in this Statement of Additional Information that are defined in the Prospectus have the same meaning as in the Prospectus.

                                 ADDITIONAL INVESTMENT POLICY INFORMATION

         The Growth Portfolio seeks long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. Although the Portfolio invests the majority of its assets in common stocks, the Portfolio may also invest in: (i) debt securities and preferred stocks, having a call on common stocks by means of a conversion privilege or attached warrants; and (ii) warrants or other rights to purchase common stocks. Unless market conditions would indicate otherwise, the Growth Portfolio will be invested primarily in such equity-type securities. When in the judgment of Investment Services market conditions warrant, the Growth Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments.

                                   SPECIAL INVESTMENT METHODS AND RISKS

Restricted and Illiquid Securities

         The Growth Portfolio may invest no more than 10% of its net assets in restricted securities (securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 (the "1933 Act")). However, such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act.

         In addition, the Growth Portfolio will invest no more than 15% of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, real estate, securities that are not readily marketable and restricted securities (unless Investment Services determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are eligible under Rule 144A and are liquid.)

         The Board of Directors of the Fund has adopted guidelines and delegated to Investment Services the daily function of determining and monitoring the liquidity of restricted securities. The board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the board will carefully monitor the Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in the Portfolio.

         The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Borrowing

         The Portfolio may borrow money but only from banks and only for temporary or short-term purposes. Such borrowings will not exceed 5% of the value of the Portfolio's total assets. Temporary or short-term purposes may include: (i) short-term ( i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. The Portfolio will not borrow for leveraging purposes. The Portfolio will maintain continuous asset coverage of at least 300% (as defined in the 1940 Act) with respect to all of its borrowings. Should the value of the Portfolio's assets decline to below 300% of borrowings, the Portfolio may be required to sell portfolio securities within three days to reduce the Portfolio's debt and restore 300% asset coverage. Borrowing involves interest costs.

Other Investment Companies

         The Growth Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies and small business investment companies. The Growth Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by the Portfolio. Together with other investment companies advised by Transamerica, the Portfolio will own no more than 10% of the outstanding voting stock of a closed-end investment company.

Options on Securities and Securities Indices

         The Growth Portfolio may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. The Growth Portfolio currently does not intend to invest more than 5% of its net assets in options on securities and securities indices. The Growth Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

         The Growth Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in turn for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Growth Portfolio would realize a loss on the purchase of a call option.

         The Growth Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio
("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Growth Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize a loss on the purchase of a put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         The Growth Portfolio would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


         The Growth Portfolio may purchase options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Growth Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price and that the amount of illiquid securities may be calculated with reference to the formula.

         Transactions by the Growth Portfolio in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may purchase may be affected by options written or purchased by other investment advisory clients of Investment Services. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Investment Services's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Warrants and Rights

         The Growth Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by Investment Services for investment by the Portfolio. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Repurchase Agreements

         Repurchase agreement have the characteristics of loans by the Portfolio and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Portfolio additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Investment Services under procedures established by the Board of Directors and who have, therefore, been determined to present minimal credit risk.

         Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Portfolio may otherwise invest.

         If the seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Portfolio would look to the collateral security underlying the seller's agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligations to the Portfolio. In such event, the Portfolio might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

High-Yield ("Junk") Bonds

         The total return and yield of lower quality, high yield bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher quality bonds but not as much as common stocks. Junk bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in low and lower-medium quality bonds involves greater investment risk and is highly dependent on Investment Services' credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices, because such events could lessen the ability of issuers to make principal and interest payments. These bonds are often thinly-traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may plan a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

         The Portfolio will not purchase a non-investment grade debt security (or "junk bond") if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities.

Foreign Securities

         The Growth Portfolio may invest in the securities of foreign issuers through the purchase of American Depository Receipts ("ADRs"). ADR's are dollar-denominated securities that are issued by domestic banks or securities firms and are traded on the U.S. securities markets.

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, the Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

                                         INVESTMENT RESTRICTIONS

Fundamental Policies and Restrictions

         Certain investment restrictions and policies have been adopted by the Fund as fundamental policies for the Portfolio. It is fundamental that the Portfolio operate as a "diversified company" within the meaning of the Investment Company Act of 1940. The investment objective of the Portfolio is also a fundamental policy. See "Investment Objective and Policies" in the Portfolio's Prospectus.

         A fundamental policy is one that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding votes attributable to the shares of the Portfolio. For purposes of the 1940 Act, "majority" means the lesser of: (a) 67% or more of the votes attributable to shares of the Portfolio present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to shares of the Portfolio.

         The Portfolio's fundamental policies and restrictions are:

         1. 5% Fund Rule With respect to 75% of total assets, the Portfolio may not purchase securities of any issuer if, as a result of the purchase, more than 5% of the Portfolio's total assets would be invested in the securities of the issuer. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities").

         2. 10% Issuer Rule With respect to 75% of total assets, the Portfolio may not purchase more than 10% of the voting securities of any one issuer.

         3. 25% Industry Rule The Portfolio may not invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry. This limitation does not apply to investments in Government Securities.

         4. Borrowing The Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions, provided such borrowings do not exceed 5% of the value of the Portfolio's total assets.

         5. Lending The Portfolio may not lend its assets or money to other persons, except through: (a) the acquisition of all or a portion of an issue of bonds, debentures or other evidence of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (The Portfolio does not presently intend to invest more than 10% of the value of the Portfolio in privately distributed loans. It is possible that the acquisition of an entire issue may cause the Portfolio to be deemed an "underwriter" for purposes of the Securities Act of 1933); (b) lending securities, provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (The Portfolio does not presently intend to engage in the lending of securities); and (c) entering into repurchase agreements.

         6. Underwriting The Portfolio may not underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Portfolio may acquire securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

         7. Real Estate The Portfolio reserves the right to invest up to 10% of the value of its assets in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned. The purchase and sale of real estate or interests in real estate is not intended to be a principal activity of the Portfolio. The Portfolio currently does not intend to invest more than 5% of its net assets in real estate.

         8. Commodities The Portfolio may not purchase or sell commodities or commodities contracts.

         9. Senior Securities The Portfolio may not issue senior securities.

         All other investment policies and restrictions of the Portfolio are considered by the Fund not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval.

Non-Fundamental Restrictions

         Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

         The Portfolio's non-fundamental restrictions are:

         1. Restricted and Illiquid Securities Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned, including real estate and certain repurchase agreements or time deposits maturing in more than seven days ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 15% of the value of the Portfolio's total assets.

         2. Securities of Other Investment Companies The Growth Portfolio does not currently intend to make investments in the securities of other investment companies. The Growth Portfolio does reserve the right to purchase such securities, provided the purchase of such securities does not cause: (1) more than 10% of the value of the total assets of the Portfolio to be invested in securities of registered investment companies; or (2) the Portfolio to own more than 3% of the total outstanding voting stock of any one investment company; or
(3) the Portfolio to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Portfolio; or (4) together with other investment companies advised by Transamerica, the Growth Portfolio to own more than 10% of the outstanding voting stock of a closed-end investment company.

         3. Short Sales The Portfolio may not make short sales of securities or maintain a short position, unless at all times when the short position is open, the Portfolio owns an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Portfolio's net assets is deposited or pledged as collateral for such sales at any one time.

         4. Margin Purchases The Portfolio may not purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with options on securities will not be deemed to be a purchase of securities on margin by the Portfolio.

         5. Invest for Control The Portfolio may not invest in companies for the purpose of exercising management or control in that company.

         6. Put and Call Options The Portfolio may not write put and call options.

Interpretive Rules

         For purposes of the foregoing restrictions, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio. In addition, with regard to exceptions recited in a restriction, the Portfolio may only rely on an exception if its investment objective(s) or policies (as disclosed in the Prospectus) otherwise permit it to rely on the exception.

                                            INVESTMENT ADVISER

         Transamerica is the investment adviser of the Fund and its Portfolio. It will oversee the management of the assets of the Portfolio by Investment Services. In turn, Investment Services is responsible for the day-to-day management of Portfolio.

Investment Advisory Agreement

         The investment adviser, Transamerica, has entered into an Investment Advisory Agreement with the Fund under which Transamerica assumes overall responsibility, subject to the supervision of the Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Portfolio by Investment Services on an ongoing basis. Transamerica provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. Transamerica also acts as liaison among, and supervisor of, the various service providers to the Fund. Transamerica is also responsible for overseeing the Fund's compliance with the requirements of applicable law and conformity with the Portfolio's investment objective(s), policies and restrictions, including oversight of Investment Services.

         For its services to the Fund, Transamerica receives an advisory fee of 0.75% of the average daily net assets of the Portfolio. The fee is deducted daily from the assets of the Portfolio and paid to Transamerica periodically. Transamerica or its affiliates pays the salaries and fees, if any, of all officers and directors of the Fund who are "interested persons" (as defined in the 1940 Act) of Transamerica and of all personnel of Transamerica performing services relating to research, statistical and investment activities and the fees of the Sub-Adviser.

         The Fund pays all of its expenses not assumed by Transamerica, including custodian fees, legal and auditing fees, registration fees and expenses, and fees and expenses of directors unaffiliated with Transamerica.

         The Investment Advisory Agreement does not place limits on the operating expenses of the Fund or of any Portfolio. However, Transamerica has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for the Portfolio, exceed 0.10% of the Portfolio's estimated average daily net assets on an annualized basis.

         The total dollar amounts paid by the Portfolio, and/or its predecessor Separate Account Fund C, to Transamerica under the applicable investment advisory contract for the last three fiscal years are as follows: Separate Account Fund C paid $67,198 in 1995; Separate Account Fund C and the Portfolio together paid $66,831 in 1996; and the Portfolio paid $313,749 in 1997.

         The Investment Advisory Agreement provides that Transamerica may render similar services to others so long as the services that it provides to the Fund are not impaired thereby. The investment advisory agreement also provides that Transamerica shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for: (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement; and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

         The Investment Advisory Agreement was approved for the Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on July 24, 1996, and by the Contract Owners of Separate Account Fund C at a Contract Owners meeting held on October 30, 1996. The investment advisory agreement will remain in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by: (a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment advisory agreement is also terminable as to any Portfolio at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Portfolio (a) without penalty and (b) on 60 days' written notice to Transamerica.

Sub-Advisory Agreement

         Transamerica has contracted with Transamerica Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to the Fund. Investment Services has been in existence since 1967 and has provided investment services to investment companies since 1968 and the Transamerica Life Companies since 1981. Investment Services is located at 1150 South Olive Street, Los Angeles, California 90015-2211. Transamerica has agreed to pay Investment Services a monthly fee at the annual rate of 0.30% of the first $50 million of the Portfolio's average daily net assets, 0.25% of the next $150 million, and 0.20% of assets in excess of $200 million. Investment Services will provide recommendations on the management of Fund assets, provide investment research reports and information, supervise and manage the investments of the Portfolio, and direct the purchase and sale of Portfolio investments. Investment decisions regarding the composition of the Portfolio and the nature and timing of changes in the Portfolio are subject to the control of the Board of Directors of the Fund.

         The sub-advisory agreement was approved for the Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the sub-advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on July 24, 1996, and by the Contract Owners of Separate Account Fund C at a Contract Owners meeting held on October 30, 1996. The sub-advisory agreement will remain in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by: (a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The sub-advisory agreement is also terminable at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the Portfolio (a) without penalty and (b) on 30 days written notice to Investment Services.

         PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE

         Investment Services is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Transamerica or Investment Services.

         In placing orders for portfolio securities of the Portfolio, Investment Services is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Investment Services will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Investment Services generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Investment Services will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Portfolio, Investment Services and its affiliates, or other clients of Investment Services or its affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by Investment Services in connection with all of its activities, and some of such services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolio, and the services furnished by such brokers may be used by Investment Services in providing investment sub-advisory services for the Portfolio. The aggregate dollar amounts of the brokerage commissions paid with respect to portfolio transactions of the Portfolio by Investment Services as sub-adviser to Separate Account Fund C (the Portfolio's predecessor) were $7,253 for fiscal year 1995, and $19,115 for the first ten months of 1996. The aggregate dollar amount of brokerage commissions paid by the Portfolio after the reorganization, during November and December 1996, was $5,550, so that the total paid by Investment Services and the Portfolio during fiscal year 1996 was $24,665. The total paid by the Portfolio during fiscal year 1997 was $16,312.

         On occasions when Investment Services deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other advisory clients (including any other fund or other investment company or advisory account for which Investment Services or an affiliate acts as investment adviser), Investment Services, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Investment Services in the manner it considers to be most equitable as to each customer and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the booker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

         Changes will be made in the assets of the Portfolio if such changes are considered advisable to better achieve the Portfolio's investment objectives. It is anticipated that the annual portfolio turnover should not exceed 75%. The portfolio turnover rates for Separate Account Fund C (the Portfolio's predecessor) for 1995 was 30.84%. The portfolio turnover rate for 1996, when combining the experience of Separate Account Fund C through October 31, 1996, and the Portfolio's experience for November and December 1996 was 34.58%. The Portfolio's portfolio turnover rate for 1997 was 20.54%.

                                     DETERMINATION OF NET ASSET VALUE

         Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Portfolio. In accordance with procedures adopted by the Board of Directors, the net asset value per share is calculated by determining the net worth of the Portfolio (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of the Portfolio's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. The Portfolio will compute its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectus) that the Fund is open for business.

         In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors will reconsider the time at which net asset value is computed. In addition, the Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         Portfolio assets of the Growth Portfolio are valued as follows:

                  (a) equity securities and other similar investments ("Equities") listed on any U.S. stock market or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, Equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices; (b) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Investment Services and approved by the Board of Directors; (d) options and futures contracts are valued at the last sale price on the market where any such option contracts are principally traded; (e) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (f) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by Investment Services to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and (g) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.

         Equities traded on more than one U.S. national securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. If such quotations are not available, the price will be determined in good faith by or under procedures established by the Board of Directors.

                                         PERFORMANCE INFORMATION

         The Fund may from time to time quote or otherwise use average annual total return information for the Portfolio in advertisements, shareholder reports or sales literature. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)n = ERV

Where:
         P        =        a hypothetical initial investment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one, five or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

      Any performance data quoted for the Portfolio will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

      The Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C. Separate Account Fund C had been a separate account of Transamerica registered under the 1940 Act on Form N-3 as an open-end, diversified, management investment company. The reorganization of Separate Account Fund C from a management investment company into a unit investment trust called Separate Account C, was approved at a meeting of the Contract owners held on October 30, 1996. The assets of Separate Account Fund C, as of close of business October 31, 1996, were transferred intact to the Growth Portfolio of the Fund in exchange for shares in the Growth Portfolio which will be held by Separate Account C. As the successor to Separate Account Fund C, the Growth Portfolio treats the historical performance data of Separate Account Fund C as its own for periods prior to the reorganization.

      Prior to the reorganization on November 1, 1996, Separate Account Fund C paid a mortality and expense risk fee of 1.10% and an investment advisory fee of 0.30% per year, and it did not bear any operating expenses. After the reorganization, the Growth Portfolio does not pay any mortality and expense risk fees, and its total investment advisory fee and operating expenses during 1997 were 0.98% (before fee waivers and expense reimbursements) and 0.85% after fee waivers and expense reimbursements. In accordance with conversations with the SEC staff, its investment performance for periods prior to the reorganization reflect total mutual fund fees and expenses of 0.98% per year.

      In computing its standardized total returns for periods prior to the reorganization, the Portfolio assumes that the charges currently imposed by the Portfolio were in effect through each of the periods for which the standardized returns are presented. The Growth Portfolio's performance data does not reflect any sales or insurance charges, or any other separate account or contract level charges, that were imposed under the annuity contracts issued through Separate Account Fund C.

      Any performance data quoted for the Portfolio represents historical performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance data for the Portfolio does not reflect charges deducted under the variable annuity contracts. If contract charges are taken into account, such performance data would reflect lower returns. Accordingly, any advertisement that includes performance data for the Portfolio will also include performance data for the variable annuity contracts.

      From time to time the Fund may disclose cumulative total returns in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

      CTR   =   (ERV/P) - 1

      Where:

      CTR = The cumulative total return net of Portfolio recurring charges for the period.

      ERV = The ending redeemable value of the hypothetical investment at the end of the period.

      P = A hypothetical single payment of $1,000.

      From time to time the Fund may publish an indication of the Portfolio' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Weisenberger Investment Companies Service, Donoghue's Money Portfolio Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Fund may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including (but not limited to): (a) the Lipper Analytical Services, Inc. Mutual Portfolio Performance Analysis, Fixed-Income Analysis and Mutual Portfolio Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Portfolio Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 5000 Index; (k) the Salomon Brothers World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Portfolio Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; (t) S&P 500 Index; and (u) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolio's investments. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Fund to calculate the Portfolio's performance figures.

      The Fund may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish Investment Services' views as to markets, the rationale for the Portfolio's investments and discussions of the Portfolio's current asset allocation.

      From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Portfolio. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

      Such performance data is based on historical results and is not intended to indicate future performance. The total return of the Portfolio varies based on market conditions, portfolio expenses, portfolio investments and other factors. The value of the Portfolio's shares fluctuates and an investor's shares may be worth more or less than their original cost upon redemption. The Fund may also, at its discretion, from time to time make a list of the Portfolio's holdings available to investors upon request.

                                           FEDERAL TAX MATTERS

      The Portfolio intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions.

      Sources of Gross Income. To qualify for treatment as a regulated investment company, the Portfolio must also, among other things, derive its income from certain sources. Specifically, in each taxable year, the Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in securities, or these currencies. The Portfolio must also generally derive less than 30% of its gross income each taxable year from the sale or other disposition of any of the following which was held for less than three months: (1) stock or securities, (2) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities). For purposes of these tests, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Portfolio assets.

      Diversification of Assets. To qualify for treatment as a regulated investment company, the Portfolio must also satisfy certain tax requirements with respect to the diversification of its assets. The Portfolio must have, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer. In addition, not more than 25% of the value of the Portfolio's total assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of the Portfolio's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. The Portfolio's investments in U.S. Government Securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the Investment Company Act of 1940 (the "1940 Act").

      Because the Fund is established as an investment medium for variable annuity contracts, Section 817(h) of the Code imposes additional diversification requirements on the Portfolio. These requirements which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment. In general, no more than 55% of the value of the assets of the Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

      Additional Tax Considerations. The Portfolio will not be subject to the 4% Federal excise tax imposed on amounts not distributed to shareholders on a timely basis because the Portfolio intends to make sufficient distributions to avoid such excise tax. If the Portfolio failed to qualify as a regulated investment company, owners of Contracts based on the Portfolio: (1) might be taxed currently on the investment earnings under their Contracts and thereby lose the benefit of tax deferral; and (2) the Portfolio might incur additional taxes. In addition, if the Portfolio failed to qualify as a regulated investment company, or if the Portfolio failed to comply with the diversification requirements of Section 817(h) of the Code, owners of Contracts based on the Portfolio would be taxed on the investment earnings under their Contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by Investment Services and it is intended that the Portfolio will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under the Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Investment Services might otherwise believe to be desirable.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                                             SHARES OF STOCK

      Each issued and outstanding share of the Portfolio is entitled to participate equally in dividends and distributions declared for the Portfolio's stock and, upon liquidation or dissolution, in the Portfolio's net assets remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.

       As the designated successor to Separate Account Fund C, the Growth Portfolio of the Fund received the assets of Separate Account Fund C. In exchange, the Fund provided Separate Account C with shares in the Growth Portfolio.

      Under normal circumstances, subject to the reservation of rights explained below, the Fund will redeem shares of the Portfolio in cash within 7 days. However, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

      Under Maryland law, the Fund is not required to hold annual shareholder meetings and does not intend to do so.
                                            CUSTODY OF ASSETS

      Pursuant to a Custodian Agreement with the Fund, State Street Bank and Trust Company ("State Street" or "Custodian") 225 Franklin Street, Boston, Massachusetts 02110 holds the cash and portfolio securities of the Fund as custodian.

      State Street is responsible for holding all securities and cash of the Portfolio, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Fund, all as directed by persons authorized by the Fund. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolio or the Fund. Portfolio securities of the Portfolio purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Company, or Participants Trust Company book entry systems.
                                          DIRECTORS AND OFFICERS

      The Directors and officers of the Fund are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years.

                               Positions and Offices
Name, Age and Address**                  with the Fund           Principal Occupation During the Past Five Years
----------------------------------------------------------------------------------------------------------------
Donald E. Cantlay (76)         Board of Directors             Director,  Managing  General  Partner of Cee
                                                              'n'  Tee  Company;  Director  of  California
                                                              Trucking  Association  and  Western  Highway
                                                              Institute;  Director  of  FPA  Capital  Fund
                                                              and FPA New Income Fund.

Richard N. Latzer (61)*        Board of Directors             President,   Chief  Executive   Officer  and
                                                              Director    of    Transamerica    Investment
                                                              Services,  Inc.;  Senior Vice  President and
                                                              Chief  Investment  Officer  of  Transamerica
                                                              Corporation.      Director     and     Chief
                                                              Investment     Officer    of    Transamerica
                                                              Occidental Life Insurance Company.

Jon C. Strauss (58)            Board of Directors             President of Harvey Mudd College;
                                                              Previously Vice President and Chief
                                                              Financial Officer of Howard Hughes Medical
                                                              Institute; President of Worcester
                                                              Polytechnic Institute; Vice President and
                                                              Professor of Engineering at University of
                                                              Southern California; Vice President Budget
                                                              and Finance, Director of Computer
                                                              Activities and Professor of Computer and
                                                              Decision Sciences at University of
                                                              Pennsylvania.

Gary U. Rolle (57)*            Chairman, Board of             Director,
                               Directors                      Executive    Vice    President   and   Chief
                                                              Investment     Officer    of    Transamerica
                                                              Investment  Services,   Inc.;  Director  and
                                                              Chief  Investment  Officer  of  Transamerica
                                                              Occidental Life Insurance Company.

Peter J. Sodini (57)           Board of Directors             Associate,  Freeman  Spogli & Co. (a private
                                                              investor);    President,   Chief   Executive
                                                              Officer and  Director,  The Pantry,  Inc. (a
                                                              supermarket).   Director   Pamida   Holdings
                                                              Corp.  (a retail  merchandiser)  and Buttrey
                                                              Food and Drug Co. (a supermarket).

Barbara A. Kelley (45)         President                      President,   Chief  Operating   Officer  and
                                                              Director    of    Transamerica     Financial
                                                              Resources,  Inc. and  President and Director
                                                              of     Transamerica     Securities     Sales
                                                              Corporation,  Transamerica  Advisors,  Inc.,
                                                              Transamerica  Product,  Inc.,   Transamerica
                                                              Product,   Inc.  I,  Transamerica   Product,
                                                              Inc.  II,  Transamerica  Product,  Inc.  IV,
                                                              and Transamerica Leasing Ventures,  Inc.

Matt Coben (37)***             Vice President                 Vice  President,  Broker/Dealer  Channel  of
                                                              the   Institutional    Marketing    Services
                                                              Division  of  Transamerica   Life  Insurance
                                                              and  Annuity  Company  and  prior  to  1994,
                                                              Vice  President  and National  Sales Manager
                                                              of the Dreyfus Service Organization .

Sally S. Yamada (47)           Assistant Secretary            Vice     President    and    Treasurer    of
                                                              Transamerica
                                                                       Occidental  Life Insurance  Company
                                                              and   Treasurer   of    Transamerica    Life
                                                              Insurance and Annuity Company.

Regina M. Fink (42)            Secretary                      Counsel  for  Transamerica  Occidental  Life
                                                              Insurance   Company   and   prior   to  1994
                                                              Counsel  and  Vice  President  for  Colonial
                                                              Management Associates, Inc.

Thomas M. Adams (63)           Assistant Secretary            Partner  in the law firm of  Lanning , Adams
                                                              & Peterson.

Susan R. Hughes (42)           Treasurer                      Vice President and Chief Financial
                                                              Officer, Transamerica Investment Services,
                                                              Inc., since 1997; Independent Financial
                                                              Consultant 1992-1997,

*        These  members of the Board are  interested  persons as defined by
Section  2(a)(19)  of the 1940
         Act.
** Except as otherwise noted, the mailing address of each Board member and officer is 1150 South Olive, Los Angeles, California 90015.
*** The mailing address of this officer is 401 North Tryon Street Suite 700, Charlotte, North Carolina 28202.

     The principal occupations listed above apply for the last five years. In some instances, the occupation listed above is the current position; prior positions with the same company or affiliate are not indicated.

         Each of the officers and members of the Board of the Fund holds the same or similar position with Transamerica Occidental's Separate Account Fund B. The members of the Board of Directors are also members of the Board of Directors of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment Services, Inc. Mr. Rolle is a director of Transamerica Investors, Inc.

Compensation

         The following table shows the compensation paid by the Fund and the Fund Complex during the fiscal year ended December 31, 1997, to all Directors of the Fund.



                                                                                        Total
                                                                                     Compensation
                                                          Total Pension or         From Registrant
                                    Aggregate           Retirement Benefits        and Fund Complex
                                  Compensation        Accrued As Part of Fund    Paid to Directors3/
       Name of Person              From Fund1/               Expenses2/
     Donald E. Cantlay               $1,500                     -0-                     $6,000
     Richard N. Latzer                 -0-                      -0-                       -0-
      DeWayne W. Moore                $1500                     -0-                     $6,250
       Gary U. Rolle                   -0-                      -0-                       -0-
      Peter J. Sodini                -$1500-                    -0-                     $4,750
       Jon C. Strauss                 $500                      -0-                      $500

                                          ---------------------

1/ Each director of the Fund is compensated $250 for each meeting they attend. (The Board of the Fund plans to hold four regularly scheduled board meetings each year; other meetings may be scheduled.) This is the same compensation the directors received while members of the Board of Managers of Separate Account Fund C.

2/ None of the members of the Board of Directors currently receives any pension or retirement benefits due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.

3/ During fiscal year1997, each Board member was also a member of the Board of Transamerica Occidental's Separate Account Fund B and of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment services, Inc. Mr. Rolle' is a director of Transamerica Investors, Inc. These registered investment companies comprise the "Fund Complex."

                                            LEGAL PROCEEDINGS

         There is no pending material legal proceeding affecting the Fund. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets.

                                            OTHER INFORMATION

Legal Counsel

         Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404, has provided advice to the Fund with respect to certain matters relating to federal securities laws.

Other Information

         The Prospectus and this Statement do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this Statement pursuant to the rules and regulations of the SEC. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Statement form parts, each such statement being qualified in all respects by such reference.

Independent Auditors

         Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071, acts as the Fund's independent auditors.

Financial Statements

         This  Statement  of  Additional   Information  contains  the  financial
statements for the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., for the fiscal year ended December 31, 1997.

                                                APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS1A.  Moody's Investors  Service,  Inc. Aaa:
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered a medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or maybe characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Unrated:
Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:1. An application for rating was not received or accepted.2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.3. There is a lack of essential data pertaining to the issue or issuer.4.The issue was privately placed, in which case the rating is not published in Moody's publications. Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.Note: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.B. Standard & Poor's Corporations AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. BB--B--CCC--CC--C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. Investment Services' uses its judgment, analysis and experience to evaluate such bonds.

--------
1The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.